As filed with the Securities and Exchange Commission on March 22, 2000
                                             Securities Act File No. 333-96005
                                      Investment Company Act File No. 811-5723


--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        ------------------------------

                                   FORM N-14
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                        ------------------------------


       [X] Pre-Effective Amendment No.1 [ ] Post-Effective Amendment No.


                       (Check appropriate box or boxes)

                        ------------------------------

              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
            (Exact Name Of Registrant As Specified In Its Charter)

                        ------------------------------

                                (609) 282-2800
                       (Area Code And Telephone Number)

                        ------------------------------

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536
                   (Address Of Principal Executive Offices:
                    Number, Street, City, State, Zip Code)

                        ------------------------------

                                Terry K. Glenn
              Merrill Lynch Developing Capital Markets Fund, Inc.
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name And Address Of Agent For Service)

                        ------------------------------

                                  Copies to:


            FRANK P. BRUNO, ESQ.             MICHAEL J. HENNEWINKEL, ESQ.
              BROWN & WOOD LLP           MERRILL LYNCH ASSET MANAGEMENT
           One World Trade Center               800 Scudders Mill Road
          New York, NY 10048-0557                Plainsboro, NJ 08536


                        ------------------------------

     Approximate Date Of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

                        ------------------------------

     Title of Securities Being Registered: Common Stock, Par Value $.10 per share.

     No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this
Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
--------------------------------------------------------------------------------

                  MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         To Be Held On April 26, 2000

TO THE STOCKHOLDERS OF
     MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.:


     NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Meeting") of Merrill Lynch Middle East/Africa Fund, Inc. ("Middle East/Africa Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, April 26, 2000 at 11:15 a.m., Eastern time, for the following purposes:


          (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") providing for the acquisition of substantially all of the assets of Middle East/Africa Fund by Merrill Lynch Developing Capital Markets Fund, Inc. ("Developing Capital Markets Fund"), and the assumption of substantially all of the liabilities of Middle East/Africa Fund by Developing Capital Markets Fund, in exchange solely for an equal aggregate value of newly-issued shares of Developing Capital Markets Fund. The Agreement and Plan of Reorganization also provides for distribution of such shares of Developing Capital Markets Fund to stockholders of Middle East/Africa Fund in liquidation of Middle East/Africa Fund. A vote in favor of this proposal will constitute a vote in favor of the liquidation and dissolution of Middle East/Africa Fund and the termination of its registration under the Investment Company Act of 1940, as amended; and

          (2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

     The Board of Directors of Middle East/Africa Fund has fixed the close of business on March 15, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     A complete list of the stockholders of Middle East/Africa Fund entitled to vote at the Meeting will be available and open to the examination of any stockholders of Middle East/Africa Fund for any purpose germane to the Meeting during ordinary business hours from and after April 12, 2000 at the offices of Middle East/Africa Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

        You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of Middle East/Africa Fund.

                                      By Order of the Board of Directors,


                                      SUSAN B. BAKER
                                      Secretary


Plainsboro, New Jersey
Dated: March 22, 2000

                  MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.
              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
                P.O. Box 9011, Princeton, New Jersey 08543-9011
                                (609) 282-2800

                      SPECIAL MEETING OF STOCKHOLDERS OF
                  MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.


     This Proxy Statement and Prospectus is being sent to you because you are a stockholder of Merrill Lynch Middle East/Africa Fund, Inc. ("Middle East/Africa Fund"), a Maryland corporation. Middle East/Africa Fund has called a Special Meeting of its stockholders to approve the acquisition of its assets and the assumption of its liabilities by Merrill Lynch Developing Capital Markets Fund, Inc. ("Developing Capital Markets Fund") in exchange for shares of Developing Capital Markets Fund. After the completion of these transactions, Middle East/Africa Fund will terminate its registration under the Investment Company Act of 1940, as amended, and will dissolve in accordance with the laws of the State of Maryland.

     Both Middle East/Africa Fund and Developing Capital Markets Fund are open-end management investment companies with similar, though not identical, investment objectives. Each Fund seeks long term capital appreciation. Developing Capital Markets Fund invests in securities, principally equities, of issuers in countries having smaller capital markets. Middle East/Africa Fund invests primarily in equity and debt securities of corporations and government issuers in the Middle East and Africa.

     The current prospectus relating to Developing Capital Markets Fund, dated October 29, 1999 (the "Developing Capital Markets Fund Prospectus"), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Stockholders of Developing Capital Markets Fund as of June 30, 1999 and the Semi-Annual Report to Stockholders of Developing Capital Markets Fund as of December 31, 1999 also accompany this Proxy Statement and Prospectus.

              -------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

              --------------------------------------------------

     This Proxy Statement and Prospectus sets forth concisely the information about Developing Capital Markets Fund that a stockholder of Middle East/Africa Fund should know before considering this reorganization transaction and should be retained for future reference. Middle East/Africa Fund has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

     A statement of additional information relating to this reorganization transaction (the "Statement of Additional Information") is on file with the Commission. It is available from Developing Capital Markets Fund without charge, upon oral request by calling 1-800-456-4587, ext. 123 or upon written request by writing Developing Capital Markets Fund at its principal executive offices. The Statement of Additional Information, dated March 22, 2000 is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other material incorporated herein by reference and other information regarding the Funds.


     The address of the principal executive offices of both Middle East/Africa
Fund  and  Developing   Capital  Markets  Fund  is  800  Scudders  Mill  Road,
Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

              --------------------------------------------------


       The date of this Proxy Statement and Prospectus is March 22, 2000


                               TABLE OF CONTENTS

                                                                                         Page


INTRODUCTION.................................................................................3
SUMMARY......................................................................................3
    The Reorganization.......................................................................4
    Pro Forma Fee Tables.....................................................................5
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................................................13
COMPARISON OF THE FUNDS.....................................................................16
    Financial Highlights....................................................................16
    Investment Objectives and Policies......................................................20
    Other Investment Policies...............................................................22
    Information Regarding Options, Futures and Foreign Exchange Transactions................23
    Investment Restrictions.................................................................23
    Management..............................................................................23
    Purchase of Shares......................................................................25
    Redemption of Shares....................................................................25
    Performance.............................................................................26
    Stockholder Rights......................................................................26
    Dividends...............................................................................27
    Automatic Dividend Reinvestment Plan....................................................27
    Tax Information.........................................................................27
    Portfolio Transactions..................................................................27
    Portfolio Turnover......................................................................27
    Additional Information..................................................................27
THE REORGANIZATION..........................................................................28
    General.................................................................................28
    Procedure...............................................................................29
    Terms of the Agreement and Plan.........................................................29
    Potential Benefits to Stockholders as a Result of the Reorganization....................30
    Tax Consequences of the Reorganization..................................................31
    Capitalization..........................................................................32
INFORMATION CONCERNING THE SPECIAL MEETING..................................................33
    Date, Time and Place of Meeting.........................................................33
    Solicitation, Revocation and Use of Proxies.............................................33
    Record Date and Outstanding Shares......................................................34
    Security Ownership of Certain Beneficial Owners and Management of Middle
    East/Africa Fund and Developing Capital Markets Fund....................................34
    Voting Rights and Required Vote.........................................................34
ADDITIONAL INFORMATION......................................................................34
LEGAL PROCEEDINGS...........................................................................35
LEGAL OPINIONS..............................................................................35
EXPERTS.....................................................................................35
STOCKHOLDER PROPOSALS.......................................................................35
AGREEMENT AND PLAN OF REORGANIZATION........................................................I-1



                                 INTRODUCTION


     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Middle
East/Africa Fund for use at a special meeting of stockholders of Middle East/Africa Fund (the "Meeting") to be held at the offices of Merrill Lynch Asset Management ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on April 26, 2000, at 11:15 a.m., Eastern time. The mailing address for Middle East/Africa Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is March 24, 2000.


     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Middle East/Africa Fund at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Agreement and Plan of Reoganization between Developing Capital Markets Fund and Middle East/Africa Fund (the "Agreement and Plan").


     Stockholders of Middle East/Africa Fund will be entitled to receive the same class of shares of Developing Capital Markets Fund (i.e., Class A, Class B, Class C or Class D) (the "Corresponding Shares") as they held in Middle East/Africa Fund immediately prior to the Reorganization. The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges ("CDSCs")), if any, shall apply to Corresponding Shares as applied to shares of Middle East/Africa Fund immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Developing Capital Markets Fund to be issued to the stockholders of Middle East/Africa Fund will equal the aggregate net asset value of the outstanding shares of Middle East/Africa Fund as set forth in the Agreement and Plan. Middle East/Africa Fund and Developing Capital Markets Fund sometimes are referred to herein collectively as the "Funds" and individually as a "Fund," as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the "Combined Fund."


     Approval of the Agreement and Plan will require the affirmative vote of Middle East/Africa Fund stockholders representing a majority of the total number of votes entitled to be cast thereon. Stockholders will vote as a single class on the proposal to approve the Agreement and Plan. See "Information Concerning the Special Meeting."

     The Board of Directors of Middle East/Africa Fund knows of no business other than that discussed above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


     This Proxy Statement and Prospectus serves as a prospectus of Developing Capital Markets Fund under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of shares of Developing Capital Markets Fund to Middle East/Africa Fund pursuant to the terms of the Agreement and Plan.


                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.


     In this Proxy Statement and Prospectus, the term "Reorganization" refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Middle East/Africa Fund by Developing Capital Markets Fund in exchange for the Corresponding Shares and the subsequent distribution of Corresponding Shares to the stockholders of Middle East/Africa Fund; and (ii) the subsequent deregistration and dissolution of Middle East/Africa Fund.


The Reorganization

     At a meeting of the Board of Directors of Middle East/Africa Fund held on January 20, 2000, the Board of Directors approved a proposal that Developing Capital Markets Fund acquire substantially all of the assets, and assume substantially all of the liabilities, of Middle East/Africa Fund in exchange solely for shares of Developing Capital Markets Fund to be distributed to the stockholders of Middle East/Africa Fund.


     Based upon their evaluation of all relevant information, the Directors of Middle East/Africa Fund have determined that the Reorganization will potentially benefit the stockholders of Middle East/Africa Fund. Specifically, the Directors considered that after the Reorganization, Middle East/Africa Fund stockholders will remain invested in an open-end fund with a substantially larger net asset value. As part of a larger fund (as of February 29, 2000 the net assets of Developing Capital Markets Fund were approximately $230.1 million) Middle East/Africa Fund stockholders are likely to benefit from reduced overall operating expenses per share on a pro forma basis as a result of certain economies of scale expected after the Reorganization. Additionally, the Corresponding Shares received by Middle East/Africa Fund stockholders will not be subject to the redemption fee that is applicable to any Middle East/Africa Fund shares redeemed within 12 months of purchase. In addition, as stockholders of Developing Capital Markets Fund, they will have an exchange privilege with certain other funds utilizing the Merrill Lynch Select Pricing(SM) System ("Select Pricing") which is not available to Middle East/Africa Fund stockholders. See "Summary--Pro Forma Fee Tables" and "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization."


     The Board of Directors of Middle East/Africa Fund, including all of the Directors who are not "interested persons," as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of Middle East/Africa Fund and that the interests of existing Middle East/Africa Fund stockholders will not be diluted as a result of effecting the Reorganization.

     If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that Middle East/Africa Fund and Developing Capital Markets Fund have obtained prior to that time either (a) a favorable private letter ruling from the Internal Revenue Service (the "IRS") or (b) an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of Middle East/Africa Fund, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Board of Directors of Middle East/Africa Fund and the Board of Directors of Developing Capital Markets Fund; (ii) by the Board of Directors of Middle East/Africa Fund if any condition to Middle East/Africa Fund's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Developing Capital Markets Fund if any condition to Developing Capital Markets Fund's obligations has not been fulfilled or waived by such Board.

Pro Forma Fee Tables


     The tables below provide information about the fees and expenses attributable to shares of each Fund and, assuming the Reorganization takes place, the estimated annualized fees and expenses attributable to shares of the Combined Fund.


Pro Forma Fee Table for Class A and Class B Stockholders of Middle East/Africa Fund,
               Developing Capital Markets Fund and the Combined Fund*
                      as of November 30, 1999 (unaudited)


                                        Class A Shares                      Class B Shares (b)
                             ------------------------------------- -------------------------------------
                                      Actual                               Actual

                             -------------------------             ------------------------
                               Middle      Developing                          Developing
                             East/Africa    Capital                   Middle     Capital
                               Fund         Markets     Combined   East/Africa   Markets      Combined
                                             Fund         Fund*        Fund*       Fund          Fund*
                             ------------ ------------------------ ------------ -----------   ---------

Stockholder Fees (fees paid
directly from a stockholder's
investment) (a):

  Maximum Sales Charge
      (Load) imposed on
      purchases (as a
      percentage of
      offering price)......   5.25%(c)     5.25%(c)    5.25%(c)       None         None        None


  Maximum Deferred Sales
      Charge (Load) (as a
      percentage of
      original purchase
      price or redemption
      proceeds,
      whichever is lower)..    None(d)      None(d)     None(d)      4.0%(c)     4.0%(c)      4.0%(c)


  Maximum Sales Charge
      (Load) Imposed on
      Dividend
      Reinvestments........     None         None        None         None         None        None

  Redemption Fee (as a
      percentage of net
      asset value of
      shares redeemed
      within 12 months of
      purchase)............     2.0%         None        None         2.0%         None        None

  Exchange Fee.............     None         None        None         None         None        None

Annual Fund Operating Expenses
    (expenses that are
    deducted from Fund
    assets):

    Management Fee.........     1.00%        1.00%       1.00%        1.00%       1.00%        1.00%

    Distribution and/or
        Service (12b-1)
        Fees(e)............     None         None        None         1.00%       1.00%        1.00%

    Other Expenses
        (including
        transfer agent
        fees) (f)..........     9.74%        0.79%       0.79%        9.74%       0.79%        0.79%
                                ----         ----        ----         ----        ----         ----
    Total Annual Fund
        Operating Expenses.     10.74%(g)    1.79%       1.79%        11.74%(g)   2.79%        2.79%
                                =====        ====        ====         =====       ====         ====
-----------------
Footnotes appear on next page




 Pro Forma Fee Table for Class C and Class D Stockholders of Middle East/Africa Fund,
            Developing Capital Markets Fund and the Combined Fund*
                      as of November 30, 1999 (unaudited)


                                        Class C Shares                        Class D Shares

                             ------------------------------------- -------------------------------------
                                      Actual                               Actual

                             -------------------------             ------------------------
                                           Developing                          Developing
                               Middle       Capital                   Middle    Capital
                             East/Africa    Markets     Combined   East/Africa  Markets       Combined
                                Fund         Fund         Fund*       Fund*      Fund           Fund*
                             ------------ ------------------------ ------------ ----------- ------------


Stockholder Fees (fees paid
directly from a stockholder's
investment) (a):

  Maximum Sales Charge
      (Load) imposed on
      purchases (as a
      percentage of
      offering price)......     None         None        None       5.25%(c)     5.25%(c)    5.25%(c)


  Maximum Deferred Sales
      Charge (Load) (as a
      percentage of
      original purchase
      price or redemption
      proceeds,
      whichever is lower)..    1.0%(c)      1.0%(c)     1.0%(c)      None(d)     None(d)      None(d)


  Maximum Sales Charge
      (Load) Imposed on
      Dividend
      Reinvestments........     None         None        None         None         None        None

  Redemption Fee (as a
      percentage of net
      asset value of
      shares redeemed
      within 12 months of
      purchase)............     2.0%         None        None         2.0%         None        None

  Exchange Fee.............     None         None        None         None         None        None

Annual Fund Operating Expenses
(expenses that are deducted
from Fund assets):

    Management Fee.........     1.00%        1.00%       1.00%        1.00%       1.00%        1.00%

    Distribution and/or
        Service (12b-1)
        Fees(e)............     1.00%        1.00%       1.00%        0.25%       0.25%        0.25%
    Other Expenses
        (including
        transfer agent
        fees) (f)..........     9.74%        0.79%       0.79%        9.74%       0.79%        0.79%
                                ----         ----        ----         ----        ----         ----
    Total Annual Fund
        Operating Expenses.     11.74%(g)    2.79%       2.79%        10.99%(g)   2.04%        2.04%
                                =====        ====        ====         =====       ====         ====


-----------


* The expenses for the Combined Fund represent the estimated annualized expenses assuming Developing Capital Markets Fund had acquired the assets and assumed the liabilities of Middle East/Africa Fund as of November 30, 1999.

(a) In addition, Merrill Lynch, Pierce, Fenner & Smith, Incorporated (" Merrill Lynch") may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase and will no longer be subject to distribution fees.
(c) Some investors may qualify for reductions in the sales charge (load).
(d) A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.
(e) The Funds call the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class B or Class C shares for a long time, it may cost that stockholder more in distribution (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.

(f) The Funds pay the Transfer Agent $11.00 for each Class A and Class D stockholder account and $14.00 for each Class B and Class C stockholder account and reimburse the Transfer Agent's out-of-pocket expenses. The Funds pay a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Funds also pay a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. MLAM provides accounting services to the Funds at cost. For the fiscal year ended June 30, 1999, Developing Capital Markets Fund reimbursed MLAM $205,571 for these services; for the fiscal year ended November 30, 1999, Middle East/Africa Fund reimbursed MLAM $77,575 for these services.
(g) For the fiscal year ended November 30, 1999, MLAM voluntarily waived the entire management fee due from Middle East/Africa Fund and voluntarily reimbursed such Fund for a portion of its other expenses (excluding Rule 12b-1 fees). MLAM may reduce or discontinue any waiver of the management fee or reimbursement of expenses at any time without notice. Total Annual Fund Operating Expenses, after giving effect to this waiver of fees and reimbursement of expenses, were 0.50% for Class A shares, 1.50% for Class B shares, 1.50% for Class C shares and 0.75% for Class D shares.

EXAMPLES:

These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or lass than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:
                ---

                                             1 Year       3 Years       5 Years      10 Years
----------------------------------------- ------------- ------------- ------------ -------------
Class A

----------------------------------------- ------------- ------------- ------------ -------------
    Middle East/Africa Fund               $1,692*       $3,323        $4,931       $8,210
    Developing Capital Markets Fund         $697        $1,059        $1,444       $2,520
    Combined Fund+                          $697        $1,059        $1,444       $2,520
----------------------------------------- ------------- ------------- ------------ -------------
Class B

----------------------------------------- ------------- ------------- ------------ -------------
    Middle East/Africa Fund               $1,734*       $3,379        $4,957       $8,455**
    Developing Capital Markets Fund         $682        $1,065        $1,474       $2,940**
    Combined Fund+                          $682        $1,065        $1,474       $2,940**
----------------------------------------- ------------- ------------- ------------ -------------
Class C

----------------------------------------- ------------- ------------- ------------ -------------
    Middle East/Africa Fund               $1,434*       $3,179        $4,957       $8,455
    Developing Capital Markets Fund         $382          $865        $1,474       $3,119
    Combined Fund+                          $382          $865        $1,474       $3,119
----------------------------------------- ------------- ------------- ------------ -------------
Class D

----------------------------------------- ------------- ------------- ------------ -------------
    Middle East/Africa Fund               $1,713*       $3,377        $5,006       $8,296
    Developing Capital Markets Fund         $721        $1,131        $1,566       $2,770
    Combined Fund+                          $721        $1,131        $1,566       $2,770




EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:
                -------

                                             1 Year       3 Years       5 Years      10 Years
----------------------------------------- ------------- ------------- ------------ -------------
Class A

----------------------------------------- ------------- ------------- ------------ -------------
    Middle East/Africa Fund               $1,513        $3,323        $4,931       $8,210
    Developing Capital Markets Fund         $697        $1,059        $1,444       $2,520
    Combined Fund+                          $697        $1,059        $1,444       $2,520
----------------------------------------- ------------- ------------- ------------ -------------
Class B

----------------------------------------- ------------- ------------- ------------ -------------
    Middle East/Africa Fund               $1,134        $3,179        $4,957       $8,455**
    Developing Capital Markets Fund         $282          $865        $1,474       $2,940**
    Combined Fund+                          $282          $865        $1,474       $2,940**
----------------------------------------- ------------- ------------- ------------ -------------
Class C

----------------------------------------- ------------- ------------- ------------ -------------
    Middle East/Africa Fund               $1,134        $3,179        $4,957       $8,455
    Developing Capital Markets Fund         $282          $865        $1,474       $3,119
    Combined Fund+                          $282          $865        $1,474       $3,119
----------------------------------------- ------------- ------------- ------------ -------------
Class D

----------------------------------------- ------------- ------------- ------------ -------------
    Middle East/Africa Fund               $1,535        $3,377        $5,006       $8,296
    Developing Capital Markets Fund         $721        $1,131        $1,566       $2,770
    Combined Fund+                          $721        $1,131        $1,566       $2,770



-----------

+   Assuming the Reorganization had taken place on November 30, 1999.
* Reflects the 2% redemption fee charged on redemptions made within one year of purchase.
** Assumes conversion of Class B shares to Class D shares approximately eight years after initial purchase.

     The foregoing Pro Forma Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a Middle East/Africa Fund or Developing Capital Markets Fund stockholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See "Summary," "The
Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization" and "Comparison of the Funds--Management," "--Purchase of Shares" and "--Redemption of Shares."


Middle East/Africa Fund               Middle East/Africa Fund was incorporated
                                      under the laws of the State of  Maryland
                                      on  March   15,   1994   and   commenced
                                      operations on December 30, 1994.  Middle
                                      East/Africa Fund is a non-diversified, open-end management investment company.

                                      As  of   February   29,   2000,   Middle
                                      East/Africa   Fund  had  net  assets  of
                                      approximately $3,489,196.


Developing Capital Markets Fund       Developing   Capital  Markets  Fund  was
                                      incorporated under the laws of the State
                                      of   Maryland  on  April  14,  1989  and
                                      commenced  operations  on  September  1,
                                      1989. Developing Capital Markets Fund is a non-diversified, open-end management investment company.


                                      As  of  February  29,  2000,  Developing
                                      Capital Markets Fund had net assets of approximately $230,140,117.

Comparison of the Funds               Investment  Objectives.  The  investment
                                      objectives of Developing Capital Markets
                                      Fund  and  Middle  East/Africa  Fund are
                                      similar,     though    not    identical.
                                      Developing  Capital  Markets  Fund seeks
                                      long-term   capital    appreciation   by
                                      investing  in  securities,   principally
                                      equities, of issuers in countries having
                                      smaller  capital   markets.   Developing
                                      Capital   Markets  Fund   considers  all
                                      countries  other than Japan,  the United
                                      Kingdom,  the United  States and Germany
                                      to be countries  having smaller  capital
                                      markets.  Middle  East/Africa  Fund also
                                      seeks long-term capital appreciation but
                                      may   invest   more   heavily   in  debt
                                      securities  than can Developing  Capital
                                      Markets Fund and is limited to investing in issuers located in the Middle East and Africa.

                                      Under normal  circumstances,  Developing
                                      Capital  Markets  Fund  will  invest  at
                                      least  65%  of  its   assets  in  equity
                                      securities of countries  having  smaller
                                      capital  markets.   Developing   Capital
                                      Markets   Fund   may   invest   in  debt
                                      securities of companies and  governments
                                      in   these   countries   and   has   not
                                      established   any  rating  or   maturity
                                      criteria for such debt securities.

                                      Middle  East/Africa  Fund may  invest in
                                      both equity and debt  securities and may
                                      vary the balance between equity and debt
                                      securities  as  Fund  management   deems
                                      advisable.  Under normal  circumstances,
                                      Middle  East/Africa  Fund  will  tend to
                                      invest    more    heavily    in   equity
                                      securities.   Like  Developing   Capital
                                      Markets Fund, Middle East/Africa Fund has established no rating criteria for the debt securities in which it may invest.

                                      Management  Fees.  The  manager for both
                                      Middle  East/Africa  Fund and Developing
                                      Capital  Markets  Fund is MLAM.  MLAM is
                                      responsible  for the  management of each
                                      Fund's  investment   portfolio  and  for
                                      providing   administrative  services  to
                                      each  Fund.   Pursuant   to  a  separate
                                      management agreement between each Fund and MLAM, each Fund pays MLAM a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund. After the Reorganization, the advisory fee paid by the Combined Fund would be 1.00% of the average daily net assets of the Combined Fund. See "Summary--Pro Forma Fee Tables" and "Comparison of the Funds--Management."

                                      A.  Grace  Pineda  serves  as  portfolio
                                      manager for both Funds.  Ms.  Pineda has
                                      served   as    Portfolio    Manager   of
                                      Developing  Capital  Markets  Fund since
                                      its  inception  (September  1, 1989) and
                                      has  served  as  Portfolio   Manager  of
                                      Middle   East/Africa   Fund   since  its
                                      inception  (December 30, 1994).


                                      MLAM has  retained  Merrill  Lynch Asset
                                      Management U.K. Limited ("MLAM U.K.") as
                                      sub-adviser   to  each  of  the   Funds.
                                      Pursuant  to  a  separate   sub-advisory
                                      agreement  between  MLAM and  MLAM  U.K.
                                      with  respect  to each  Fund,  MLAM pays
                                      MLAM U.K. a fee for providing investment
                                      advisory  services to MLAM with  respect
                                      to  each  Fund,   in  an  amount  to  be
                                      determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to such Fund's management agreement.


                                      Class  Structure.  Each Fund offers four
                                      classes  of  shares   under  the  Select
                                      Pricing  System.  The Class A,  Class B,
                                      Class C and  Class D  shares  issued  by
                                      Developing   Capital  Markets  Fund  are
                                      identical  in all  respects to the Class
                                      A,  Class B,  Class C and Class D shares
                                      issued  by  Middle   East/Africa   Fund,
                                      except that (a) they represent ownership
                                      interests  in  a  different   investment
                                      portfolio,  (b) all  classes  of  Middle
                                      East/Africa Fund shares are subject to a
                                      redemption  fee of 2.0% of the net asset
                                      value of any shares  redeemed  within 12
                                      months of  purchase  and (c)  Developing
                                      Capital  Markets  Fund  shares  have  an
                                      exchange  privilege  with certain  other
                                      funds   utilizing  the  Select   Pricing
                                      System.    See    "Comparison   of   the
                                      Funds--Purchase        of       Shares,"
                                      "--Redemption of Shares" and "Additional
                                      Information--Stockholder Services."

                                      Overall  Expense  Ratio.  As of November
                                      30, 1999, the overall  operating expense
                                      ratio    (excluding    class    specific
                                      distribution  and  account   maintenance
                                      fees) for  Middle  East/Africa  Fund was
                                      10.74%   (based   on   net   assets   of
                                      approximately  $3.3  million and without
                                      giving  effect  to  any  fee  waiver  or
                                      reimbursement   of  expenses)   and  for
                                      Developing   Capital  Markets  Fund  was
                                      1.79%    (based   on   net   assets   of
                                      approximately  $200.8  million).  If the
                                      Reorganization  had taken  place on that
                                      date,  the estimated  overall  operating
                                      expense ratio  (excluding class specific
                                      distribution  and  account   maintenance
                                      fees) for the Combined Fund would have been 1.79% (based on net assets of approximately $204.1 million).


                                      The  foregoing  expense  ratios  are for
                                      each  Fund  on an  overall  basis.  Such
                                      ratios  differ  among  Class A, Class B,
                                      Class C and  Class D shares  as a result
                                      of  class  specific   distribution   and
                                      account  maintenance  expenditures.  See
                                      "Summary--Pro Forma Fee Tables."

                                      Purchase of Shares. Shares of Developing
                                      Capital   Markets   Fund   are   offered
                                      continuously  for sale to the  public in
                                      substantially  the same manner as shares
                                      of   Middle    East/Africa   Fund.   See
                                      "Comparison  of the  Funds--Purchase  of
                                      Shares."

                                      Redemption  of  Shares.  The  redemption
                                      procedures   for  shares  of  Developing
                                      Capital  Markets Fund are  substantially
                                      the  same as the  redemption  procedures
                                      for  shares of Middle  East/Africa  Fund
                                      except  that all  classes  of  shares of
                                      Middle East/Africa Fund are subject to a
                                      redemption  fee of 2.0% of the net asset
                                      value of any shares  redeemed  within 12
                                      months  of  purchase.  For  purposes  of
                                      computing  any CDSC that may be  payable
                                      upon disposition of Corresponding Shares
                                      of  Developing   Capital   Markets  Fund
                                      acquired  by  Middle   East/Africa  Fund
                                      stockholders in the Reorganization,  the
                                      holding  period  of  Middle  East/Africa
                                      Fund shares  outstanding on the date the
                                      Reorganization   takes   place  will  be
                                      "tacked" onto the holding  period of the
                                      Corresponding   Shares   of   Developing
                                      Capital Markets Fund acquired in the Reorganization. See "Comparison of the Funds--Redemption of Shares."

                                      Dividends.   Middle  East/Africa  Fund's
                                      policies  with respect to dividends  are
                                      substantially   the  same  as  those  of
                                      Developing  Capital  Markets  Fund.  See
                                      "Comparison  of  the  Funds--Dividends."

                                      Net Asset Value. Both Middle East/Africa
                                      Fund and Developing Capital Markets Fund
                                      determine  net asset value of each class
                                      of shares  once daily as of the close of
                                      business on the New York Stock  Exchange
                                      (the  "NYSE")  on each  day the  NYSE is
                                      open for trading  based on prices at the
                                      time  of  closing.  The  NYSE  generally
                                      closes at 4:00 p.m.,  Eastern time. Both
                                      Funds  compute net asset value per share
                                      in the same manner.  See  "Comparison of
                                      the  Funds--Additional  Information--Net
                                      Asset   Value."

                                      Voting Rights. The corresponding  voting
                                      rights  of  the  holders  of  shares  of
                                      common    stock   of   each   Fund   are
                                      substantially the same. See "Comparison of the Funds -- Additional Information -- Capital Stock."


                                      Other    Significant     Considerations.
                                      Stockholder services available to Middle
                                      East/Africa Fund  stockholders,  such as
                                      providing  the  annual  and  semi-annual
                                      reports,  are  substantially the same as
                                      those  available to  Developing  Capital
                                      Markets  Fund   stockholders,   however,
                                      Developing    Capital    Markets    Fund
                                      stockholders have an exchange  privilege
                                      with certain  other funds  utilizing the
                                      Select   Pricing   System  that  is  not
                                      available  to  Middle  East/Africa  Fund
                                      stockholders.  This  exchange  privilege
                                      will be available for the  Corresponding
                                      Shares  acquired  by Middle  East/Africa
                                      Fund stockholders in the Reorganization.
                                      See "Comparison of the Funds--Additional
                                      Information--Stockholder  Services."  An
                                      automatic dividend  reinvestment plan is
                                      available to  stockholders of each Fund.
                                      The plans are identical. See "Comparison
                                      of  the  Funds  --  Automatic   Dividend
                                      Reinvestment  Plan" and  "Comparison  of
                                      the       Funds      --       Additional
                                      Information--Stockholder Services."


Tax Considerations                    Middle  East/Africa  Fund and Developing
                                      Capital   Markets   Fund   jointly  have
                                      requested a private  letter  ruling from
                                      the   IRS    with    respect    to   the
                                      Reorganization to the effect that, among
                                      other things, neither Middle East/Africa
                                      Fund nor Developing Capital Markets Fund
                                      will  recognize  gain  or  loss  on  the
                                      transaction, and Middle East/Africa Fund
                                      stockholders  will not recognize gain or
                                      loss on the  exchange of their shares of
                                      Middle   East/Africa   Fund   stock  for
                                      Corresponding   Shares   of   Developing
                                      Capital  Markets Fund. The  consummation
                                      of the  Reorganization is subject to the
                                      receipt of such  ruling or receipt of an
                                      opinion of  counsel to the same  effect.
                                      The  Reorganization  will not affect the
                                      status  of  Developing  Capital  Markets
                                      Fund as a regulated  investment company.
                                      Developing   Capital  Markets  Fund  has
                                      significant net realized capital losses.
                                      After   the    Reorganization,    Middle
                                      East/Africa   Fund    stockholders   may
                                      benefit  from the ability of  Developing
                                      Capital  Markets  Fund to  offset  these
                                      capital   losses  against  its  realized
                                      capital  gains,   if  any,   subject  to
                                      certain     limitations.     See    "The
                                      Reorganization--Tax  Consequences of the
                                      Reorganization."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS


     Many of the investment risks associated with an investment in Developing Capital Markets Fund are substantially similar to the investment risks associated with an investment in Middle East/Africa Fund. Such risks include investing in (a) securities issued by companies located in foreign emerging markets, (b) derivative instruments, (c) illiquid securities and (d) "junk" bonds. The primary difference in risk stems from Middle East/Africa Fund's ability to invest in debt securities without limitation, its ability to invest in debt securities that are the subject of bankruptcy proceedings or that are in default, and its emphasis on the securities of issuers located in the Middle East and Africa. As a result of the Reorganization, the risk factors applicable to an investment in Middle East/Africa Fund will be modified by the ability of Developing Capital Markets Fund to invest in more markets over a wider geographical area and the greater emphasis placed by Developing Capital Markets Fund on equity securities. The risk factors to which an investment in Developing Capital Markets is subject are set forth in the Developing Capital Markets Fund Prospectus under the caption "Details About the Fund--Investment Risks."


     Investing on an International Basis. Because a substantial portion of each Fund's assets may be invested in securities of non-U.S. issuers, investors should be aware of certain risk factors and special considerations relating to international investing, which may involve risks that are not typically associated with investments in securities of U.S. issuers, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since both Funds invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in each Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Currencies of certain countries may be volatile and, therefore, may affect the value of securities denominated in such currencies. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

     As  a  result  of  these  potential  risks,   MLAM  may  determine  that,
notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. Both Funds may invest in countries in which foreign investors, including MLAM, have had no or limited prior experience.

     Many of the foreign securities held by the Funds will not be registered with the Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign issuer than about a U.S. issuer and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, may not be subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

     Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries that have smaller, emerging capital markets, which may result in the Funds incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Funds to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Funds due to subsequent declines in the value of such portfolio security or, if a contract to sell the security has been entered, could result in possible liability to the purchaser.

     There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as Developing Capital Markets Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.


     Debt Securities. Middle East/Africa Fund may invest in debt securities without limitation while Developing Capital Markets Fund may only invest up to 35% of its total assets in debt securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. Since Middle East/Africa Fund may invest in debt securities without limitation, Middle East/Africa Fund may be more subject to interest rate risk and credit risk than Developing Capital Markets Fund.


     Borrowing. Each Fund may borrow up to 331/3% of its total assets (including the amount borrowed), taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions (so as not to force a Fund to liquidate securities at a disadvantageous time) or to settle securities transactions. Neither Fund will purchase securities at any time when borrowings exceed 5% of its total assets. Developing Capital Markets Fund is further limited by a non-fundamental investment restriction that it may not borrow amounts in excess of 20% of its total assets and then only from banks as a temporary measure for extraordinary or emergency purposes.

     Derivative Investments. Each Fund may engage in transactions in certain instruments that may be characterized as derivatives. These instruments include options on portfolio positions or currencies, options on stock or other financial indices, financial and currency futures, options on such futures and forward foreign currency transactions. The Funds may engage in these transactions for hedging purposes, including anticipatory hedges and Developing Capital Markets Fund may use derivatives to seek to increase its return.

     Transactions involving options, futures, options on futures or currencies may involve the loss of an opportunity to profit from a price movement in the underlying asset beyond certain levels or a price increase on other portfolio assets (in the case of transactions for hedging purposes) or expose the Funds to potential losses that exceed the amount originally invested by the Fund in such instruments.

     Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of a Fund's assets in illiquid securities may restrict the ability of a Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which a Fund's operations require cash, such as when a Fund redeems shares or pays dividends, and could result in a Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. Further, issuers whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. In making investments in such securities, a Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities. In addition, each of the Funds may invest in privately placed securities (including securities restricted to "qualified institutional buyers" under Rule 144A under the Securities Act) that may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale.

     Withholding and Other Taxes. Income and capital gains on securities held by the Funds may be subject to withholding and other taxes imposed by certain jurisdictions, which would reduce the return to the respective Fund on those securities. The Funds intend, unless ineligible, to elect to "pass-through" to their respective stockholders the amount of foreign taxes paid by that Fund. If certain holding period requirements are met, the taxes passed through to stockholders will be included in each stockholder's income and could potentially be offset by either a deduction or a credit. Certain stockholders, including non-U.S. stockholders, will not be entitled to the benefit of a deduction or credit with respect to foreign taxes paid at the Fund level. Non-U.S. stockholders may nevertheless be subject to withholding tax on the foreign taxes included in their income. Other taxes, such as transfer taxes, may be imposed on the Funds, but would not give rise to a credit or deduction for stockholders.

                            COMPARISON OF THE FUNDS

Financial Highlights

     Developing Capital Markets Fund The financial information in the table below, except for the six months ended December 31, 1999, which is unaudited, has been audited in conjunction with the annual audits of the financial statements of Developing Capital Markets Fund by Deloitte & Touche LLP, independent auditors.

The following per share data and ratios have been derived from information provided in the financial statements



                                                 Class A
                        -----------------------------------------------------------
                          For the
                           Six
                        Months Ended         For the Year Ended June 30,
                        December 31,   --------------------------------------------
                          1999++       1999++  1998++   1997++    1996++     1995++
                        ------------   ------  ------   ------    ------     ------
                        (unaudited)

Increase (Decrease) in
  Net Asset Value:
Per Share Operating
  Performance:
Net asset value,
  beginning
  of period              $  11.88  $  10.44  $  17.23 $  15.05   $  13.35    $  14.61
                         --------  --------  -------- --------   --------    --------
Investment income
  (loss)--net                (.03)      .18       .08      .36        .23         .24
Realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions--net          2.63      1.32     (6.18)    2.21       1.71        (.40)
                           -------  -------   -------- --------   ---------   --------
Total from investment
  operations                 2.60     1.50      (6.10)    2.57       1.94        (.16)
                           -------  -------   -------- --------   ---------   --------
Less dividends and
  distributions:
  Investment income--net     --         --       (.12)    (.28)      (.24)       (.04)
  In excess of
  investment income--net     --         --       (.09)     --         --           --
  Realized gain on
  investments--net           --         --        --      (.11)       --         (.60)
  In excess of
  realized gain on
  investments--net                     (.06)     (.48)      --        --         (.46)
                           ------   --------   ------- --------   ---------   --------
Total dividends and
  distributions             --         (.06)     (.69)    (.39)      (.24)      (1.10)
                           ------   --------   ------- --------   ---------   --------
Net asset value, end
  of period              $  14.48  $  11.88  $  10.44 $  17.23    $ 15.05     $ 13.35
                         ========  ========  ======== ========    ========    ========
Total Investment
  Return:**
Based on net asset
  value per share           21.89%#   14.60%  (36.00)%   17.66%     14.82%     (1.67)%
                         ========  ========  ======== =========   =======     =======
Ratios to Average Net
  Assets:
Expenses                     1.87%*    1.97%    1.63%     1.53%      1.54%      1.62%
                         ========  ========    =====  ========   ========     ======
Investment income
 (loss)--net                (.54)%*    1.94%     .53      2.32%      1.66%      1.56%
                         ========  ========    =====  ========   ========     ======
Supplemental Data:
Net assets, end of
period (in thousands)    $89,440    $83,115 $219,422  $471,790   $342,884   $350,081
                         =======    ======= ========  ========   ========    =======
Portfolio turnover         29.08%     84.92%   98.16%    86.68%     71.01%     63.37%
                         =======    ======= ========  ========   ========   ========




(table continued...




                                                     Class B
                        --------------------------------------------------------------
                          For the                                              For the
                           Six                                                Period
                        Months Ended         For the Year Ended June 30,   July 1, 1994 +
                        December 31,   --------------------------------       to June
                          1999++       1999++   1998++    1997++   1996++    30, 1995
                        ------------   ------   ------    ------   ------  -------------
                        (unaudited)

Increase (Decrease) in
  Net Asset Value:
Per Share Operating
  Performance:
Net asset value,
  beginning
  of period              $  11.57     $ 10.28  $ 17.04   $14.90    $13.24    $ 14.54
                         --------     -------  -------   -------   ------     -------
Investment income
  (loss)--net                (.09)        .08     (.07)     .19       .09        .08
Realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions--net          2.56        1.27    (6.08)    2.20      1.69       (.32)
                           -------      -----  --------    ------   ------   --------
Total from investment
  operations                 2.47        1.35    (6.15)    2.39      1.78       (.24)
                           -------      -----  --------    ------   ------    --------
Less dividends and
  distributions:
  Investment income--net     --         --        (.07)    (.14)     (.12)       --
  In excess of
  investment income--net     --         --        (.06)      --       --         --
  Realized gain on
  investments--net           --         --        --       (.11)      --        (.60)
  In excess of
  realized gain on
  investments--net                      (.06)     (.48)      --       --        (.46)
                            ------    -------    -----   -------    ------    --------
Total dividends and
  distributions              --         (.06)     (.61)    (.25)     (.12)     (1.06)
                            ------    --------   ------  -------    ------    --------
Net asset value, end
  of period                $14.04     $11.57    $10.28    $17.04    $14.90    $13.24
                           ========   =======   =======  =======   ========   ========
Total Investment
  Return:**
Based on net asset
  value per share           21.35%#    13.37%   (36.68)%   16.39%    13.63%    (2.22)%#
                           ======      =====    =======    =====     =====     ======
Ratios to Average Net
  Assets:
Expenses                     2.92%*    3.04%      2.67%     2.57%     2.56%     2.79%*
                           ======     =====    =======     =====     =====     =====
Investment income
 (loss)--net                (1.59)%*    .91%      (.53)%    1.22%      .65%     1.01%*
                           =======    =====   =========    =====     =====     =====
Supplemental Data:
Net assets, end of
period (in thousands)     $96,906  $ 92,104   $164,929  $398,468  $302,183  $162,774
                          =======  ========   ========  ========  ========  ========
Portfolio turnover          29.08%    84.92%     98.16%    86.68%    71.01%    63.37%
                          =======  ========   ========  ========  ========  ========



---------
+   Commencement of operations.
++  Based on average shares outstanding.
#   Aggregate total investment return.
*   Annualized.
**  Total investment returns exclude the effects of sales charges.

       Developing Capital Markets Fund-Financial Highlights (concluded)


                                                       Class C
                              ----------------------------------------------------------------
                                                                                    For the
                                For the                                              Period
                                 Six                                               October 21,
                              Months Ended         For the Year Ended June 30,       1994+
                              December 31,   -----------------------------------   to June 30,
                                1999++       1999++  1998++   1997++    1996++       1995
                              ------------   ------  ------   ------    ------    ------------
                              (unaudited)

Increase (Decrease) in
Net Asset Value:
Per Share Operating
Performance:
Net asset value, beginning
of period                      $11.53        $10.24  $16.99   $14.87   $13.22      $16.71
                               ------        ------  -------  -------  ------      ------
Investment income                (.09)          .08    (.07)     .18      .09         .08
(loss)-net
Realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions-net      2.55          1.27   (6.08)    2.20     1.70       (2.50)
                                 ----        ------   ------   -----     ----      ------
Total from investment
  operations                     2.46          1.35   (6.15)    2.38     1.79       (2.42)
                                 ----        ------   ------   -----     ----      ------
Less dividends and
  distributions:
  Investment income-net            --          --      (.07)    (.15)    (.14)      (.01)
  In excess of investment
  income-net                       --          --      (.05)     --       --         --
  Realized gain on
  investments-net                  --          --        --     (.11)     --        (.60)
  In excess of realized
  gain on investments-net          --         (.06)    (.48)     --       --        (.46)
                                 -----       ------  -------   -------  ------    -------
Total dividends and
  distributions                    --         (.06)    (.60)    (.26)    (.14)     (1.07)
                                 -----       ------  -------   -------  ------    -------
Net asset value, end of
  period                         $13.99     $11.53   $10.24   $16.99   $14.87     $13.22
                                 ======     =======  =======  ======   =======    =======
Total Investment Return:**
Based on net asset value
  per share                       21.34%#    13.42%  (36.69)%  16.37%   13.68%    (14.97)%#
                                  =====     ======   =======  ======   =======    =======
Ratios to Average Net
  Assets:
Expenses                           2.93%*     3.04%    2.68%    2.58%    2.56%      2.96%*
                                   ====     ======   ======   ======   ======     ======
Investment income
  (loss)-net                      (1.60%)*    .90%    (.51)%    1.19%     .67%      1.32%*
                                  ======     =====    ======   ======   ======     ======
Supplemental Data:
Net assets, end of period
  (in thousands)               $ 19,387   $17,768  $32,339   $71,769  $46,983    $18,573
                                =======   =======  =======   =======  =======   ========
Portfolio turnover                29.08%    84.92%   98.16%    86.68%   71.01%     63.37%
                                  =====  ======== ========  ========  =======   ========




(table continued...)



                                                              Class D
                              ---------------------------------------------------------------------
                                                                                          For the
                                For the                                                   Period
                                  Six                                                    October 21,
                              Months Ended         For the Year Ended June 30,            1994+ to
                               December 31,   --------------------------------------      June 30,
                                 1999++       1999++     1998++    1997++   1996++          1995
                              ------------    ------     ------    ------   --------     ----------
                              (unaudited)

Increase (Decrease) in
Net Asset Value:
Per Share Operating
Performance:
Net asset value, beginning
of period                         11.81        $10.41    $17.19    $15.02    $13.33          $16.77
                                  ------        ------   -------   -------   -------         ------
Investment income                 (0.05)          .16       .04       .32       .21             .13
(loss)-net
Realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions-net        2.63          1.30     (6.15)     2.20       1.69          (2.48)
                                   ----        -------  -------    ------     ------          -----
Total from investment
  operations                       2.58          1.46     (6.11)     2.52       1.90          (2.35)
                                   ----        -------  -------    ------     ------          -----
Less dividends and
  distributions:
  Investment income-net             --           --       (.11)      (.24)      (.21)          (.03)
  In excess of investment
  income-net                                     --       (.08)       --          --             --
  Realized gain on
  investments-net                   --           --       --         (.11)       --            (.60)
  In excess of realized
  gain on investments-net           --          (.06)     (.48)       --         --            (.46)
                                  ----         ------   -------      -----    ------         ------
Total dividends and
  distributions                    --           (.06)     (.67)      (.35)      (.21)         (1.09)
                                  ----         ------   -------      -----    ------         ------
Net asset value, end of
  period                        $14.39        $11.81    $10.41     $17.19     $15.02         $13.33
                               =======        ======   ========    =======    ======        =======
Total Investment Return:**
Based on net asset value
  per share                      21.85%        14.26%   (36.13)%    17.30%     14.55%        (14.49)%#
                               =======        ======    =======    ======      =====         =======
Ratios to Average Net
  Assets:
Expenses                          2.12%*        2.20%     1.88%      1.78%       1.76%          2.19%*
                                ======        ======    ======      ======     ======         ======
Investment income
  (loss)-net                      (.79)%        1.74%      .28%      2.06%       1.48%          2.10%*
                                =======       ======    ======      ======     ======         ======
Supplemental Data:
Net assets, end of period
  (in thousands)               $22,626       $19,648   $31,686    $73,686     $57,821        $21,899
                               =======       =======    ======     ======     =======        =======
Portfolio turnover               29.08%        84.92%    98.16%     86.68%      71.01%         63.37%
                               =======       =======    ======     ======     =======        =======



------------

*   Annualized.
**  Total investment returns exclude the effects of sales charges.
#   Aggregate total investment return.
+   Commencement of operations.
++  Based on the average shares outstanding.

     Middle East/Africa Fund. The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of Middle East/Africa Fund by Deloitte & Touche LLP, independent auditors.

The following per share data and ratios have been derived from information provided in the financial statements:



                                              Class A                                                 Class B
                          ----------------------------------------------------  ----------------------------------------------------
                                                                    For the                                               For the
                                                                    Period                                                Period
                                                                  December 30,                                          December 30,
                               For the Year Ended November 30,      1994+ to         For the Year Ended November 30,      1994+ to
                          --------------------------------------  November 30,  --------------------------------------  November 30,
                          1999++     1998++    1997++   1996++        1995      1999++     1998++    1997++   1996++        1995
                          ------     ------    ------   --------  ------------  ------     ------    ------   --------  ------------

Increase (Decrease)
  in Net Asset Value:
Per Share Operating
  Performance:
Net asset value,
  beginning
  of period               $ 8.18   $ 10.96   $ 9.40   $ 10.66       $10.00       $8.11       $10.87   $9.31   $10.56       10.00
                          ------   -------   ------    ------       ------       -----       ------   -----   ------      ------
Investment income--net       .32       .40      .48       .42          .57         .22          .29     .37      .32         .79
Realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions--net         1.64     (2.80)     1.52    (.80)         .09        1.61        (2.78)    1.51      (.80)      (.23)
                          ------   -------    ------   ------        -----      -----  -    ------   ------    ------      ------
Total from investment
  operations                1.96     (2.40)     2.00    (.38)         .66        1.83        (2.49)    1.88      (.48)       .56
                          ------   -------    ------   ------        -----      -----  -    ------   ------    ------      -----
Less dividends and
  distributions:
  Investment income--net     --       (.38)     (.44)    (.85)         --         --          (.27)    (.32)     (.74)       --
  Realized gain on
  investments--net           --        --        --      (.03)         --         --           --       --       (.03)       --
                           ----      ----      ----      -----       -----       ----         ----     ----    ------       ----
Total dividends and
  distributions             --       (.38)     (.44)     (.88)         --         --          (.27)    (.32)    (.77)        --
                           ----      -----     -----     -----       -----       ----        ------    ----   ------       ----
Net asset value, end
  of period               $10.14   $ 8.18    $10.96    $ 9.40       $10.66       $9.94       $8.11   $10.87    $9.31      $10.56
                          ======   ======    ======    ======       ======       =====       ======  ======    =====      ======
Total Investment
  Return:**
Based on net asset
  value per share          23.96%  (22.59)%   22.43%    (4.17)%       6.60%#     22.56%     (23.40)%  21.02%   (5.14)%      5.60%#
                         =======   ========  =======   =======      ======       =====      =======  ======    ======     ======
Ratios to Average Net
  Assets:
Expenses, net of
  reimbursement              .46%     .47%      .47%      .47%         .00%*      1.51%        1.51%   1.51%     1.50%       1.01%*
                           =====     =====     ====     =====        =====       =====       ======   =====    ======       =====
Expenses                   12.21%    6.51%     6.36%     4.84%        4.63%*     13.09%        7.51%   7.46%     5.90%       5.68%*
                          ======    ======    =====     =====       ======       =====       ======   =====    ======       =====
Investment income--net      3.55%    3.93%     4.35%     4.24%        8.43%*      2.48%        2.91%   3.40%     3.15%       8.33%*
                          ======    ======    =====     =====       ======       =====       ======   =====    ======       =====
Supplemental Data:
Net assets, end of
  period (in thousands)    $543      $563      $989      $399         $648      $2,207       $3,096  $5,947    $5,699      $7,701
                          =====     =====     =====     =====        =====       =====       ======  =======    ======     ======
Portfolio turnover        83.78%    17.03%    78.12%    46.36%       40.97%      83.78%       17.03%  78.12%    46.36%      40.97%
                          =====     =====     =====     =====        =====       =====       ======  =======    ======     ======



---------------
*   Annualized.
** Total investment returns exclude the effects of sales charges; results would be lower if sales charges were included.
#   Aggregate total investment return.
+   Commencement of operations.
++  Based on average shares outstanding.

           Middle East/Africa Fund-Financial Highlights (concluded)


                                              Class C                                                 Class D
                          ----------------------------------------------------  ---------------------------------------------------
                                                                    For the                                               For the
                                                                    Period                                                Period
                                                                  December 30,                                         December 30,
                               For the Year Ended November 30,    1994+ to         For the Year Ended November 30,      1994+ to
                          --------------------------------------  November 30,  -------------------------------------- November 30,
                          1999++     1998++    1997++   1996++        1995      1999++     1998++    1997++   1996++        1995
                          ------     ------    ------   --------  ------------  ------     ------    ------   --------  -----------

Increase (Decrease) in
  Net Asset Value:
Per Share Operating
  Performance:
Net asset value,
  beginning
  of period               $  8.12     $ 10.89   $  9.31  $ 10.56    $ 10.00     $8.15   $ 10.93     $9.38    $10.63    $ 10.00
                          -------    --------   -------  -------    -------     ------   -------   -------   -------    -------
Investment income--net        .22         .30       .36      .31        .83       .29       .37       .46       .40        .77
Realized and
  unrealized gain
  (loss) on
  investments and
  foreign currency
  transactions--net          1.61      (2.79)      1.55     (.79)      (.27)     1.64     (2.79)     1.50      (.80)     (.14)
                           ------     -------    -------  -------    --------   ------  -------   -------   --------   --------
Total from investment
  operations                 1.83      (2.49)      1.91     (.48)       .56      1.93     (2.42)     1.96      (.40)      .63
                           ------     -------    -------  -------    --------   ------  -------   -------   --------   --------
Less dividends and
  distributions:
  Investment income--net     --         (.28)     (.33)     (.74)        --       --       (.36)     (.41)     (.82)      --
  Realized gain on
  investments--net           --          --         --      (.03)        --       --       --        --        (.03)      --
                           ------     -------     ------   -------    ------    ------     ----    -------   -------    -------
Total dividends and
  distributions              --         (.28)      (.33)    (.77)        --       --       (.36)     (.41)     (.85)      --
                           ------    --------     ------   -------   -------    ------    ------   -------   -------    -------
Net asset value, end
  of period                $9.95       $8.12     $10.89    $9.31     $10.56     $10.08    $8.15    $10.93     $9.38     $10.63
                           ======     =======     =====    =======   =======    ======    =======  =======   =======    =======
Total Investment
  Return:**
Based on net asset
  value per share          22.54%     (23.38)%    21.42%   (5.16)%     5.60%#    23.68%  (22.84)%   21.95%    (4.31)%     6.30%#
                           =====      =======     =====    ======     =====     ======   =======   ======    =======    ======
Ratios to Average Net
  Assets:
Expenses, net of
  reimbursement             1.55%       1.53%      1.52%    1.50%     1.01%*      .71%       .72%    .72%        .72%      .25%*
                          ======        ====       ====    =====     =====      =====     ======   =====     =======     =====
Expenses                   13.13%       7.45%      7.47%    5.91%     5.67%*    12.33%      6.70%   6.67%       5.08%     4.89%*
                         =======        ====       ====    =====     =====      =====     ======   =====      ======     =====
Investment income--net      2.47%       2.90%      3.33%    3.14%     8.45%*     3.23%      3.69%   4.18%       4.01%     9.07%*
                         =======        ====       ====    =====     =====      =====     ======   =====      ======     =====
Supplemental Data:
Net assets, end of
  period (in thousands)     $215        $317       $723    $ 692    $1,012       $380      $ 550  $1,109        $969    $1,569
                         =======       ======      ====    =====    ======      =====      =====  ======      ======    ======
Portfolio turnover         83.78%       17.03%    78.12%   46.36%    40.97%     83.78%     17.03%  78.12%      46.36%    40.97%
                         =======       ======     =====    ======   ======      =====      =====  ======      ======    =======



-------------------
*   Annualized.
** Total investment returns exclude the effects of sales charges; results would be lower if sales charges were included.
#   Aggregate total investment return.
+   Commencement of operations.
++  Based on the average shares outstanding.

Investment Objectives and Policies


     The investment objectives of Developing Capital Markets Fund and Middle East/Africa Fund are similar, though not identical. Each Fund seeks long term capital appreciation. Developing Capital Markets Fund invests in securities, principally equities, of issuers in countries having smaller capital markets. Middle East/Africa Fund invests primarily in equity and debt securities of issuers in the Middle East and Africa. The investment objective of each Fund described in this paragraph is a fundamental policy of each Fund and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. Each Fund is non-diversified under the Investment Company Act of 1940, as amended.

     No assurance can be given that, after the Reorganization, Developing Capital Markets Fund will achieve its investment objective.

     Each Fund invests in a portfolio of securities primarily of issuers located outside of the United States. Middle East/Africa Fund invests at least 65% of the Fund's assets in the securities of issuers in all countries in the Middle East and Africa. Although the Fund is not required to invest in any particular market within that region, Middle East/Africa Fund currently emphasizes investments in securities of issuers in Botswana, Ghana, Morocco, South Africa, Turkey, Israel, Jordan and Zimbabwe. Developing Capital Markets Fund invests at least 65% of the Fund's assets in equity securities of countries having smaller capital markets. Developing Capital Markets Fund considers "smaller capital markets" to be all markets other than the four largest (based on equity market capitalization). This policy precludes Developing Capital Markets Fund from investing in Japan, the United Kingdom, the United States and Germany (except for short term cash positions).

     Securities. Developing Capital Markets Fund invests principally in equity securities including common stock, preferred stock, convertible securities and derivative securities the value of which is based on a common stock or group of common stocks. Developing Capital Markets Fund may also invest up to 35% of its assets in non-convertible debt securities. Although Middle East/Africa Fund may invest in equity and debt securities without limitation, the Fund tends to invest primarily in equity securities in order to achieve its goal of long term capital appreciation. Middle East/Africa Fund can invest in all types of equity securities including common stock, preferred stock, warrants and stock purchase rights. Each Fund may also invest in derivative securities for hedging purposes.

     Temporary Investments. Developing Capital Markets Fund reserves the right, as a temporary defensive measure to hold, without limitation, cash or cash equivalents and short term securities, including money market instruments denominated in U.S. dollars or foreign currencies ("Temporary Investments"). A portion of the Developing Capital Markets Fund may be held in Temporary Investments in anticipation of investment in equity securities or to provide for possible redemptions. Middle East/Africa Fund also reserves the right, as a temporary defensive measure and to provide for redemptions to hold, without limitation, Temporary Investments in such proportions as, in the opinion of MLAM, prevailing market or economic conditions warrant.


     Depositary Receipts. Developing Capital Markets Fund and Middle East/Africa Fund may each invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world. Each Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

     Warrants. Middle East/Africa Fund may invest in warrants. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. In addition, warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value.


     Convertible Securities. Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed-income characteristics and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, that Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


     High Yield or "Junk" Bonds. Each Fund may invest in high yield or "junk" bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.


     Distressed Securities. Middle East/Africa Fund may invest in distressed securities. Distressed securities are securities that are subject to bankruptcy proceedings or are in default, or at risk of being in default. Distressed securities are speculative and involve substantial risks. Generally Middle East/Africa Fund invests in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, no assurance can be given that the issuer will make an exchange offer or adopt a plan of reorganization. Middle East/Africa Fund generally does not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, principal with respect to distressed securities may not be repaid. Distressed securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.


     Sovereign Debt. Each Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

     Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of a Fund's assets in illiquid securities may restrict the ability of that Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. Each Fund may invest in securities restricted to "qualified institutional buyers" under Rule 144A under the Securities Act and in securities of issuers that are sold in private placement transactions between the issuers and their purchasers and that are neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer.

     Indexed and Inverse Securities. Each Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an "index"). As an illustration, either Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, each Fund may invest in securities the potential return on which is based inversely on the change in an index. For example, either Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Funds believe that indexed and inverse securities may provide portfolio management flexibility that permits the Funds to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

     Investment in Other Investment Companies. Each Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the respective Fund. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If a Fund acquires shares in investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Other Investment Policies

     Developing Capital Markets Fund and Middle East/Africa Fund have adopted certain other investment policies as set forth below:

     Borrowings. Developing Capital Markets Fund and Middle East/Africa Fund are each subject to a fundamental investment restriction, which provides that the Fund may borrow from banks in amounts up to 331/3% of its total assets taken at market value and may borrow an additional 5% of its total assets for temporary purposes. As a non-fundamental restriction, each Fund is further limited and may not borrow money or pledge its assets, except that either Fund may borrow from banks (but for Developing Capital Markets Fund only up to 20% of its total assets) as a temporary measure for extraordinary or emergency purposes or to meet redemptions. Neither Fund will purchase securities while borrowings exceed 5% of its total assets.


     Hedging Techniques. Both Developing Capital Markets Fund and Middle East/Africa Fund may engage in various portfolio strategies to hedge their respective portfolios against investment, interest rate and currency risks. For a description of hedging instruments and risks associated with investment in such instruments, see "Details About the Fund -- Investment Risks -- Derivatives" in the Developing Capital Markets Fund Prospectus.

     Standby Commitment Agreements. Each Fund may from time to time enter into standby commitment agreements. For a description of standby commitment agreements and the risks associated with investment in such agreements, see "Details About the Fund -- Investment Risks -- Standby Commitment Agreements"
in  the  Developing   Capital  Markets  Fund  Prospectus.

     Repurchase Agreements and Purchase and Sale Contracts. Each Fund may enter into repurchase agreements and purchase and sale contracts. For a description of repurchase agreements and the risks associated with investment in such agreements, see "Details About the Fund -- Investment Risks -- Repurchase Agreements; Purchase and Sale Contracts" in the Developing Capital Markets Fund Prospectus.

     When-Issued Securities and Delayed Delivery Transactions. Each Fund may purchase or sell securities on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. For a description of when-issued securities and delayed delivery transactions, including the risks associated with investment therein, see "Details About the Fund -- Investment Risks -- When Issued Securities, Delayed Delivery Securities and Forward Commitments" in the Developing Capital Markets Fund Prospectus.


     Lending of Portfolio Securities. Each Fund may from time to time lend securities from its portfolio with a value not exceeding 331/3% of its total assets in the case of Middle East/Africa Fund, or 10% of total assets in the case of Developing Capital Markets Fund, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government, see "Details About the Fund -- Investment Risks -- Securities Lending" in the Developing Capital Markets Fund Prospectus.


     Non-Diversified Status. Each Fund is classified as a non-diversified fund under the Investment Company Act, which means that it may invest more of its assets in securities of a single issuer than if it were a diversified fund. If a Fund invests in a smaller number of issuers, the Fund's risk is increased because developments affecting an individual issuer may have a greater impact on the Fund's performance.


Information Regarding Options, Futures and Foreign Exchange Transactions

     Each Fund may engage in certain investment practices including the use of options, futures and foreign exchange. Middle East/Africa Fund may utilize these strategies for hedging purposes, including anticipatory hedges. Developing Capital Markets Fund may engage in such transactions for hedging purposes, including anticipatory hedges and to seek to increase its return. Each Fund has authority to write (i.e., sell) put or call options, purchase put or call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. Each Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures.

     The investment policies of each Fund with respect to futures and options transactions are not fundamental policies and may be modified by the Board of Directors of each Fund without the approval of the Fund's stockholders. Each Fund is subject to the restrictions of the Commodity Futures Trading Commission with respect to its investments in futures and options thereon.


     For a detailed discussion of the Funds' investment policies regarding futures and options, including the risks associated therewith, see "Investment Objective and Policies -- Derivatives" in the Developing Capital Markets Fund Statement.


Investment Restrictions


     Other than as noted above, Developing Capital Markets Fund and Middle East/Africa Fund have identical investment restrictions. See "Investment Objective and Policies -- Investment Restrictions" in the Developing Capital Markets Fund Statement.


Management

     Directors. The Boards of Directors of Developing Capital Markets Fund and Middle East/Africa Fund consist of the same five individuals, three of whom are not "interested persons" as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     Information about the Directors of Developing Capital Markets Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     TERRY K. GLENN (59) -- President and Director (1)(2) -- Executive Vice President of the Manager and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1983; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Administrators, L.P. since 1988.

     CHARLES C. REILLY (68) -- Director (2)(3) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.


     RICHARD R. WEST (62)-- Director (2)(3)-- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers). Vornado Realty Trust, Inc. (real estate holding company), Vornado Operating Company, Inc. and Alexander's, Inc. (real estate company).


     ARTHUR ZEIKEL (67) -- Director (1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Manager and FAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.


     EDWARD D. ZINBARG (65) -- Director (2)(3) -- 5 Hardwell Road, Short Hills, New Jersey 07078. Executive Vice President of The Prudential Insurance Company of America 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.


------------------
(1)  Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which the Manager or FAM acts a the investment adviser or manager.
(3) Member of the Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

     Management and Advisory Arrangements. MLAM serves as the manager for both Developing Capital Markets Fund and Middle East/Africa Fund pursuant to separate management agreements (each, a "Management Agreement") that, except for certain minor differences, are identical.

     Pursuant to the separate Management Agreement between each Fund and MLAM, each Fund pays MLAM a management fee at the annual rate of 1.00% of the average daily net assets of the Fund. After the Reorganization, the Combined Fund will pay the management fee at the current rate of 1.00%. See "Summary--Pro Forma Fee Tables."

     MLAM has retained MLAM U.K. as sub-adviser to each of Middle East/Africa Fund and Developing Capital Markets Fund. Pursuant to a separate sub-advisory agreement between MLAM and MLAM U.K. with respect to each Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to each Fund, in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to its Management Agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Purchase of Shares


     The class structure and purchase and distribution procedures for shares of Middle East/Africa Fund are substantially the same as those of Developing Capital Markets Fund. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto see "Your Account -- Merrill Lynch Select Pricing (SM) System" and "-- Participation in Merrill Lynch Fee Based Programs" in the Developing Capital Markets Fund Prospectus and "Your Account -- How to Buy, Sell, Transfer and Exchange Shares" in the Developing Capital Markets Fund Prospectus.


Redemption of Shares


     The procedure for redeeming shares of Developing Capital Markets Fund is substantially the same as the procedure for redeeming shares of Middle East/Africa Fund except that all classes of shares of Middle East/Africa Fund are subject to a redemption fee of 2.0% of the net asset value of any shares redeemed within 12 months of purchase. The exchange of shares in the Reorganization and the Corresponding Shares received by Middle East/Africa Fund stockholders in the Reorganization will not be subject to this redemption fee. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Developing Capital Markets Fund acquired by Middle East/Africa Fund stockholders in the Reorganization, the holding period of Middle East/Africa Fund shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the Corresponding Shares of Developing Capital Markets Fund acquired in the Reorganization. See "Your Account -- Merrill Lynch Select Pricing (SM) System" and "-- Participation in Merrill Lynch Fee Based Programs" in the Developing Capital Markets Fund Prospectus and "Your Account -- How to Buy, Sell, Transfer and Exchange Shares" in the Developing Capital Markets Fund Prospectus.

Performance

     General. The following tables provide performance information for each class of shares of Middle East/Africa Fund and Developing Capital Markets Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.

                        Developing Capital Markets Fund
                          Average Annual Total Return


                        Class A Shares      Class B Shares      Class C Shares     Class D Shares
                       ----------------    ----------------    ----------------    ----------------
                       Without   With      Without   With      Without   With      Without   With
                       Sales     Sales     Sales     Sales     Sales     Sales     Sales     Sales
        Period         Charge   Charge*    Charge   Charge*    Charge   Charge*    Charge   Charge*
        ------         -------  -------    -------  -------    -------  -------    -------  -------

Year Ended 11/30/99      43.12%    35.60%    41.63%    37.63%   41.54%     40.54%    42.85%    35.35%
Five Years Ended         -1.37%    -2.42%    -2.40%    -2.40%   -2.41%     -2.41%    -1.62%    -2.67%
11/30/99

Ten Years Ended           6.40%     5.83%     N/A       N/A       N/A       N/A       N/A       N/A
11/30/99

Inception+
through 11/30/99          6.38%     5.83%    -0.62%    -0.62%   -3.34%     -3.34%    -2.56%    -3.58%


-------------
* Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.
+ Class A shares commenced operations on September 1, 1989. Class B shares commenced operations on July 1, 1994. Class C and Class D shares commenced operations on October 21, 1994.

                            Middle East/Africa Fund
                          Average Annual Total Return


                        Class A Shares      Class B Shares      Class C Shares     Class D Shares
                       ----------------    ----------------    ----------------    ----------------
                       Without   With      Without   With      Without   With      Without   With
                       Sales     Sales     Sales     Sales     Sales     Sales     Sales     Sales
        Period         Charge   Charge*    Charge   Charge*    Charge   Charge*    Charge   Charge*
        ------         -------  -------    -------  -------    -------  -------    -------  -------

Year Ended 11/30/99      23.96%    15.10%    22.56%    16.11%   22.54%     19.09%    23.68%   14.84%
Inception+                3.78%     2.64%     2.67%     2.67%    2.73%      2.73%     3.49%    2.36%
through 11/30/99


-----------------

* Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.

+   All classes commenced operations on December 30, 1994.

Stockholder Rights

     Stockholders of Developing Capital Markets Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Developing Capital Markets Fund does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of distribution arrangements; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares of Developing Capital Markets Fund to be issued to Middle East/Africa Fund stockholders in the Reorganization will be fully paid and non-assessable, will have no preemptive rights and will have the conversion rights described in this Prospectus and Proxy Statement and in the Developing Capital Markets Fund Prospectus. Each share of Developing Capital Markets Fund common stock is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. Rights attributable to shares of Middle East/Africa Fund are substantially identical to those described above.

Dividends

     The current policy of Middle East/Africa Fund with respect to dividends is substantially identical to the policy of Developing Capital Markets Fund. It is each Fund's intention to distribute all of its net investment income, if any. In addition, each Fund distributes all net realized capital gains, if any, to stockholders at least annually.

Automatic Dividend Reinvestment Plan

     Each of the Funds offers its stockholders an Automatic Dividend Reinvestment Plan (the "Plan") with substantially similar terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see "Shareholder Services -- Automatic Dividend Reinvestment Plan" in the Developing Capital Markets Fund Statement.


     After the Reorganization, a Middle East/Africa Fund stockholder who has elected to receive dividends in cash will continue to receive dividends in cash; all other Middle East/Africa Fund stockholders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares of both Funds, after the Reorganization the stockholder's election with respect to the dividends of Developing Capital Markets Fund will control unless the stockholder specifically elects a different option at that time.

Tax Information

     The tax consequences associated with investment in shares of Middle East/Africa Fund are substantially identical to the tax consequences associated with investment in shares of Developing Capital Markets Fund. See "Your Account--Dividends and Taxes" in the Developing Capital Markets Fund Prospectus.

Portfolio Transactions

     The procedures for engaging in portfolio transactions are generally the same for both Middle East/Africa Fund and Developing Capital Markets Fund. For a discussion of these procedures, see "Portfolio Transactions and Brokerage" in the Developing Capital Markets Fund Statement.

     Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities.

Portfolio Turnover

     Generally, neither Middle East/Africa Fund nor Developing Capital Markets Fund purchases securities for short term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLAM. Neither Fund has any limit on its rate of portfolio turnover. The portfolio turnover rates for Middle East/Africa Fund for its fiscal years ended November 30, 1998 and 1999 were 17.03% and 83.78%, respectively. The portfolio turnover rates for Developing Capital Markets Fund for its fiscal years ended June 30, 1998 and 1999 were 98.16% and 84.92%, respectively. A high portfolio turnover involves certain tax consequences, and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions which are borne directly by the Fund such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount.

Additional Information

     Net Asset Value. Both Developing Capital Markets Fund and Middle East/Africa Fund determine net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

     Stockholder Services. Developing Capital Markets Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of each class of shares of Developing Capital Markets Fund have an exchange privilege with certain other funds utilizing Select Pricing. Stockholder services available to stockholders of Middle East/Africa Fund are substantially identical to the stockholder services of Developing Capital Markets Fund except that Middle East/Africa Fund stockholders do not have an exchange privilege. For a description of these services, see "Shareholder Services" in the Developing Capital Markets Fund Prospectus.

     Custodian. Brown Brothers Harriman & Co. ("Brown Brothers") acts as custodian of the cash and securities of both Developing Capital Markets Fund and Middle East/Africa Fund. The principal business address of Brown Brothers is 40 Water Street, Boston, MA 02109. It is presently anticipated that Brown Brothers will serve as the custodian of the Combined Fund.


     Transfer Agent, Dividend Disbursing Agent and Stockholder Servicing Agent. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of MLAM and FAM, serves as the transfer agent, dividend disbursing agent and stockholder servicing agent with respect to each Fund (the "Transfer Agent"), at the same fee schedule, pursuant to separate agreements with each of the Funds. For the fiscal year ended June 30, 1999, Developing Capital Markets Fund paid the Transfer Agent fees totalling $1,005,323; for the fiscal year ended November 30, 1999, Middle East/Africa Fund paid the Transfer Agent fees totalling $10,337.


     Capital Stock. Middle East/Africa Fund has an authorized capital of 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D shares each of which consists of 100,000,000 shares. Developing Capital Markets Fund has an authorized capital of 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D shares each of which consists of 100,000,000 shares. The rights, preferences and expenses attributable to the Class A, Class B, Class C and Class D shares of Middle East/Africa Fund are identical in all respects to those of the Class A, Class B, Class C and Class D shares of Developing Capital Markets Fund except as described in "Comparison of the Funds -- Redemption of Shares" and "Comparison of the Funds -- Additional Information -- Stockholder Services" above.

     Stockholder Inquiries. Stockholder inquiries with respect to Middle East/Africa Fund and Developing Capital Markets Fund may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

                              THE REORGANIZATION

General

     Under the Agreement and Plan (attached hereto as Exhibit I), Developing Capital Markets Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Middle East/Africa Fund, in exchange solely for an equal aggregate value of shares to be issued by Developing Capital Markets Fund. Upon receipt by Middle East/Africa Fund of such shares, Middle East/Africa Fund will distribute the shares to the holders of shares of Middle East/Africa Fund, as described below.

     Generally, the assets transferred by Middle East/Africa Fund to Developing Capital Markets Fund will equal all investments of Middle East/Africa Fund held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan) and all other assets of Middle East/Africa Fund as of such time.

     Middle East/Africa Fund will distribute the shares of Developing Capital Markets Fund received by it pro rata to its stockholders in exchange for such stockholders' proportional interests in Middle East/Africa Fund. The shares of Developing Capital Markets Fund received by Middle East/Africa Fund stockholders will be of the same class and have the same aggregate net asset value as each such stockholder's interest in Middle East/Africa Fund as of the Valuation Time (previously defined as the "Corresponding Shares"). (See "Terms of the Agreement and Plan -- Valuation of Assets and Liabilities" for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Developing Capital Markets Fund in the names of all stockholders of Middle East/Africa Fund, including stockholders holding Middle East/Africa Fund shares in certificate form, and transferring to each stockholder's account the Corresponding Shares of Developing Capital Markets Fund representing such stockholder's interest previously credited to the account of Middle East/Africa Fund. Stockholders holding Middle East/Africa Fund shares in certificate form may receive certificates representing the Corresponding Shares of Developing Capital Markets Fund credited to their account in respect of such Middle East/Africa Fund shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

     Since the Corresponding Shares of Developing Capital Markets Fund will be issued at net asset value and the shares of Middle East/Africa Fund will be valued at net asset value for the purposes of the exchange by the stockholders of Middle East/Africa Fund of such shares for the Corresponding Shares, the holders of shares of Middle East/Africa Fund will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of Middle East/Africa Fund or Developing Capital Markets Fund would hold a reduced percentage of ownership in the Combined Fund than he or she did in Middle East/Africa Fund or Developing Capital Markets Fund prior to the Reorganization.

Procedure

     On January 20, 2000, the Board of Directors of Middle East/Africa Fund, including all of the Directors who are not "interested persons," as defined by the Investment Company Act, approved the Agreement and Plan and the submission of such Agreement and Plan to Middle East/Africa Fund stockholders for approval. The Board of Directors of Developing Capital Markets Fund, including all of the Directors who are not interested persons, also approved the Agreement and Plan on January 20, 2000.

     If the stockholders of Middle East/Africa Fund approve the Reorganization at the Meeting, all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the second calendar quarter of 2000.

     The Board of Directors of Middle East/Africa Fund recommends that Middle East/Africa Fund stockholders approve the Agreement and Plan.

Terms of the Agreement and Plan

     The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.

     Valuation of Assets and Liabilities. The respective assets of Middle East/Africa Fund and Developing Capital Markets Fund will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under "Your Account -- How Shares are Priced" in the Developing Capital Markets Fund Prospectus. Purchase orders for Middle East/Africa Fund shares which have not been confirmed as of the Valuation Time will be treated as assets of Middle East/Africa Fund for purposes of the Reorganization; redemption requests with respect to Middle East/Africa Fund shares which have not settled as of the Valuation Time will be treated as liabilities of Middle East/Africa Fund for purposes of the Reorganization.

     Distribution of Developing Capital Markets Fund Shares. On the next full business day following the Valuation Time (the "Exchange Date"), Developing Capital Markets Fund will issue to Middle East/Africa Fund a number of shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Middle East/Africa Fund as of the Valuation Time. Each holder of Middle East/Africa Fund shares will receive, in exchange for his or her proportionate interest in Middle East/Africa Fund, Corresponding Shares of Developing Capital Markets Fund of the same class and having the same aggregate net asset value as the Middle East/Africa Fund shares held by such stockholder as of the Valuation Time.


     Expenses.   The  expenses  of  the   Reorganization   that  are  directly
attributable to Middle East/Africa Fund and the conduct of its business will be deducted from the assets of Middle East/Africa Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting and the expenses related to the solicitation of proxies to be voted at that Meeting. The expenses attributable to Developing Capital Markets Fund include the costs of printing sufficient copies of its Prospectus, Annual Report and Semi-Annual Report to accompany the Proxy
Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining the IRS ruling, the preparation of the Agreement and Plan, legal fees and audit fees, will be borne equally by each Fund. The expenses attributable to Middle East/Africa Fund are currently estimated to be approximately $51,000. MLAM has agreed to bear the expenses of the Reorganization attributable to Developing Capital Markets Fund, which expenses are currently estimated to be approximately $45,000.


     Required Approvals. Under Middle East/Africa Fund's Articles of Incorporation (as amended to date) and relevant Maryland law, stockholder approval of the Agreement and Plan requires the affirmative vote of Middle East/Africa Fund stockholders representing a majority of the total number of votes entitled to be cast thereon.

     Deregistration and Dissolution. Following the transfer of the assets and liabilities of Middle East/Africa Fund to Developing Capital Markets Fund and the distribution of Corresponding Shares of Developing Capital Markets Fund to Middle East/Africa Fund stockholders, Middle East/Africa Fund will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

     Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Middle East/Africa Fund and Developing Capital Markets Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by Middle East/Africa Fund stockholders, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of Middle East/Africa Fund and Developing Capital Markets Fund being confirmed by the respective parties.

     Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the Middle East/Africa Fund stockholders, prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of Middle East/Africa Fund and Developing Capital Markets Fund; (ii) by the Board of Directors of Middle East/Africa Fund if any condition to Middle East/Africa Fund's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Developing Capital Markets Fund if any condition to Developing Capital Markets Fund's obligations has not been fulfilled or waived by such Board.

Potential Benefits to Stockholders as a Result of the Reorganization

     MLAM and the Board of Directors of Middle East/Africa Fund have determined that stockholders are likely to benefit from the Reorganization. First, following the Reorganization, Middle East/Africa Fund stockholders will remain invested in an open-end fund that has investment objectives and policies similar, though not identical, to that of Middle East/Africa Fund. In addition, Middle East/Africa Fund stockholders are likely to experience certain additional benefits, including lower expenses per share, economies of scale and greater flexibility in portfolio management. Additionally, the Corresponding Shares received by Middle East/Africa Fund stockholders will not be subject to the redemption fee of 2.0% of the net asset value that is applicable to any Middle East/Africa Fund shares redeemed within 12 months of purchase and will have an exchange privilege with certain other funds utilizing Select Pricing. See "Comparison of the Funds -- Redemption of Shares" and "-- Additional Information -- Stockholder Services."


     Specifically, after the Reorganization the total operating expenses of the Combined Fund, as a percent of net assets, are estimated to be less than the current operating expenses for Middle East/Africa Fund (excluding any fee waiver or expense reimbursement). See "Summary -- Pro Forma Fee Tables." In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Middle East/Africa Fund stockholders. To illustrate the potential economies of scale for Middle East/Africa Fund, on November 30, 1999, the total operating expense ratio (excluding class specific distribution and account maintenance fees) for Middle East/Africa Fund was 10.74% (based on fund net assets of approximately $3.3 million and without giving effect to any fee waiver or expense reimbursement) and for Developing Capital Markets Fund was 1.79% (based on fund net assets of approximately $200.8 million). If the Reorganization had taken place on that date, the total operating expense ratio (excluding class specific distribution and account maintenance fees) for the Combined Fund would have been 1.79% (based on fund net assets of approximately $204.1 million).

     The following table sets forth (i) the net assets of Middle East/Africa Fund as of the last three fiscal year ends and as of February 29, 2000 and
(ii) the net assets of Developing Capital Markets Fund as of the last three fiscal year ends and as of February 29, 2000.

      Developing Capital Markets Fund             Middle East/Africa Fund
    ------------------------------------    ----------------------------------
        Date               Net Assets           Date             Net Assets
    --------------        --------------    -----------------    --------------
    As of 6/30/97         $1,015,713,159      As of 11/30/97      $  8,767,500
    As of 6/30/98         $  448,376,235      As of 11/30/98      $  4,525,878
    As of 6/30/99         $  212,634,936      As of 11/30/99      $  3,344,748
    As of 2/29/00         $  230,140,117      As of  2/29/00      $  3,489,196

     The net assets of Middle East/Africa Fund have never reached a level at which that Fund was able to enjoy economies of scale. Moreover, the net assets of Middle East/Africa Fund experienced an almost steady decline since November 30, 1997 due to market volatility in the developing market countries in which that Fund invests. As of February 29, 2000, the net assets of Middle East/Africa Fund are substantially smaller than the net assets of Developing Capital Markets Fund. MLAM believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to Middle East/Africa Fund stockholders.


     Based on the foregoing, the Board of Directors of Middle East/Africa Fund concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Directors of each Fund determined that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

     General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368 (a) (1) (C) of the Code. Middle East/Africa Fund and Developing Capital Markets Fund have elected and qualified for the special tax treatment afforded "regulated investment companies" under the Code, and Developing
Capital Markets Fund intends to continue to so qualify after the Reorganization. Middle East/Africa Fund and Developing Capital Markets Fund have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the transfer of substantially all of the assets of Middle East/Africa Fund to Developing Capital Markets Fund in exchange solely for shares of Developing Capital Markets Fund as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Middle East/Africa Fund and Developing Capital Markets Fund will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Middle East/Africa Fund as a result of the asset transfer solely in exchange for Developing Capital Markets Fund shares or on the distribution of the Developing Capital Markets Fund stock to Middle East/Africa Fund stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Developing Capital Markets Fund on the receipt of assets of Middle East/Africa Fund in exchange for Developing Capital Markets Fund shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Middle East/Africa Fund on the receipt of Corresponding Shares of Developing Capital Markets Fund in exchange for their shares of Middle East/Africa Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of the Middle East/Africa Fund assets in the hands of Developing Capital Markets Fund will be the same as the tax basis of such assets in the hands of Middle East/Africa Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Developing Capital Markets Fund received by the stockholders of Middle East/Africa Fund in the Reorganization will be equal, to the tax basis of the shares of Middle East/Africa Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Corresponding Shares of Developing Capital Markets Fund will be determined by including the period for which such stockholder held the shares of Middle East/Africa Fund exchanged therefor, provided, that such Middle East/Africa Fund shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Developing Capital Market Fund's holding period with respect to the Middle East/Africa Fund assets transferred will include the period for which such assets were held by Middle East/Africa Fund; and (ix) the taxable year of Middle East/Africa Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Developing Capital Markets Fund will succeed to and take into account certain tax attributes of Middle East/Africa Fund, such as earnings and profits, capital loss carryovers and method of accounting. If the IRS does not issue a favorable private letter ruling in advance of the selected closing date, the Funds may proceed with the closing of the Reorganization upon receipt of an opinion of counsel regarding the tax matters covered by the ruling request.

     As of November 30, 1999, Developing Capital Markets Fund has significant per share net realized capital losses. After the Reorganization, Middle East/Africa Fund stockholders may benefit from the ability of Developing Capital Markets Fund to offset these capital losses against its realized capital gains, if any, subject to certain limitations. Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

     Status as a Regulated Investment Company. Both Middle East/Africa Fund and Developing Capital Markets Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Developing Capital Markets Fund intends to continue to operate so as to qualify as a regulated investment company. Following the liquidation and dissolution of Middle East/Africa Fund and distribution of shares of Developing Capital Markets Fund to Middle East/Africa Fund stockholders, Middle East/Africa Fund will terminate its registration under the Investment Company Act and its incorporation under Maryland law.

Capitalization


     The following table sets forth as of November 30, 1999: (i) the capitalization of Middle East/Africa Fund, (ii) the capitalization of Developing Capital Markets Fund and (iii) the capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

      Pro Forma Capitalization of Developing Capital Markets Fund, Middle
                             East/Africa Fund and
                   the Combined Fund as of November 30, 1999


                        Developing Capital Markets Fund

                            Class A        Class B       Class C     Class D
                           -----------   -----------    ----------  ----------
Total Net Assets:          $78,023,697   $86,002,740   $17,044,464  $19,750,823
Shares Outstanding:          6,281,596     7,136,667     1,419,816    1,600,295
  Net Asset Value Per      $     12.42   $     12.05   $     12.00  $     12.34
  Share:

                            Middle East/Africa Fund

                            Class A        Class B       Class C     Class D
                           -----------  -----------     ----------  ----------
Total Net Assets:          $   542,947   $ 2,206,954   $   214,681  $  380,166
Shares Outstanding:             53,567       222,014        21,578      37,722
  Net Asset Value Per      $     10.14   $      9.94   $      9.95  $    10.08
  Share:


                                 Combined Fund*


                            Class A        Class B       Class C     Class D
                           -----------   -----------    ----------  ----------
Total Net Assets*:         $78,566,644   $88,209,694   $17,259,145  $20,130,989
Shares Outstanding:          6,325,817     7,320,307     1,438,262    1,631,361
  Net Asset Value Per      $     12.42   $     12.05   $     12.00  $     12.34
  Share*:

----------------
* Total Net Assets and Net Asset Value Per Share include the aggregate value of Middle East/Africa Fund's net assets which would have been transferred to Developing Capital Markets Fund had the Reorganization been consummated on November 30, 1999. The data does not take into account expenses incurred in connection with the Reorganization or the actual number of shares that would have been issued. No assurance can be given as to how many shares of Developing Capital Markets Fund the Middle East/Africa Fund stockholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Developing Capital Markets Fund that actually will be received on or after such date.


                  INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting


     The Meeting will be held on April 26, 2000, at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 11:15 a.m., Eastern time.


Solicitation, Revocation and Use of Proxies

     A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Middle East/Africa Fund. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the Agreement and Plan.

     It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

     Only holders of record of shares of Middle East/Africa Fund at the close of business on March 15, 2000 (the "Record Date") are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were 292,516 shares of Middle East/Africa Fund common stock issued and outstanding and entitled to vote.


Security Ownership of Certain Beneficial Owners and Management of Middle East/Africa Fund and Developing Capital Markets Fund

     To the knowledge of Middle East/Africa Fund, no person or entity owned beneficially or of record 5% or more of the shares of Middle East/Africa Fund outstanding on the Record Date.


     At the Record Date, the Directors and officers of Middle East/Africa Fund as a group (9 persons) owned an aggregate of approximately 11.4% of the outstanding shares of Middle East/Africa Fund and owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.


     To the knowledge of Developing Capital Markets Fund, no person or entity owned beneficially or of record 5% or more of the shares of Developing Capital Markets Fund outstanding on the Record Date.

     At the Record Date, the Directors and officers of Developing Capital Markets Fund as a group (9 persons) owned an aggregate of less than 1% of the outstanding shares of Developing Capital Markets Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.

Voting Rights and Required Vote

     For purposes of this Proxy Statement and Prospectus, each share of each class of Middle East/Africa Fund is entitled to one vote. Approval of the Agreement and Plan requires the affirmative vote of Middle East/Africa Fund stockholders representing a majority of the total votes entitled to be cast thereon, with all shares voting as a single class.

     Under Maryland law, stockholders of a registered open-end investment company such as Middle East/Africa Fund are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of Middle East/Africa Fund may redeem his or her Middle East/Africa Fund shares prior to the Reorganization.

     A quorum for purposes of the Meeting consists of one-third of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of Middle East/Africa Fund's stockholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the stockholders of Middle East/Africa Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Middle East/Africa Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of Middle East/Africa Fund.

                            ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Middle East/Africa Fund.

     Middle East/Africa Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Middle East/Africa Fund and will reimburse certain persons that Middle East/Africa Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Middle East/Africa Fund.

     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Middle East/Africa Fund.


     Broker-dealer firms, including Merrill Lynch, holding shares of Middle East/Africa Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which Middle East/Africa Fund and Developing Capital Markets Fund, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.


     Middle East/Africa Fund and Developing Capital Markets Fund both file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Middle East/Africa Fund and Developing Capital Markets Fund can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Developing Capital Markets Fund Prospectus, the prospectus relating to Middle East/Africa Fund, dated April 1, 1999, the statement of additional Information relating to Middle East/Africa Fund, dated April 1, 1999, other material incorporated herein by reference and other information regarding the Funds.


                               LEGAL PROCEEDINGS

     There are no material legal proceedings to which Middle East/Africa Fund or Developing Capital Markets Fund is a party.

                                LEGAL OPINIONS

     Certain legal matters in connection with the Reorganization will be passed upon for Middle East/Africa Fund and Developing Capital Markets Fund by Brown & Wood LLP, One World Trade Center, New York, New York 10048.

                                    EXPERTS

     The financial highlights of Middle East/Africa Fund and Developing Capital Markets Fund included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP ("D&T"), independent auditors, given on their authority as experts in auditing and accounting. The principal business address of D&T is Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540. D&T will serve as the independent auditors for the Combined Fund after the Reorganization.

                             STOCKHOLDER PROPOSALS

     A stockholder proposal intended to be presented at any subsequent meeting of stockholders of Middle East/Africa Fund must be received by Middle East/Africa Fund in a reasonable time before Middle East/Africa Fund begins to print and mail the proxy solicitation materials to be utilized in connection with such meeting in order to be considered in Middle East/Africa Fund's proxy statement and form of proxy relating to the meeting.

                                  By Order of the Board of Directors,


                                  Susan B. Baker

                                  Secretary, Merrill Lynch Middle East/Africa
                                  Fund, Inc.

                     AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 21st day of March, 2000, by and between Merrill Lynch Developing Capital Markets Fund, Inc., a Maryland corporation ("Developing Capital Markets"), and Merrill Lynch Middle East/Africa Fund, Inc., a Maryland corporation ("Middle East/Africa" and, together with Developing Capital Markets, the "Funds").


                            PLAN OF REORGANIZATION

     The reorganization will comprise the acquisition by Developing Capital Markets of substantially all of the assets, and the assumption of substantially all of the liabilities, of Middle East/Africa in exchange solely for an equal aggregate value of newly issued shares, with a par value of $.10 per share, of Developing Capital Markets and the subsequent distribution of Corresponding Shares (defined below) of Developing Capital Markets to the stockholders of Middle East/Africa in exchange for their shares of common stock, par value $.10 per share, of Middle East/Africa, in liquidation of Middle East/Africa, all upon and subject to the terms hereinafter set forth (the "Reorganization").

     In the course of the Reorganization, shares of Developing Capital Markets will be distributed to Middle East/Africa stockholders as follows: each holder of Middle East/Africa shares will be entitled to receive the same class of shares of Developing Capital Markets (i.e., Class A, Class B, Class C or Class
D) (the "Corresponding Shares") as they held in Middle East/Africa immediately prior to the Reorganization. The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the Corresponding Shares as applied to shares of Middle East/Africa immediately prior to the Reorganization except that the redemption fee applicable to shares of Middle East/Africa shall not apply to the Corresponding Shares. The aggregate net asset value of the Corresponding Shares of Developing Capital Markets to be received by each stockholder of Middle East/Africa will equal the aggregate net asset value of the Middle East/Africa shares owned by such stockholder on the Exchange Date (defined below). In consideration therefor, on the Exchange Date, Developing Capital Markets shall acquire substantially all of Middle East/Africa's assets and assume substantially all of Middle East/Africa's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     As promptly as practicable after the consummation of the Reorganization, Middle East/Africa shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

     In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Developing Capital Markets and Middle East/Africa hereby agree as follows:

     1. Representations and Warranties of Developing Capital Markets.

     Developing Capital Markets represents and warrants to, and agrees with, Middle East/Africa that:

     (a) Developing Capital Markets is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Developing Capital Markets has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) Developing Capital Markets is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-5723), and such registration has not been revoked or rescinded and is in full force and effect. Developing Capital Markets has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

     (c) Middle East/Africa has been furnished with a statement of assets and liabilities and a schedule of investments of Developing Capital Markets, each as of June 30, 1999, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Developing Capital Markets and an unaudited schedule of investments of Developing Capital Markets, each as of the Valuation Time (defined below), will be furnished to Middle East/Africa at or prior to the Exchange Date for the purpose of determining the number of shares of Developing Capital Markets to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Developing Capital Markets as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

     (d)  Middle  East/Africa  has  been  furnished  with  Developing  Capital
Markets' Annual Report to Stockholders for the year ended June 30, 1999 and Semi-Annual Report to Stockholders for the six month period ended December 31, 1999 and the financial statements appearing therein fairly present the financial position of Developing Capital Markets as of the dates indicated in conformity with generally accepted accounting principles applied on a consistent basis.

     (e) Middle East/Africa has been furnished with the prospectus and statement of additional information of Developing Capital Markets, each dated October 29, 1999, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (f) Developing Capital Markets has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Developing Capital Markets, threatened against it which assert liability on the part of Developing Capital Markets or which materially affect its financial condition or its ability to consummate the Reorganization. Developing Capital Markets is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (h) Developing Capital Markets is not a party to or obligated under any provision of its Articles of Incorporation, or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

     (i) There are no material contracts outstanding to which Developing Capital Markets is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Middle East/Africa prior to the Valuation Time.

     (j) Developing Capital Markets has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Developing Capital Markets' most recent annual or semi-annual report to stockholders; and those incurred in connection with the Reorganization. As of the Valuation Time, Developing Capital Markets will advise Middle East/Africa in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Developing Capital Markets of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

     (l) The registration statement filed by Developing Capital Markets on Form N-14 relating to the shares of Developing Capital Markets to be issued pursuant to this Agreement which includes the proxy statement of Middle East/Africa and the prospectus of Developing Capital Markets with respect to the transaction contemplated herein, and any supplement, or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on its effective date, at the time of the stockholders' meeting referred to in
Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Developing Capital Markets (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Developing Capital Markets for use in the N-14 Registration Statement as provided in
Section 6(e) of this Agreement.

     (m) Developing Capital Markets is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock; each of which consists of 100,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

     (n) Developing Capital Markets shares to be issued to Middle East/Africa pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Developing Capital Markets will have any preemptive right of subscription or purchase in respect thereof.

     (o) At or prior to the Exchange Date, Developing Capital Markets shares to be transferred to Middle East/Africa for distribution to the stockholders of Middle East/Africa on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Middle East/Africa presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with
each   pertinent   state   securities   commission  to  permit  the  transfers
contemplated by this Agreement to be consummated.

     (p) At or prior to the Exchange Date, Developing Capital Markets will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the shares of Developing Capital Markets to Middle East/Africa.

     2. Representations and Warranties of Middle East/Africa.

     Middle   East/Africa   represents  and  warrants  to,  and  agrees  with,
Developing Capital Markets that:

     (a) Middle East/Africa is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Middle East/Africa has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) Middle East/Africa is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-07155), and such registration has not been revoked or rescinded and is in full force and effect. Middle East/Africa has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify for its taxable year ending upon liquidation.

     (c) As used in this Agreement, the term "Investments" shall mean (i) the investments of Middle East/Africa shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Developing Capital Markets, and (ii) all other assets owned by Middle East/Africa or liabilities incurred as of the Valuation Time.

     (d) Middle East/Africa has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     (e) Developing Capital Markets has been furnished with a statement of assets and liabilities and a schedule of investments of Middle East/Africa, each as of November 30, 1999, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Middle East/Africa and an unaudited schedule of investments of Middle East/Africa, each as of the Valuation Time, will be furnished to Developing Capital Markets at or prior to the Exchange Date for the purpose of determining the number of shares of Developing Capital Markets to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Middle East/Africa as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

     (f) Developing Capital Markets has been furnished with Middle East/Africa's Annual Report to Stockholders for the year ended November 30, 1999 and the financial statements appearing therein fairly present the financial position of Middle East/Africa as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.


     (g) Developing Capital Markets has been furnished with the prospectus and statement of additional information of Middle East/Africa, each dated April 1, 1999, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


     (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Middle East/Africa, threatened against it which assert liability on the part of Middle East/Africa or which materially affect its financial condition or its ability to consummate the Reorganization. Middle East/Africa is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (i) There are no material contracts outstanding to which Middle East/Africa is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Developing Capital Markets prior to the Valuation Time.

     (j) Middle East/Africa is not a party to or obligated under any provision of its Articles of Incorporation, as amended and restated, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

     (k) Middle East/Africa has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since November 30, 1999 and those incurred in connection with the Reorganization. As of the Valuation Time, Middle East/Africa will advise Developing Capital Markets in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (l) Middle East/Africa has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Middle East/Africa have been adequately provided for on its books, and no tax deficiency or liability of Middle East/Africa has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

     (m) At both the Valuation Time and the Exchange Date, Middle East/Africa will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Middle East/Africa will have good and marketable title to all of the Investments, and Developing Capital Markets will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

     (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Middle East/Africa of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

     (o) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to Middle East/Africa (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Middle East/Africa for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

     (p) Middle East/Africa is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

     (q) The books and records of Middle East/Africa made available to Developing Capital Markets and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Middle East/Africa.

     (r) Middle East/Africa will not sell or otherwise dispose of any of the shares of Developing Capital Markets to be received in the Reorganization, except in distribution to the stockholders of Middle East/Africa.

     3. The Reorganization.

     (a) Subject to receiving the requisite approval of the stockholders of Middle East/Africa, and to the other terms and conditions contained herein, Middle East/Africa agrees to convey, transfer and deliver to Developing Capital Markets and Developing Capital Markets agrees to acquire from Middle East/Africa, on the Exchange Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Middle East/Africa, and assume substantially all of the liabilities of Middle East/Africa, in exchange solely for that number of shares of Developing Capital Markets provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Exchange Date Middle East/Africa will distribute all shares of Developing Capital Markets received by it to its stockholders in exchange for their corresponding Middle East/Africa shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Developing Capital Markets in the amounts due the stockholders of Middle East/Africa based on their respective holdings in Middle East/Africa as of the Valuation Time.

     (b) Middle East/Africa will pay or cause to be paid to Developing Capital Markets any interest or dividends it receives on or after the Exchange Date with respect to the Investments transferred to Middle East/Africa hereunder.


     (c) The Valuation Time shall be 4:00 P.M., Eastern time, on June 2, 2000, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").


     (d) Developing Capital Markets will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Middle East/Africa, except that recourse for such liabilities will be limited to the net assets of Middle East/Africa acquired by Developing Capital Markets. The known liabilities of Middle East/Africa as of the Valuation Time shall be confirmed in writing to Developing Capital Markets by Middle East/Africa pursuant to Section 2(k) of this Agreement.

     (e) Developing Capital Markets and Middle East/Africa will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland to effect the transfer of the Investments of Middle East/Africa to Developing Capital Markets.

     (f) Middle East/Africa will be dissolved following the Exchange Date by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.

     4. Issuance and Valuation of Shares of Developing Capital Markets in the Reorganization.

     Full shares of Developing Capital Markets, and to the extent necessary, fractional shares of Developing Capital Markets, of an aggregate net asset value equal to the net asset value of the assets of Middle East/Africa acquired, determined as hereinafter provided, reduced by the amount of liabilities of Middle East/Africa assumed by Developing Capital Markets, shall be issued by Developing Capital Markets in exchange for such assets of Middle East/Africa. The net asset value of Middle East/Africa and Developing Capital Markets shall be determined in accordance with the procedures described in the prospectus of Developing Capital Markets as of the Valuation Time. Such valuation and determination shall be made by Developing Capital Markets in cooperation with Middle East/Africa. Developing Capital Markets shall issue its Class A, Class B, Class C and Class D shares to Middle East/Africa in certificates or share deposit receipts (one in respect of each class) registered in the name of Middle East/Africa. Middle East/Africa shall distribute Corresponding Shares of Developing Capital Markets to its stockholders by redelivering such certificates to Financial Data Services, Inc.

     5. Payment of Expenses.

     (a) With respect to expenses incurred in connection with the Reorganization, the expenses of the Reorganization that are directly attributable to Middle East/Africa and the conduct of its business will be deducted from the assets of Middle East/Africa as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the special meeting of stockholders and the expenses related to the solicitation of proxies to be voted at that meeting. The expenses attributable to Developing Capital Markets include the costs of printing sufficient copies of its Prospectus, Annual Report and Semi-Annual Report to accompany the Proxy
Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining the IRS ruling, the preparation of this Agreement, legal fees and audit fees, will be borne equally by each Fund.

     (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

     6. Covenants of Developing Capital Markets and Middle East/Africa.

     (a) Middle East/Africa agrees to call a special meeting of the stockholders of Middle East/Africa to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of Middle East/Africa issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such a meeting at or prior to the Valuation Time.

     (b) Developing Capital Markets and Middle East/Africa each covenants to operate the business of Developing Capital Markets and Middle East/Africa, respectively, as presently conducted between the date hereof and the Exchange Date.

     (c) Middle East/Africa agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Developing Capital Markets shares other than to the stockholders of Middle East/Africa and without first paying or adequately providing for the payment of all of Middle East/Africa's liabilities not assumed by Developing Capital Markets, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

     (d) Middle East/Africa undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Middle East/Africa has ceased to be a registered investment company.

     (e) Developing Capital Markets will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Developing Capital Markets and Middle East/Africa agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

     (f) Developing Capital Markets has no plan or intention to sell or otherwise dispose of the assets of Middle East/Africa to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     (g) Middle East/Africa and Developing Capital Markets each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Developing Capital Markets agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Middle East/Africa for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Middle East/Africa shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Middle East/Africa with respect to Middle East/Africa's final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Middle East/Africa (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Middle East/Africa to the extent such expenses have been accrued by Middle East/Africa in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Merrill Lynch Asset Management, L.P. ("MLAM") at the time such tax returns and Forms 1099 are prepared.

     (h) Middle East/Africa agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (i) Following the consummation of the Reorganization, Developing Capital Markets expects to stay in existence and continue its business as a non-diversified, open-end management investment company registered under the 1940 Act.

     7. Exchange Date.

     (a) Delivery of the assets of Middle East/Africa to be transferred, together with any other Investments, and the Developing Capital Markets shares to be issued, shall be made at the offices of Brown & Wood LLP, One World
Trade Center, New York, New York 10048, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Middle East/Africa and Developing Capital Markets, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that any Investments, for any reason, are not transferable on the Exchange Date, Middle East/Africa shall cause such Investments to be transferred to Developing Capital Markets' account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

     (b) Middle East/Africa will deliver to Developing Capital Markets on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Developing Capital Markets hereunder, certified by Deloitte & Touche LLP.

     (c) As soon as practicable after the close of business on the Exchange Date, Middle East/Africa shall deliver to Developing Capital Markets a list of the names and addresses of all of the stockholders of record of Middle
East/Africa on the Exchange Date and the number of shares of Middle East/Africa owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for Middle East/Africa or by its President.

     8. Middle East/Africa Conditions.

     The obligations of Middle East/Africa hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the shares of Middle East/Africa, issued and outstanding and entitled to vote thereon, voting together as a single class, and by the Board of Directors of Developing Capital Markets; and that Developing Capital Markets shall have delivered to Middle East/Africa a copy of the resolution approving this Agreement adopted by Developing Capital Markets' Board of Directors, certified by the Secretary of Developing Capital Markets.

     (b) That Developing Capital Markets shall have furnished to Middle East/Africa a statement of Developing Capital Markets' assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Developing Capital Markets' behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Developing Capital Markets' President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Developing Capital Markets since the date of Developing Capital Markets' most recent annual or semi-annual report to stockholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

     (c) That Developing Capital Markets shall have furnished to Middle East/Africa a certificate signed by Developing Capital Markets' President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Developing Capital Markets made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Developing Capital Markets has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

     (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (e) That Middle East/Africa shall have received an opinion of Brown & Wood LLP, as counsel to both Developing Capital Markets and Middle East/Africa, in form and substance satisfactory to Middle East/Africa and dated the Exchange Date, to the effect that (i) each of Developing Capital Markets and Middle East/Africa is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Developing Capital Markets to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable by Developing Capital Markets, and no stockholder of Developing Capital Markets has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of Developing Capital Markets or, to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of Developing Capital Markets and Middle East/Africa, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended, restated and supplemented, the by-laws, as amended, or any agreement (known to such counsel) to which either Developing Capital Markets or Middle East/Africa is a party or by which either Developing Capital Markets or Middle East/Africa is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) Middle East/Africa has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Middle East/Africa will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Developing Capital Markets and Middle East/Africa of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no
proceedings   for  that  purpose  have  been  instituted  or  are  pending  or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) neither Developing Capital Markets nor Middle East/Africa, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Developing Capital Markets, Middle East/Africa or their respective stockholders; (xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Developing Capital Markets or Middle East/Africa, the unfavorable outcome of which would materially and adversely affect Developing Capital Markets or Middle East/Africa; (xii) all corporate actions required to be taken by Developing Capital Markets and Middle East/Africa to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Developing Capital Markets and Middle East/Africa; and (xiii) such opinion is solely for the benefit of Developing Capital Markets and Middle East/Africa and their Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Developing Capital Markets or Middle East/Africa contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Developing Capital Markets and Middle East/Africa with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Developing Capital Markets and Middle East/Africa.

     (f) That Middle East/Africa shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of Middle East/Africa to Developing Capital Markets in exchange solely for shares of Developing Capital Markets as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Middle East/Africa and Developing Capital Markets will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with
Section 361(a) of the Code, no gain or loss will be recognized to Middle East/Africa as a result of the asset transfer solely in exchange for Developing Capital Markets shares or on the distribution of the Developing Capital Markets stock to Middle East/Africa stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Developing Capital Markets on the receipt of assets of Middle East/Africa in exchange for Developing Capital Markets shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Middle East/Africa on the receipt of Corresponding Shares of Developing Capital Markets in exchange for their shares of Middle East/Africa; (v) in accordance with Section 362(b) of the Code, the tax basis of the Middle East/Africa assets in the hands of Developing Capital Markets will be the same as the tax basis of such assets in the hands of Middle East/Africa immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Developing Capital Markets received by the stockholders of Middle East/Africa in the Reorganization will be equal, to the tax basis of the shares of Middle East/Africa surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Corresponding Shares of Developing Capital Markets will be determined by including the period for which such stockholder held the shares of Middle East/Africa exchanged therefor, provided, that such Middle East/Africa shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Developing Capital Markets' holding period with respect to the Middle East/Africa assets transferred will include the period for which such assets were held by Middle East/Africa; and (ix) the taxable year of Middle East/Africa will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Developing Capital Markets will succeed to and take into account certain tax attributes of Middle East/Africa, such as earnings and profits, capital loss carryovers and method of accounting.

     (g) That all proceedings taken by Developing Capital Markets and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Middle East/Africa.

     (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Developing Capital Markets, be contemplated by the Commission.

     (i) That Middle East/Africa shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Middle East/Africa, to the effect that (i) they are independent public accountants with respect to Developing Capital Markets within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Developing Capital Markets included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Middle East/Africa and Developing Capital Markets and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Developing Capital Markets included in the N-14 Registration Statement, and inquiries of certain
officials  of  Developing  Capital  Markets   responsible  for  financial  and
accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, or (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements; and (iv) on the basis of limited procedures agreed upon by Middle East/Africa and Developing Capital Markets and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Developing Capital Markets appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Developing Capital Markets or from schedules prepared by officials of Developing Capital Markets having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

     (j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Developing Capital Markets or would prohibit the Reorganization.

     (k) That Middle East/Africa shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Middle East/Africa, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

     9. Developing Capital Markets Conditions.

     The obligations of Developing Capital Markets hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Middle East/Africa and by the affirmative vote of the holders of a majority of the shares of common stock of Middle East/Africa issued and outstanding and entitled to vote thereon, voting together as a single class; and that Middle East/Africa shall have delivered to Developing Capital Markets a copy of the resolution approving this Agreement adopted by Middle East/Africa's Board of Directors, and a certificate setting forth the vote Middle East/Africa stockholders obtained, each certified by the Secretary of Middle East/Africa.

     (b) That Middle East/Africa shall have furnished to Developing Capital Markets a statement of Middle East/Africa's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Middle East/Africa's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Middle East/Africa's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Middle East/Africa since the date of Middle East/Africa's most recent annual or semi-annual report to stockholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

     (c) That Middle East/Africa shall have furnished to Developing Capital Markets a certificate signed by Middle East/Africa's President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Middle East/Africa made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Middle East/Africa has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

     (d) That Middle East/Africa shall have delivered to Developing Capital Markets a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Middle East/Africa for the period ended November 30, 1999 (which returns originally were prepared and filed by Middle East/Africa), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Middle East/Africa for the period covered thereby; and that for the period from December 1, 1999, to and including the Exchange Date and for any taxable year of Middle East/Africa ending upon the liquidation of Middle East/Africa, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from December 1, 1999, to and including the Exchange Date and for any taxable year of Middle East/Africa ending upon the liquidation of Middle East/Africa or that Middle East/Africa would not continue to qualify as a RIC for Federal income tax purposes for the tax years in question.

     (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (f) That Developing Capital Markets shall have received an opinion of Brown & Wood LLP, as counsel to both Developing Capital Markets and Middle East/Africa, in form and substance satisfactory to Developing Capital Markets and dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as Developing Capital Markets reasonably may deem necessary or desirable.

     (g) That Developing Capital Markets shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.

     (h) That Developing Capital Markets shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Developing Capital Markets, to the effect that (i) they are independent public accountants with respect to Middle East/Africa within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Middle East/Africa included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Middle East/Africa and Developing Capital Markets and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements  and  unaudited  supplementary  information  of Middle  East/Africa included in the N-14 Registration Statement, and inquiries of certain officials of Middle East/Africa responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Developing Capital Markets and Middle East/Africa and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Middle East/Africa appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Middle East/Africa or from schedules prepared by officials of Middle East/Africa having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

     (i) That the Investments to be transferred to Developing Capital Markets shall not include any assets or liabilities which Developing Capital Markets, by reason of charter limitations or otherwise, may not properly acquire or assume.

     (j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Middle East/Africa, be contemplated by the Commission.

     (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Middle East/Africa or would prohibit the Reorganization.

     (l) That Developing Capital Markets shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Developing Capital Markets, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

     (m) That all proceedings taken by Middle East/Africa and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Developing Capital Markets.

     (n) That prior to the Exchange Date, Middle East/Africa shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date.

     10. Termination, Postponement and Waivers.

     (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Middle East/Africa) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of Middle East/Africa and Developing Capital Markets; (ii) by the Board of Directors of Middle East/Africa if any condition of Middle East/Africa's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Developing Capital Markets if any condition of Developing Capital Markets' obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

     (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2000, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Middle East/Africa and Developing Capital Markets.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Middle East/Africa or Developing Capital Markets or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

     (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Middle East/Africa or Developing Capital Markets, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of Middle East/Africa and Developing Capital Markets have delegated to MLAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of Middle East/Africa and Developing Capital Markets to do so.

     (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Middle East/Africa nor Developing Capital Markets nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or trustee, agent or stockholder of Middle East/Africa or Developing Capital Markets against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Middle East/Africa and Developing Capital Markets to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Middle East/Africa unless such terms and conditions shall result in a change in the method of computing the number of shares of Developing Capital Markets to be issued to Middle East/Africa in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Middle East/Africa prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Middle East/Africa promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

     11. Indemnification.

     (a) Middle East/Africa hereby agrees to indemnify and hold Developing Capital Markets harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Developing Capital Markets may incur or sustain by reason of the fact that (i) Developing Capital Markets shall be required to pay any corporate obligation of Middle East/Africa, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against Middle East/Africa which were omitted or not fairly reflected in the financial statements to be delivered to Developing Capital Markets in connection with the Reorganization; (ii) any representations or warranties made by Middle East/Africa in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of Middle East/Africa has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the stockholders of Middle East/Africa and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Middle East/Africa by Developing Capital Markets.

     (b) Developing Capital Markets hereby agrees to indemnify and hold Middle East/Africa harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Middle East/Africa may incur or sustain by reason of the fact that (i) any representations or warranties made by Developing Capital Markets in this Agreement should prove false or erroneous in any material respect,
(ii) any covenant of Developing Capital Markets has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus delivered to stockholders of Middle East/Africa and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Developing Capital Markets by Middle East/Africa.

     (c) In the event that any claim is made against Developing Capital Markets in respect of which indemnity may be sought by Developing Capital Markets from Middle East/Africa under Section 11(a) of this Agreement, or in the event that any claim is made against Middle East/Africa in respect of which indemnity may be sought by Middle East/Africa from Developing Capital Markets under Section
11(b)  of  this  Agreement,   then  the  party  seeking  indemnification  (the
"Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty
(30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Middle East/Africa and Developing Capital Markets that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the
defense  against  such  claim.   All  costs  and  expenses   incurred  by  the
Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

     12. Other Matters.

     (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Developing Capital Markets will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

     THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Developing Capital Markets' transfer agent with respect to such shares. Middle East/Africa will provide Developing Capital Markets on the Exchange Date with the name of any Middle East/Africa stockholder who is to the knowledge of Middle East/Africa an affiliate of Middle East/Africa on such date.

     (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Middle East/Africa or Developing Capital Markets, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

     (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

     (e) Copies of the Articles of Incorporation, as amended, restated and supplemented, of Middle East/Africa and Developing Capital Markets are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                             MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.





                             BY: /s/ TERRY K. GLENN
                                 ---------------------------------
                                     (TERRY K. GLENN, PRESIDENT)


ATTEST:





/s/ SUSAN B. BAKER
-----------------------------
(SUSAN B. BAKER, SECRETARY)



                             MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.




                             BY:/s/ DONALD C. BURKE
                                ------------------------------------
                                 (DONALD C. BURKE, VICE PRESIDENT AND
                                              TREASURER)


ATTEST:





/s/ SUSAN B. BAKER
-----------------------------
(SUSAN B. BAKER, SECRETARY)

                      STATEMENT OF ADDITIONAL INFORMATION

                  MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.
              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
                                (609) 282-2800


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Middle East/Africa Fund, Inc. ("Middle East/Africa Fund") and Merrill Lynch Developing Capital Markets Fund, Inc. ("Developing Capital Markets Fund") dated March 22, 2000 (the "Proxy Statement and Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Developing Capital Markets Fund at 1-800-456-4587, ext. 123, or by writing to Developing Capital Markets Fund at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.


     Further information about Developing Capital Markets Fund is contained in and incorporated by reference to its Statement of Additional Information, dated October 29, 1999, which is incorporated by reference into and accompanies this Statement of Additional Information.

     The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Middle East/Africa Fund and Developing Capital Markets Fund, other material incorporated by reference and other information regarding Middle East/Africa Fund and Developing Capital Markets Fund.


     The date of this Statement of Additional Information is March 22, 2000.

                               TABLE OF CONTENTS

General Information...........................................................2
Financial Statements..........................................................2



                              GENERAL INFORMATION

     The stockholders of Middle East/Africa Fund are being asked to approve the acquisition of substantially all of the assets of Middle East/Africa Fund, and the assumption of substantially all of the liabilities of Middle East/Africa Fund, by Developing Capital Markets Fund in exchange solely for an equal aggregate value of shares of Developing Capital Markets Fund (the "Reorganization"). Developing Capital Markets Fund is an open-end management investment company organized as a Maryland corporation. A Special Meeting of Stockholders of Middle East/Africa Fund to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on April 26, 2000, at 11:15 a.m., Eastern time.

     For detailed information about the Reorganization, stockholders of Middle East/Africa Fund should refer to the Proxy Statement and Prospectus. For further information about Developing Capital Markets Fund, stockholders should refer to Developing Capital Markets Fund's Statement of Additional Information, dated October 29, 1999, which accompanies this Statement of Additional Information and is incorporated by reference herein.

                             FINANCIAL STATEMENTS


     In accordance with Part B, Item 14(a) of Form N-14, pro forma financial statements reflecting consummation of the Reorganization are not required to be provided in this Statement of Additional Information since the net asset value of Middle East/Africa Fund does not exceed 10% of the net asset value of Developing Capital Markets Fund as of February 29, 2000.


Developing Capital Markets Fund


     Audited financial statements and accompanying notes for the fiscal year ended June 30, 1999, and the independent auditor's report thereon, dated August 16, 1999, of Developing Capital Markets Fund are incorporated herein by reference from Developing Capital Markets Fund's Annual Report to Shareholders. Unaudited financial statements and accompanying notes for the six months ended December 31, 1999 of Developing Capital Markets Fund are incorporated herein by reference from Developing Capital Markets Fund's Semi-Annual Report to Shareholders.


Middle East/Africa Fund


     Audited financial statements and accompanying notes for the fiscal year ended November 30, 1999, and the independent auditor's report thereon, dated January 14, 2000, of Middle East/Africa Fund are incorporated herein by reference from Middle East/Africa Fund's Annual Report to Shareholders.

                                    PART C

                               OTHER INFORMATION

Item 15.  Indemnification.

     Reference is made to Article VI of Registrant's Articles of Incorporation, Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland, provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his or her activities as an officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

     In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits.


(1)(a)   -- Articles of Incorporation of the Registrant, dated April 13, 1989.(a)
(1)(b)   -- Articles of Amendment to Articles of Incorporation of the Registrant,
            dated May 17, 1989.(a)
   (c)   -- Articles of Amendment to Articles of Incorporation of the Registrant,
            dated June 16, 1989.(a)
   (d)   -- Form of Articles Supplementary to the Articles of Incorporation of the
            Registrant. (a)
   (e)   -- Articles of Amendment to Articles of Incorporation of the Registrant,
            dated October 17, 1994. (b)
   (f)   -- Articles Supplementary to the Articles of Incorporation of the Registrant,
            dated October 17, 1994. (b)
(2)      -- By-Laws of the Registrant.(b)
(3)      -- Not applicable.
(4)      -- Form of Agreement and Plan of Reorganization between the Registrant and
            Merrill Lynch Middle East/Africa Fund, Inc.(c)
(5)      -- Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of Incorporation, and the By-Laws of the
            Registrant.(d)
(6)(a)   -- Management Agreement between the Registrant and Merrill Lynch Asset
            Management, L.P. ("MLAM").(b)
(6)(b)   -- Supplement to Management Agreement between the Registrant and MLAM. (a)
(6)(c)   -- Form of Sub-Advisory Agreement between MLAM and Merrill Lynch Asset
            Management U.K. Limited.(e)--
(7)(a)   -- Class A Shares Distribution Agreement between the Registrant and Merrill
            Lynch Funds Distributor, Inc. (now known as Princeton Funds Distributor,
            Inc.) (the "Distributor").(f)--
(7)(b)   -- Class B Shares Distribution Agreement between the Registrant and the
            Distributor.(a)--
(7)(c)   -- Class C Shares Distribution Agreement between the Registrant and the
            Distributor.(f)--
(7)(d)   -- Class D Shares Distribution Agreement between the Registrant and the
            Distributor.(f)--
(8)      -- None.
(9)      -- Form of Custody Agreement between the Registrant and Brown Brothers
            Harriman & Co.(g)--
(10)(a)  -- Class B Shares Distribution Plan and Class B Shares Distribution Plan
            Sub-Agreement of the Registrant.(a)
(10)(b)  -- Form of Class C Shares Distribution Plan and Class C Shares Distribution
            Plan Sub-Agreement of the Registrant.(f)
(10)(c)  -- Form of Class D Shares Distribution Plan and Class D Shares Distribution
            Plan Sub-Agreement of the Registrant.(f)
(10)(d)  -- Merrill Lynch Select Pricing (SM) System Plan pursuant to Rule
            l8f-3.(e)
(11)     -- Opinion and Consent of Brown & Wood LLP, counsel for the Registrant.
(12)     -- Private Letter Ruling from the Internal Revenue Service.(h)
(13)     -- Not applicable.

(14)(a)  -- Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
(14)(b)  -- Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch
            Middle East/Africa Fund, Inc.

(15)     -- Not applicable.
(16)     -- Power of Attorney.(i)

(17)(a)  -- Prospectus dated October 29, 1999, and Statement of Additional
            Information dated October 29, 1999, of the Registrant.
(17)(b)  -- Annual Report to Stockholders of the Registrant, as of June 30, 1999.
(17)(c)  -- Semi-Annual Report to Stockholders of the Registrant, as of December 31,
            1999.
(17)(d)  -- Annual Report to Stockholders of Merrill Lynch Middle East/Africa Fund,
            Inc. as of November 30, 1999.

(17)(e)  -- Form of Proxy (j)


---------------


(a) Filed on May 13, 1994, as an Exhibit to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 33-28248) under the Securities Act of 1933, as amended (the "Registration Statement").
(b) Filed on October 25, 1995 as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.
(c) Included as Exhibit 1 to the Proxy Statement and Prospectus contained in this Registration Statement.
(d) Reference is made to Articles V, VI, VII, VIII and X of the Registrant's Articles of Incorporation, as amended and supplemented, filed as Exhibits 1(a), 1(b), 1(c), 1(d), 1(e) and 1(f) to the Registration Statement; and to Articles II, III (Sections 1, 3, 5, 6 and 17), VI, VII, XII, XIII and XIV of the Registrant's By-Laws, filed as Exhibit 2 to the Registration Statement.
(e) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).
(f) Filed on October 17, 1994, as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement.
(g) Filed on October 28, 1996, as an Exhibit to Post Effective Amendment No. 10 to the Registration Statement.
(h) To be filed by post-effective amendment.
(i) Included on the signature page of the Registrant's Registration Statement on Form N-14 (File No. 333-96005) under the Securities Act of 1933, as amended (the "N-14 Registration Statement").
(j) Filed on February 2, 2000, as an Exhibit to the Registrant's N-14 Registration Statement.



Item 17.  Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

                                  SIGNATURES


     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 22nd day of March, 2000.


                                 MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
                                                 (Registrant)



                                 By            /s/ DONALD C. BURKE
                                   --------------------------------------------
                                      (Donald C. Burke, Vice President and
                                                   Treasurer)


     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



              Signature                            Title                         Date
              ---------                            -----                         ----
           TERRY K. GLENN *                President and Director
---------------------------------------     (Principal Executive
           (Terry K. Glenn)                       Officer)

                                             Vice President and
          DONALD C. BURKE *                Treasurer (Principal
---------------------------------------          Financial
          (Donald C. Burke)               and Accounting Officer)


         CHARLES C. REILLY *                      Director
---------------------------------------
         (Charles C. Reilly)

          RICHARD R. WEST *                       Director
---------------------------------------
          (Richard R. West)

           ARTHUR ZEIKEL *                        Director
---------------------------------------
           (Arthur Zeikel)

         EDWARD D. ZINBARG *                      Director
---------------------------------------
         (Edward D. Zinbarg)

* By:  /s/ DONALD C. BURKE
     ----------------------------------
     (Donald C. Burke, Attorney-in-Fact)                                   March 22, 2000




                                 EXHIBIT INDEX

Exhibit
 Number                                           Description
-------                                           -----------


(11)      --   Opinion and Consent of Brown & Wood LLP, counsel for the Registrant.
(14)(a)   --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
(14)(b)   --   Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Middle
               East/Africa Fund, Inc.
(17)(a)   --   Prospectus dated October 29, 1999, and Statement of Additional Information
               dated October 29, 1999, of the Registrant.
(17)(b)   --   Annual Report to Stockholders of the Registrant, as of June 30, 1999.
(17)(c)   --   Semi-Annual Report to Stockholders of the Registrant, as of December 31, 1999.
(17)(d)   --   Annual Report to Stockholders of Merrill Lynch Middle East/Africa Fund, Inc. as
               of November 30, 1999.



                                                                    Exhibit 11


                               BROWN & WOOD LLP
                            ONE WORLD TRADE CENTER
                         NEW YORK, NEW YORK 10048-0557

                            TELEPHONE: 212-839-5300
                            FACSIMILE: 212-839-5599


                                                              March 22, 2000


Merrill Lynch Developing Capital Markets Fund, Inc.
800 Scudders Mill Road
Plainsboro, NJ  08536


Ladies and Gentlemen:

     We have acted as counsel for Merrill Lynch Developing Capital Markets Fund, Inc., (the "Fund"), in connection with the proposed acquisition by the Fund of substantially all of the assets and the assumption of substantially all of the liabilities of Merrill Lynch Middle East/Africa Fund, Inc. ("Middle East/Africa"), in exchange for newly-issued shares of common stock of the Fund (the "Reorganization"). This opinion is furnished in connection with the Fund's Registration Statement on Form N-14 (the "Registration Statement"), under the Securities Act of 1933, as amended, relating to shares of common stock, par value $0.10 per share, of the Fund (the "Shares"), to be issued in the Reorganization.

     As counsel for the Fund, we are familiar with the proceedings taken by it and to be taken by it in connection with the authorization, issuance and sale of the Shares. In addition, we have examined and are familiar with the Articles of Incorporation of the Fund, as amended and supplemented, the By-Laws of the Fund and such other documents as we have deemed relevant to the matters referred to in this opinion.

     Based upon the foregoing, we are of the opinion that subsequent to the approval of the Agreement and Plan of Reorganization between the Fund and Middle East/Africa set forth in the proxy statement and prospectus constituting a part of the Registration Statement (the "Proxy Statement and Prospectus"), the Shares, upon issuance in the manner referred to in the Registration Statement, for consideration not less than the par value thereof, will be legally issued, fully paid and non-assessable shares of common stock of the Fund.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Proxy Statement and Prospectus constituting parts thereof.


                                                        Very truly yours,

                                                        /s/ Brown & Wood LLP



                                                                 EXHIBIT 14(a)

INDEPENDENT AUDITORS' CONSENT

Merrill Lynch Developing Capital Markets Fund, Inc.:

We consent to the incorporation by reference in this Registration Statement on Form N-14 of Merrill Lynch Developing Capital Markets Fund, Inc. of our report dated August 16, 1999 appearing in the annual report to stockholders of Merrill Lynch Developing Capital Markets Fund, Inc. for the year ended June 30, 1999 and to the references to us under the captions "COMPARISON OF THE FUNDS - Financial Highlights" and "EXPERTS" appearing in the Proxy Statement and Prospectus, which is a part of this Registration Statement.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Princeton, New Jersey

March 21, 2000

                                                                 EXHIBIT 14(b)

INDEPENDENT AUDITORS' CONSENT

Merrill Lynch Middle East/Africa Fund, Inc.:

We consent to the incorporation by reference in this Registration Statement on Form N-14 of Merrill Lynch Developing Capital Markets Fund, Inc. of our report dated January 14, 2000 appearing in the annual report to stockholders of Merrill Lynch Middle East/Africa Fund, Inc. for the year ended November 30, 1999, and to the references to us under the captions "COMPARISON OF THE FUNDS - Financial Highlights" and "EXPERTS" appearing in the Proxy Statement and Prospectus, which is a part of this Registration Statement.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Princeton, New Jersey

March 21, 2000


                                                                 Exhibit 17(a)




    As filed with the Securities and Exchange Commission on October 29, 1999


                                                Securities Act File No. 33-28248
                                        Investment Company Act File No. 811-5723
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                           Pre-Effective Amendment No.                       |_|
                         Post-Effective Amendment No. 14                     |X|
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|
                                Amendment No. 16                             |X|
                        (Check appropriate box or boxes)


                              --------------------

               Merrill Lynch Developing Capital Markets Fund, Inc. (Exact Name of Registrant as Specified in Charter)

              800 Scudders Mill Road, Plainsboro, New Jersey 08536
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (609) 282-2800

                                 Terry K. Glenn
               Merrill Lynch Developing Capital Markets Fund, Inc.
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
        Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                     (Name and Address of Agent for Service)

                              --------------------

                                   Copies to:
        Counsel for the Fund                      Michael J. Hennewinkel, Esq.
         BROWN & WOOD LLP                                 MERRILL LYNCH
      One World Trade Center                            ASSET MANAGEMENT
   New York, New York 10048-0557                         P.O. Box 9011
Attention: Thomas R. Smith, Jr., Esq.           Princeton, New Jersey 08543-9011
           Frank P. Bruno, Esq.

                              --------------------

  It is proposed that this filing will become effective (check appropriate box):

  |X| immediately upon filing pursuant to paragraph (b)
  |_| on (date) pursuant to paragraph (b)
  |_| 60 days after filing pursuant to paragraph (a)(1)
  |_| on (date) pursuant to paragraph (a)(1)
  |_| 75 days after filing pursuant to paragraph (a)(2)
  |_| on (date) pursuant to paragraph (a)(2) of Rule 485.

  If appropriate, check the following box:

  |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              --------------------

 Title of Securities Being Registered: Common Stock, par value $.10 per share.
================================================================================

                                                            [LOGO] Merrill Lynch

                                   Prospectus



                        Merrill Lynch Developing Capital Markets Fund, Inc.


                                                           October 29, 1999


This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               Table of Contents

                                                                            PAGE
[ICON]    KEY FACTS
          ----------------------------------------------------------------------

          Merrill Lynch Developing Capital Markets Fund at a Glance .......... 3

          Risk/Return Bar Chart .............................................. 6
          Fees and Expenses .................................................. 7

[ICON]    DETAILS ABOUT THE FUND
          ----------------------------------------------------------------------
          How the Fund Invests ............................................... 9
          Investment Risks ...................................................12

[ICON]    YOUR ACCOUNT
          ----------------------------------------------------------------------
          Merrill Lynch Select Pricing(SM) System ............................20
          How to Buy, Sell, Transfer and Exchange Shares .....................25
          Participation in Merrill Lynch Fee-Based Programs ..................29

[ICON]    MANAGEMENT OF THE FUND
          ----------------------------------------------------------------------
          Merrill Lynch Asset Management .....................................32
          Financial Highlights ...............................................33

[ICON]    FOR MORE INFORMATION
          ----------------------------------------------------------------------
          Shareholder Reports ........................................Back Cover
          Statement of Additional Information ........................Back Cover


          MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

Key Facts [ICON]


In an effort to help you better
understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Equities -- securities representing
ownership of a company ("stock") or
securities whose price is linked to the
value of securities that represent
company ownership.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND AT A GLANCE

--------------------------------------------------------------------------------

What is the Fund's investment objective?

The investment objective of the Fund is to seek long term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets.

What are the Fund's main investment strategies?

Under normal circumstances the Fund's management tries to achieve its objective by investing at least 65% of the Fund's assets in the equity securities of countries having smaller capital markets. The Fund can also buy fixed-income securities of companies and governments in these countries. The Fund normally invests in at least three countries at any given time. Fund management anticipates that under most circumstances the Fund will have substantial investments in emerging markets. The Fund can invest in securities denominated in either U.S. dollars or foreign currencies. Fund management anticipates that under most circumstances the Fund's investments will primarily be denominated in foreign currencies. The Fund is a non-diversified fund, which means that it can invest more of its assets in fewer companies than most other funds.


Fund management currently considers all countries other than Japan, the United Kingdom, the United States and Germany to be countries having smaller capital markets. As of December 31, 1998, those countries' equity market capitalizations totalled approximately 72.66% of the world's equity market capitalization. The Fund considers an issuer to be located in a country having a smaller capital market if at least 50% of the issuer's assets, gross revenues or profits in any one of the last two years represents assets or activities located in such countries.


Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. "Top down" means that the Fund seeks to allocate its investments to markets that Fund management believes have the potential to outperform other markets due to economic factors, such as government fiscal policies and the direction of interest rate and currency movements. "Bottom up" means that the Fund also selects investments based on Fund management's assessment of the earning prospects of individual companies. When choosing debt securities, Fund management considers various factors including the operating history, financial resources and credit quality of issuers and yield analysis.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                            3

[ICON] Key Facts

When assessing individual companies, Fund management seeks to identify companies engaged in businesses with attractive earning prospects, sound management and a record of maximizing returns on shareholder equity. Fund management then further considers which of the companies meeting its criteria would be most likely to benefit from the economic circumstances anticipated by Fund management. However, because of the general illiquidity of smaller capital markets, the Fund may limit its investments to a relatively small number of large, actively-traded companies.


The Fund has not established any rating or maturity criteria for the debt securities in which it may invest. The Fund may invest in high yield or "junk bonds" and in certain types of "derivative" securities.


The Fund may hedge all or a portion of its portfolio against interest rate and currency risks through the use of "derivative" securities including options, futures, options on futures and currency transactions. We cannot guarantee that the Fund will achieve its objective.

What are the main risks of investing in the Fund?

As with any fund, the value of the Fund's investments -- and therefore the value of Fund shares -- may fluctuate. These changes may occur because a particular stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund's investments goes down, you may lose money.

The Fund will invest most of its assets in non-U.S. securities. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in countries having smaller capital markets.


Derivatives and high yield bonds may be volatile and subject to liquidity, leverage and credit risk. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.



4                            MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.

Who should invest?

The Fund may be an appropriate investment for you if you:


      o Are looking for capital appreciation for long term goals, such as retirement or funding a child's education

      o     Want a professionally managed portfolio

      o     Are looking for exposure to a variety of foreign markets

      o Are willing to accept the risks of foreign investing in order to seek long term capital appreciation

      o     Are not looking for a significant amount of current income



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                            5

[ICON] Key Facts

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class A shares for each complete calendar year since the Fund's inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares for the periods shown with those of the Morgan Stanley Capital International ("MSCI") EAFE Index and the MSCI Emerging Markets Free Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

 [The following table was represented as a bar chart in the printed material.]

                   1990                -5.33%
                   1991                23.35%
                   1992                 0.85%
                   1993                68.96%
                   1994               -10.97%
                   1995                -3.43%
                   1996                13.30%
                   1997                -6.81%
                   1998               -32.13%


During the period shown in the bar chart, the highest return for a quarter was 16.90% (quarter ended December 31, 1993) and the lowest return for a quarter was -11.23% (quarter ended September 30, 1990.) The Fund's year-to-date return as of September 30, 1999 was 27.78%.


Average Annual Total  Returns (for the                     Past          Past           Since
calendar year ended December 31, 1998)                   One Year     Five Years      Inception
--------------------------------------------------------------------------------------------------

Merrill Lynch Developing Capital Markets Fund*    A       -35.69%       -10.20%         2.36%+

MSCI EAFE Index**                                          20.00%         9.19%         5.82%++
MSCI Emerging Markets Free Index***                       -25.34%        -9.26%         8.23%++
--------------------------------------------------------------------------------------------------

Merrill Lynch Developing Capital Markets Fund*    B       -35.52%          N/A         -8.25%+++

MSCI EAFE Index**                                          20.00%          N/A          8.21%++++
MSCI Emerging Markets Free Index***                       -25.34%          N/A         -8.02%++++
--------------------------------------------------------------------------------------------------

Merrill Lynch Developing Capital Markets Fund*    C       -33.54%          N/A        -11.80%#

MSCI EAFE Index**                                          20.00%          N/A          8.02%##
MSCI Emerging Markets Free Index***                       -25.34%          N/A        -12.30%##
--------------------------------------------------------------------------------------------------

Merrill Lynch Developing Capital Markets Fund*    D       -35.89%          N/A        -12.23%#

MSCI EAFE Index**                                          20.00%          N/A          8.02%##
MSCI Emerging Markets Free Index***                       -25.34%          N/A        -12.30%##
--------------------------------------------------------------------------------------------------

*     Includes sales charge.
** This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East. Past performance is not predictive of future performance.
*** This umanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. Past performance is not predictive of future performance.
+     Inception date is September 1, 1989.
++    Since August 31, 1989.
+++   Inception date is July 1, 1994.
++++  Since June 30, 1994.

#     Inception date is October 21, 1994.

##    Since October 31, 1994.


6                            MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

UNDERSTANDING EXPENSES

Fund investors pay various fees and
expenses, either directly or indirectly.
Listed below are some of the main types
of expenses, which all mutual funds may
charge:

Expenses paid directly by the
shareholder:

Shareholder Fees -- these include sales
charges which you may pay when you buy
or sell shares of the Fund.

Expenses paid indirectly by the
shareholder:

Annual Fund Operating Expenses --
expenses that cover the costs of
operating the Fund.

Management Fee -- a fee paid to the
Manager for managing the Fund.

Distribution Fees -- fees used to
support the Fund's marketing and
distribution efforts, such as
compensating Financial Consultants,
advertising and promotion.

Service (Account Maintenance) Fees --
fees used to compensate securities
dealers for account maintenance
activities.


FEES AND EXPENSES
--------------------------------------------------------------------------------

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from
your investment) (a):                                  Class A     Class B(b)  Class C     Class D
-----------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on
  purchases (as a percentage of offering price)        5.25%(c)       None       None      5.25%(c)
-----------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (as
  a percentage of original purchase price or
  redemption proceeds, whichever is lower)              None(d)       4.0%(c)    1.0%(c)    None(d)
-----------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) imposed on
  Dividend Reinvestments                                None          None       None       None
-----------------------------------------------------------------------------------------------------
  Redemption Fee                                        None          None       None       None
-----------------------------------------------------------------------------------------------------
  Exchange Fee                                          None          None       None       None
-----------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are
deducted from Fund assets):
-----------------------------------------------------------------------------------------------------
  Management Fee                                       1.00%         1.00%      1.00%      1.00%
-----------------------------------------------------------------------------------------------------
  Distribution and/or Service (12b-1) Fees(e)           None         1.00%      1.00%      0.25%
-----------------------------------------------------------------------------------------------------
  Other Expenses (including transfer agency
  fees)(f)                                             0.97%         1.04%      1.04%      0.95%
-----------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                   1.97%         3.04%      3.04%      2.20%
-----------------------------------------------------------------------------------------------------

(a) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b) Class B shares automatically convert to Class D shares about eight years after you buy them and will no longer be subject to distribution fees.
(c)   Some investors may qualify for reductions in the sales charge (load).
(d) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e) The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(f) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended June 30, 1999, the Fund paid the Transfer Agent fees totaling $1,005,323. The Manager provides accounting services to the Fund at its cost. For the fiscal year ended June 30, 1999, the Fund reimbursed the Manager $205,571 for these services.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                            7

[ICON] Key Facts

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

                        1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
Class A                  $714           $1,111          $1,532          $2,700
--------------------------------------------------------------------------------
Class B                  $707           $1,139          $1,596          $3,181*
--------------------------------------------------------------------------------
Class C                  $407           $  939          $1,596          $3,355
--------------------------------------------------------------------------------
Class D                  $736           $1,177          $1,643          $2,926
--------------------------------------------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                        1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
Class A                  $714           $1,111          $1,532          $2,700
--------------------------------------------------------------------------------
Class B                  $307           $  939          $1,596          $3,181*
--------------------------------------------------------------------------------
Class C                  $307           $  939          $1,596          $3,355
--------------------------------------------------------------------------------
Class D                  $736           $1,177          $1,643          $2,926
--------------------------------------------------------------------------------
* Assumes conversion to Class D shares approximately eight years after purchase. See note (b) to the Fees and Expenses table above.


8                            MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

Details About the Fund [ICON]

ABOUT THE PORTFOLIO MANAGER

A. Grace Pineda has been portfolio
manager of the Fund since 1989. Ms.
Pineda has been a First Vice President
of Merrill Lynch Asset Management since
1997 and was a Vice President from 1989
to 1997.

ABOUT THE MANAGER

The Fund is managed by Merrill Lynch
Asset Management.


HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund will invest in securities, principally equities, of issuers in countries having smaller capital markets. Under normal circumstances the Fund's management tries to do this by investing at least 65% of the Fund's assets in the equity securities of countries having smaller capital markets. Equity securities consist of:

      o     Common stock
      o     Preferred stock
      o     Securities convertible into common stock
      o Derivative securities, such as options and futures, the value of which is based on a common stock or group of common stocks.

The Fund will focus on investments in common stock.


The Fund considers "smaller capital markets" to be all markets other than the four largest (based on equity market capitalization). This currently precludes the Fund from investing in companies in Japan, the United Kingdom, the United States and Germany (except for short-term cash positions). As of December 31, 1998, these countries' equity market capitalizations totalled approximately 72.66% of the world's equity market capitalization. The Fund considers an issuer to be located in a country having a smaller capital market if at least 50% of the issuer's assets, gross revenues or profits in any one of the last two years represents assets or activities located in such countries. There are no other limits on the geographic allocation of the Fund's investments. Fund management, however, anticipates that a substantial portion of the Fund's investments will be in companies in emerging markets. The Fund may also invest in companies in developed markets, but Fund management anticipates that a greater portion of the Fund's investments will be in companies in emerging markets. The Fund normally invests in securities from at least three countries at any time.

Fund management believes that investment opportunities may result from an evolving long term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having smaller capital markets. Local or international political, economic or financial developments that could benefit the capital markets of such countries can increase the effect of this trend. Certain such countries, particularly so-called "emerging" countries which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature smaller capital markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. "Top down" means that the Fund seeks to allocate its investments to markets that Fund management believes have the potential to outperform other markets due to economic factors, such as government fiscal policies and the direction of interest rate and currency movements. "Bottom up" means that the Fund also selects investments based



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                            9

[ICON] Details About the Fund



on Fund management's assessment of the earning prospects of individual companies.

Investment Grade -- any of the four
highest debt obligation ratings by
recognized rating agencies, including
Moody's Investors Service, Inc.,
Standard & Poor's or Fitch IBCA, Inc.


Liquidity -- the ease with which a
security can be traded. Securities that
are less liquid have fewer potential
buyers and, as a consequence, greater
volatility.

Volatility -- the frequency and amount
of changes to a security's value.


When assessing individual companies, Fund management seeks to identify companies engaged in businesses with attractive earning prospects, sound management and a record of maximizing returns on shareholder equity. Fund management then further considers which of the companies meeting its criteria would be most likely to benefit from the economic circumstances anticipated by Fund management. Because of the difficulty of investing substantial sums in many smaller capital markets, however, in certain markets that Fund management believes are attractive on a "top down" basis, the Fund may limit its investments to a relatively small number of large, actively-traded companies.

The Fund may also invest up to 35% of its assets in non-convertible debt securities. The Fund's investments in non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries. The Fund may also invest in non-convertible debt securities for income, but this will not be a focus of the Fund's investments. The Fund may invest in debt securities that are not rated investment grade, which are commonly known as "junk bonds." Junk bonds generally are less liquid and experience more price volatility than higher-rated fixed-income securities.

Because the Fund will invest primarily in foreign securities, it offers the potential for more diversification than an investment only in the U.S. Foreign securities have often (although not always) performed differently than U.S. securities.


The Fund will invest in securities denominated in currencies other than the U.S. dollar. The Fund's return on investments denominated in foreign currencies will be affected by changes in currency exchange rates.

When choosing debt securities, Fund management considers various factors including the operating history, financial resources and credit quality of issuers, and yield analysis.

The Fund may borrow money from banks in amounts up to 20% of the Fund's total assets temporarily for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions.


The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements, that it cannot easily resell. These securities may include securities for which there is no readily available market. Other possibly illiquid securities in which the Fund may invest are securities that



10                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

have contractual or legal restrictions on resale, known as restricted securities, including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

The Fund may use derivatives to hedge its portfolio against interest rate and currency risks. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), or an index such as the Standard & Poor's 500 Index. The derivatives that the Fund may use include options on portfolio positions or currencies, financial and currency futures, options on such futures and forward foreign exchange transactions.


The Fund may also invest in derivative securities the potential return of which is based on the change in a specified interest rate or equity index (an "indexed security"). For example, the Fund may invest in a security that pays a variable amount of interest or principal based on the current level of the Brazilian or Korean stock markets. The Fund may also invest in indexed securities the potential return of which is based inversely on the change in a specified interest rate or equity index (an "inverse security"). Inverse notes generally change in value in a manner that is opposite to most fixed-income securities -- that is, interest rates or principal payments on inverse notes increase when the underlying interest rate or equity index decreases and decrease when the underlying interest rate or equity index increases. Certain indexed securities and inverse securities have greater sensitivity to changes in interest rates or equity index levels than other securities, and the Fund's investments in such instruments may decline in value significantly if interest rates or equity index levels move in a manner not anticipated by Fund management.


The Fund may as a temporary defensive measure, and without limitation, hold cash or cash equivalents and short-term securities, including money market instruments denominated in U.S. dollars or foreign currencies. Normally a portion of the Fund's assets would be held in these securities in anticipation of investment in equities or to meet redemptions. Short-term investments and temporary defensive positions can be easily sold and have limited risk of loss but may limit the Fund's ability to meet its investment objective.

The Fund has no minimum holding period for investments, and will buy or sell securities whenever Fund management sees an appropriate opportunity.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           11

[ICON] Details About the Fund

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

Market and Selection Risk -- Market risk is the risk that the stock market in one or more countries in which the Fund invests will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

Foreign Market Risk -- Since the Fund invests in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk -- The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the


12                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.


Emerging Markets Risk -- The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.


Currency Risk -- Securities in which the Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           13

[ICON] Details About the Fund

known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards -- Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States -- The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

Settlement Risk -- Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in


14                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

European Economic and Monetary Union ("EMU") -- Certain European countries have entered into EMU in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro, and are listed, trade and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect the Fund in a number of situations, including as follows:

      o If the transition to euro, or EMU as a whole, does not proceed as planned, the Fund's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other disruptions of the markets could occur.

      o Withdrawal from EMU by a participating country could also have a negative effect on the Fund's investments, for example if securities redenominated in euros are transferred back into that country's national currency.

Sovereign Debt -- The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           15

[ICON] Details About the Fund

Junk Bonds -- Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Borrowing and Leverage Risk -- The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return. Certain derivative securities that the Fund buys may create leverage including, for example, when issued securities, forward commitments, options and warrants.

Concentration Risk -- The Fund is a non-diversified fund. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.

Securities Lending -- The Fund may lend securities to financial institutions which provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.

Risks associated with certain types of securities in which the Fund may invest include:


Illiquid Securities --The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.



16                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

Restricted Securities -- Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the security.

Rule 144A Securities -- Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.


Derivatives -- The Fund may use derivative instruments including options on portfolio positions or currencies, options on stock or other financial indices, financial and currency futures, options on such futures and forward foreign currency transactions. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil), or an index such as Standard & Poor's 500 Index. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.


Derivatives are volatile and involve significant risks, including:

      Credit risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

      Currency risk -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      Leverage risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           17

[ICON] Details About the Fund

      Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges and to seek to increase its return. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Depositary Receipts -- The Fund may invest in securities of foreign issuers in the form of Depositary Receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts and Global Depositary Receipts each evidence a similar ownership arrangement. The Fund may also invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States and therefore, there may be less information available regarding such issuers.

Repurchase Agreements; Purchase and Sale Contracts -- The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.


18                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

Standby Commitment Agreements -- Standby commitment agreements involve the risk that the security will lose value prior to its delivery to the Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case the Fund has lost the investment opportunity for the assets it had set aside to pay for the security and any gain in the security's price.

When Issued Securities, Delayed Delivery Securities and Forward Commitments -- When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

Investment in Other Investment Companies -- If the Fund acquires shares of investment companies, shareholders will bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of those investment companies.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           19

[ICON] Your Account

MERRILL LYNCH SELECT PRICING(SM) SYSTEM
--------------------------------------------------------------------------------


The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.


For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.


If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.


20                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

The table below summarizes key features of the Merrill Lynch Select Pricing(SM) System.


                       Class A                         Class B                     Class C                     Class D
------------------------------------------------------------------------------------------------------------------------------------
Availability           Limited to certain            Generally available         Generally available         Generally available
                       investors including:          through Merrill Lynch.      through Merrill Lynch.      through Merrill Lynch.
                       o Current Class A             Limited availability        Limited availability        Limited availability
                         shareholders                through other               through other               through other
                       o Certain Retirement Plans    securities dealers.         securities dealers.         securities dealers.
                       o Participants in
                         certain Merrill Lynch-
                         sponsored programs
                       o Certain affiliates of
                         Merrill Lynch
------------------------------------------------------------------------------------------------------------------------------------
Initial Sales          Yes. Payable at time          No. Entire purchase         No. Entire purchase         Yes. Payable at time
Charge?                of purchase. Lower            price is invested in        price is invested in        of purchase. Lower
                       sales charges available       shares of the Fund.         shares of the Fund.         sales charges available
                       for larger investments.                                                               for larger investments.
--------------------------------------------------------------------------------------------------------------------------------
Deferred Sales         No. (May be charged           Yes. Payable if you         Yes. Payable if you         No. (May be charged
Charge?                for purchases over            redeem within four          redeem within one           or purchases over
                       $1 million that are           years of purchase.          years of purchase.          $1 million that are
                       redeemed within                                                                       redeemed within
                       one year.)                                                                            one year.)
--------------------------------------------------------------------------------------------------------------------------------
Account                No.                           0.25% Account               0.25% Account               0.25% Account
Maintenance and                                      Maintenance Fee             Maintenance Fee             Maintenance Fee
Distribution Fees?                                   0.75% Distribution          0.75% Distribution          No Distribution
                                                     Fee.                        Fee.                        Fee.
--------------------------------------------------------------------------------------------------------------------------------
Conversion to          No.                           Yes, automatically          No.                         No.
Class D shares?                                      after approximately
                                                     eight years.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           21

[ICON] Your Account

Right of Accumulation -- permits you to
pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill
Lynch mutual funds that offer Select
Pricing options.

Letter of Intent -- permits you to pay
the sales charge that would be
applicable if you add up all shares of
Merrill Lynch Select Pricing(SM) System
funds that you agree to buy within a 13
month period. Certain restrictions
apply.


Class A and Class D Shares -- Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.


                                                                     Dealer
                                                                  Compensation
                         As a % of              As a % of           as a % of
 Your Investment        Offering Price       Your Investment*     Offering Price
--------------------------------------------------------------------------------
Less than $25,000         5.25%                   5.54%              5.00%
--------------------------------------------------------------------------------
$25,000 but less
than $50,000              4.75%                   4.99%              4.50%
--------------------------------------------------------------------------------
$50,000 but less
than $100,000             4.00%                   4.17%              3.75%
--------------------------------------------------------------------------------
$100,000 but less
than $250,000             3.00%                   3.09%              2.75%
--------------------------------------------------------------------------------
$250,000 but less
than $1,000,000           2.00%                   2.04%              1.80%
--------------------------------------------------------------------------------
$1,000,000 and over**     0.00%                   0.00%              0.00%
--------------------------------------------------------------------------------
 * Rounded to the nearest one-hundredth percent.

** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:


      o Purchases under a Right of Accumulation or Letter of Intent

      o TMA(SM) Managed Trusts

      o Certain Merrill Lynch investment or central asset accounts

      o Certain employer-sponsored retirement or savings plans



22                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

      o Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

      o Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

      o Certain Merrill Lynch fee-based programs


Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares -- Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           23

[ICON] Your Account


Class B Shares

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:


Years Since Purchase                              Sales Charge*
--------------------------------------------------------------------------------
0 - 1                                                 4.00%
--------------------------------------------------------------------------------
1 - 2                                                 3.00%
--------------------------------------------------------------------------------
2 - 3                                                 2.00%
--------------------------------------------------------------------------------
3 - 4                                                 1.00%
--------------------------------------------------------------------------------
4 and thereafter                                      0.00%
--------------------------------------------------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:


      o Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old

      o Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts and certain retirement plan rollovers

      o Redemption in connection with participation in certain Merrill Lynch fee-based programs

      o Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held

      o Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established



24                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relative to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.


HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart on the following page summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           25

[ICON] Your Account



If You Want to       Your Choices                       Information Important for You to Know
------------------------------------------------------------------------------------------------------------------------------------
Buy Shares           First, select the share class      Refer to the Merrill Lynch Select Pricing table on page 21. Be sure to read
                     appropriate for you                this Prospectus carefully.
                     ---------------------------------------------------------------------------------------------------------------
                     Next, determine the amount of      The minimum initial investment for the Fund is $1,000 for all accounts
                     your investment                    except:
                                                          o $250 for certain Merrill Lynch fee-based programs
                                                          o $100 for retirement plans.
                                                        (The minimums for initial investments may be waived under certain circumstances.)
                     ---------------------------------------------------------------------------------------------------------------
                     Have your Merrill Lynch            The price of your shares is based on the next calculation of net asset value
                     Financial Consultant or            after your order is placed.
                     securities dealer submit           Any purchase orders placed prior to the close of business on the New York
                     your purchase order                Stock Exchange (generally 4:00 p.m Eastern time) will be priced at the net asset value determined that day.

                                                        Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a processing fee to confirm a purchase. This fee is currently $5.35.
                     ---------------------------------------------------------------------------------------------------------------
                     Or contact the Transfer            To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and
                     Agent                              request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this
                                                        Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
Add to Your          Purchase additional shares         The minimum investment for additional purchases is $50 for all accounts
Investment                                              except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums.

                                                        (The minimum for additional purchases may be waived under certain circumstances.)
                     ---------------------------------------------------------------------------------------------------------------
                     Acquire additional shares          All dividends are automatically reinvested without a sales charge.
                     through the automatic
                     dividend reinvestment plan
                     ---------------------------------------------------------------------------------------------------------------
                     Participate in the automatic       You may invest a specific amount on a periodic basis through certain
                     investment plan                    Merrill Lynch investment or central asset accounts.
------------------------------------------------------------------------------------------------------------------------------------
Transfer Shares      Transfer to a participating        You may transfer your Fund shares only to another securities dealer that
to Another           securities dealer                  has entered into an agreement with Merrill Lynch. Certain shareholder
Securities Dealer                                       services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer.
                                                        All future trading of these assets must be coordinated by the receiving firm.
                     ---------------------------------------------------------------------------------------------------------------
                     Transfer to a non-participating    You must either:
                     securities dealer                    o Transfer your shares to an account with the Transfer Agent; or
                                                          o Sell your shares, paying any applicable CDSC.
------------------------------------------------------------------------------------------------------------------------------------


26             MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.


If You Want to       Your Choices                       Information Important for You to Know
------------------------------------------------------------------------------------------------------------------------------------
Sell Your Shares     Have your Merrill Lynch            The price of your shares is based on the next calculation of net asset value
                     Financial Consultant or            after your order is placed. For your redemption request to be priced at the
                     securities dealer submit           net asset value on the day of your request, you must submit your request to
                     your sales order                   your dealer prior to that day's close of business on the New York Stock
                                                        Exchange (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Dealers must submit redemption requests to the Fund not more than thirty minutes after the close of business on the
                                                        New York Stock Exchange on the day the request was received.

                                                        Securities dealers, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer
                                                        Agent.

                                                        The Fund may reject an order to sell shares under certain circumstances.

                     ---------------------------------------------------------------------------------------------------------------
                     Sell through the Transfer Agent    You may sell shares held at the Transfer Agent by writing to the Transfer
                                                        Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances.
                                                        You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange and registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

                                                        If you hold share certificates, they must be delivered to the Transfer Agent before they can be converted. Check with the Transfer Agent or your Merrill
                                                        Lynch Financial Consultant for details.
------------------------------------------------------------------------------------------------------------------------------------
Sell Shares              Participate in the Fund's      You can choose to receive systematic payments from your Fund account either
Systematically           Systematic Withdrawal Plan     by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA(R),
                                                        CBA(R) or Retirement Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial
                                                        Consultant for details.
------------------------------------------------------------------------------------------------------------------------------------


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           27

[ICON] Your Account



If You Want to           Your Choices                  Information Important for You to Know
------------------------------------------------------------------------------------------------------------------------------------
Exchange Your Shares     Select the fund into which     You can exchange your shares of the Fund for shares of many other Merrill
                         you want to exchange. Be       Lynch mutual funds. You must have held the shares used in the exchange for
                         sure to read that fund's       at least 15 calendar days before you can exchange to another fund.
                         prospectus
                                                        Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares, you will exchange into Class D shares.

                                                        Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class
                                                        A or D shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.

                                                        Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
------------------------------------------------------------------------------------------------------------------------------------


28                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

Net Asset Value -- the market value of
the Fund's total assets after deducting
liabilities, divided by the number of
shares outstanding.


HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           29

[ICON] Your Account

Dividends -- Ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.


exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute at least annually any net investment income and any net realized long-term capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If your account is with Merrill Lynch and you would like to receive dividends in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends in cash, contact the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.


30            MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

"BUYING A DIVIDEND"

Unless your investment is in a tax
deferred account, you may want to avoid
buying shares shortly before the Fund
pays a dividend. The reason? If you buy
shares when a fund has realized but not
yet distributed ordinary income or
capital gains, you will pay the full
price for the shares and then receive a
portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, the Fund must withhold 31% of your dividends and proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           31

Management of the Fund [ICON]


MERRILL LYNCH ASSET MANAGEMENT
--------------------------------------------------------------------------------

Merrill Lynch Asset Management, the Fund's Manager, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Manager has the responsibility for making all investment decisions for the Fund. The Manager has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Manager may pay a fee for services it receives. The Fund pays the Manager a fee at the annual rate of 1.0% of the average daily net assets of the Fund.


Merrill Lynch Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 40 registered investment companies. Merrill Lynch Asset Management is part of the Asset Management Group of ML & Co. which had approximately $514 billion in investment company and other portfolio assets under management as of September 1999. This amount includes assets managed for Merrill Lynch affiliates.


A Note About Year 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told Fund management that they also expect to resolve the Year 2000 Problem, and Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests. This negative impact may be greater for companies in foreign markets, particularly emerging markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Fund invests have Year 2000 Problems, the Fund's returns could be adversely affected.


32                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report to shareholders, which is available upon request

                                                                               Class A
                                                     ---------------------------------------------------------------
                                                                      For the Year Ended June 30,
                                                     ---------------------------------------------------------------



Increase (Decrease) in
Net Asset Value:                                      1999+        1998+        1997+       1996+         1995
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 10.44     $  17.23     $  15.05     $  13.35     $  14.61
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          .18          .08          .36          .23          .24
--------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments
and foreign currency transactions--net                  1.32        (6.18)        2.21         1.71         (.40)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                        1.50        (6.10)        2.57         1.94         (.16)
--------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
  Investment income -- net                                --         (.12)        (.28)        (.24)        (.04)
  In excess of investment income -- net                   --         (.09)          --           --           --
  Realized gain on investments -- net                     --           --         (.11)          --         (.60)
  In excess of realized gain on
  investments -- net                                    (.06)        (.48)          --           --         (.46)
--------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                       (.06)        (.69)        (.39)        (.24)       (1.10)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 11.88     $  10.44     $  17.23     $  15.05     $  13.35
--------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
--------------------------------------------------------------------------------------------------------------------
Based on net asset value per share                     14.60%      (36.00)%      17.66%       14.82%       (1.67)%
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------------
Expenses                                                1.97%        1.63%        1.53%        1.54%        1.62%
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                         1.94%         .53%        2.32%        1.66%        1.56%
--------------------------------------------------------------------------------------------------------------------
Supplemental Data:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $83,115     $219,422     $471,790     $342,884     $350,081
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     84.92%       98.16%       86.68%       71.01%       63.37%
--------------------------------------------------------------------------------------------------------------------

                                                                                 Class B
                                                       -------------------------------------------------------------
                                                                       For the Year Ended June 30,
                                                       -------------------------------------------------------------
                                                                                                          For the
                                                                                                           Period
                                                                                                       July 1 1994++
Increase (Decrease) in                                                                                   to June 30,
Net Asset Value:                                        1999+        1998+       1997+         1996+         1995
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 10.28     $  17.04     $  14.90     $  13.24     $  14.54
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            .08         (.07)         .19          .09          .08
--------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments
and foreign currency transactions--net                    1.27        (6.08)        2.20         1.69         (.32)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                          1.35        (6.15)        2.39         1.78         (.24)
--------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
  Investment income -- net                                  --         (.07)        (.14)        (.12)          --
  In excess of investment income -- net                     --         (.06)          --           --           --
  Realized gain on investments -- net                       --           --         (.11)          --         (.60)
  In excess of realized gain on
  investments -- net                                      (.06)        (.48)          --           --         (.46)
--------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                         (.06)        (.61)        (.25)        (.12)       (1.06)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 11.57     $  10.28     $  17.04     $  14.90     $  13.24
--------------------------------------------------------------------------------------------------------------------
Total Investment Return:**
--------------------------------------------------------------------------------------------------------------------
Based on net asset value per share                       13.37%      (36.68)%      16.39%       13.63%       (2.22)%#
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------------
Expenses                                                  3.04%        2.67%        2.57%        2.56%        2.79%*
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            .91%        (.53)%       1.22%         .65%        1.01%*
--------------------------------------------------------------------------------------------------------------------
Supplemental Data:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $92,104     $164,929     $398,468     $302,183     $162,774
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       84.92%       98.16%       86.68%       71.01%       63.37%
--------------------------------------------------------------------------------------------------------------------


*     Annualized.
**    Total investment returns exclude the effects of sales loads.
+     Based on average shares outstanding.
++    Commencement of operations.
#     Aggregate total investment return.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.                           33

[ICON] Management of the Fund

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------


                                                                               Class C
                                                     ----------------------------------------------------------
                                                                                                   For the
                                                                                                    Period
                                                                    For the Year Ended              October
                                                                         June 30,                  21, 1994++
                                                     --------------------------------------------      to
Increase (Decrease) in                                                                              June 30,
Net Asset Value:                                      1999+       1998+       1997+       1996+       1995
-----------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 10.24     $ 16.99     $ 14.87     $ 13.22     $ 16.71
-----------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          .08        (.07)        .18         .09         .08
-----------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments
and foreign currency transactions--net                  1.27       (6.08)       2.20        1.70       (2.50)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                        1.35       (6.15)       2.38        1.79       (2.42)
-----------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
  Investment income -- net                                --        (.07)       (.15)       (.14)       (.01)
  In excess of investment income -- net                   --        (.05)         --          --          --
  Realized gain on investments -- net                     --          --        (.11)         --        (.60)
  In excess of realized gain on
  investments -- net                                    (.06)       (.48)         --          --        (.46)
-----------------------------------------------------------------------------------------------------------------
Total dividends and distributions                       (.06)       (.60)       (.26)       (.14)      (1.07)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 11.53     $ 10.24     $ 16.99     $ 14.87     $ 13.22
-----------------------------------------------------------------------------------------------------------------
Total Investment Return:**
-----------------------------------------------------------------------------------------------------------------
Based on net asset value per share                     13.42%     (36.69)%     16.37%      13.68%     (14.97)%#
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------
Expenses                                                3.04%       2.68%       2.58%       2.56%       2.96%*
-----------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          .90%       (.51)%      1.19%        .67%       1.32%*
-----------------------------------------------------------------------------------------------------------------
Supplemental Data:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $17,768     $32,339     $71,769     $46,983     $18,573
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     84.92%      98.16%      86.68%      71.01%      63.37%
-----------------------------------------------------------------------------------------------------------------

                                                                                Class D
                                                      ----------------------------------------------------------
                                                                                                     For the
                                                                                                      Period
                                                                    For the Year Ended                October
                                                                         June 30,                    21, 1994++
                                                       --------------------------------------------     to
Increase (Decrease) in                                                                                June 30,
Net Asset Value:                                       1999+       1998+       1997+       1996+       1995
----------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 10.41     $ 17.19     $ 15.02     $ 13.33     $ 16.77
----------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           .16         .04         .32         .21         .13
----------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investments
and foreign currency transactions--net                   1.30       (6.15)       2.20        1.69       (2.48)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                         1.46       (6.11)       2.52        1.90       (2.35)
----------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
  Investment income -- net                                 --        (.11)       (.24)       (.21)       (.03)
  In excess of investment income -- net                    --        (.08)         --          --          --
  Realized gain on investments -- net                      --          --        (.11)         --        (.60)
  In excess of realized gain on
  investments -- net                                     (.06)       (.48)         --          --        (.46)
----------------------------------------------------------------------------------------------------------------
Total dividends and distributions                        (.06)       (.67)       (.35)       (.21)      (1.09)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 11.81     $ 10.41     $ 17.19     $ 15.02     $ 13.33
----------------------------------------------------------------------------------------------------------------
Total Investment Return:**
----------------------------------------------------------------------------------------------------------------
Based on net asset value per share                      14.26%     (36.13)%     17.30%      14.55%     (14.49)%#
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
----------------------------------------------------------------------------------------------------------------
Expenses                                                 2.20%       1.88%       1.78%       1.76%       2.19%*
----------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          1.74%        .28%       2.06%       1.48%       2.10%*
----------------------------------------------------------------------------------------------------------------
Supplemental Data:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $19,648     $31,686     $73,686     $57,821     $21,899
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                      84.92%      98.16%      86.68%      71.01%      63.37%
----------------------------------------------------------------------------------------------------------------


*     Annualized.
**    Total investment returns exclude the effects of sales loads.
+     Based on average shares outstanding.
++    Commencement of operations.
#     Aggregate total investment return.


34                           MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

                         -----------------------------
                                   POTENTIAL
                                   INVESTORS

                         Open an account (two options)
                         -----------------------------

             1                                                 2
-----------------------------                  ---------------------------------
        MERRILL LYNCH                                    TRANSFER AGENT
     FINANCIAL CONSULTANT
     OR SECURITIES DEALER                        Financial Data Services, Inc.
                                                         P.O. Box 45289
   Advises shareholders on                      Jacksonville, Florida 32232-5289
    their Fund investments.
-----------------------------                        Performs recordkeeping
                                                     and reporting services.
                                               ---------------------------------



                 -----------------------------------------------
                                   Distributor

                        Merrill Lynch Funds Distributor,
                 a division of Princeton Funds Distributor, Inc.
                                  P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                      Arranges for the sale of Fund shares.
                 -----------------------------------------------

------------------------------                    ------------------------------
          COUNSEL                                            CUSTODIAN

      Brown & Wood LLP                             Brown Brothers Harriman & Co.
   One World Trade Center                                 40 Water Street
New York, New York 10048-0557                       Boston, Massachusetts 02109

   Provides legal advice                              Holds the Fund's assets
        to the Fund.                                      for safekeeping.
------------------------------                    ------------------------------


                             ----------------------
                                    THE FUND

                             The Board of Directors
                                oversees the Fund.
                             ----------------------




---------------------------------           ------------------------------------
      INDEPENDENT AUDITORS                                MANAGER

      Deloitte & Touche LLP                 Merrill Lynch Asset Management, L.P.
        117 Campus Drive
Princeton, New Jersey 08540-6400                   ADMINISTRATIVE OFFICES
                                                   800 Scudders Mill Road
      Audits the financial                      Plainsboro, New Jersey 08536
    statements of the Fund on
  behalf of the shareholders.                         MAILING ADDRESS
---------------------------------                      P.O. Box 9011
                                              Princeton, New Jersey 08543-9011

                                                     TELEPHONE NUMBER
                                                      1-800-MER-FUND

                                                    Manages the Fund's
                                                  day-to-day activities.
                                            ------------------------------------


               MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

For More Information [ICON]


Shareholder Reports

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc. P.O. Box 45289 Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund, at the telephone number or address indicated above, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-5723
Code #10893-10-99
(c) Merrill Lynch Asset Management, L.P.

                                                            [LOGO] Merrill Lynch

                                   Prospectus

                                         Merrill Lynch Developing
                                        Capital Markets Fund, Inc.


                                                  October 29, 1999


                       STATEMENT OF ADDITIONAL INFORMATION


               Merrill Lynch Developing Capital Markets Fund, Inc.

   P.O. Box 9011, Princeton, New Jersey 08543-9011 o Phone No. (609) 282-2800

      Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that seeks long term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. Merrill Lynch Asset Management, L.P., the investment adviser of the Fund ("MLAM" or the "Manager"), considers all countries other than Japan, the United Kingdom, the United States and Germany to be countries having smaller capital markets. The Fund considers an issuer to be located in a country having a smaller capital market if at least 50% of the issuer's assets, gross revenues or profits in any one of the last two years represents assets or activities located in such countries. There can be no assurance that the Fund's investment objective will be achieved. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

      Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                              -------------------


      This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated October 29, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) MER-FUND or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report or the Prospectus at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.


                              -------------------

                    Merrill Lynch Asset Management -- Manager
                 Merrill Lynch Funds Distributor -- Distributor


    The date of this Statement of Additional Information is October 29, 1999.


                              -------------------

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Investment Objective and Policies ........................................     2
Description of Certain Investments .......................................     2
  European Economic and Monetary Union ...................................     5
  Derivatives ............................................................     6
  Other Investment Policies and Practices ................................    11
  Investment Restrictions ................................................    11
  Portfolio Turnover .....................................................    14
Management of the Fund ...................................................    14
  Directors and Officers .................................................    14
  Compensation of Directors ..............................................    15
  Management and Advisory Arrangements ...................................    16
  Code of Ethics .........................................................    17
Purchase of Shares .......................................................    17
  Initial Sales Charge Alternatives-- Class A and Class D Shares .........    18
  Deferred Sales Charge Alternatives -- Class B and Class C Shares .......    22
  Distribution Plans .....................................................    25
  Limitations on the Payment of Deferred Sales Charges ...................    26
Redemption of Shares .....................................................    27
  Redemption .............................................................    27
  Repurchase .............................................................    28
  Reinstatement Privilege-- Class A and Class D Shares ...................    28
Pricing of Shares ........................................................    29
  Determination of Net Asset Value .......................................    29
  Computation of Offering Price Per Share ................................    30
Portfolio Transactions and Brokerage .....................................    30
Shareholder Services .....................................................    32
  Investment Account .....................................................    32
  Exchange Privilege .....................................................    32
  Fee-Based Programs .....................................................    34
  Retirement and Education Savings Plans .................................    35
  Automatic Investment Plans .............................................    35
  Automatic Dividend Reinvestment Plan ...................................    35
  Systematic Withdrawal Plan .............................................    35
Dividends and Taxes ......................................................    36
  Dividends ..............................................................    36
  Taxes ..................................................................    37
  Tax Treatment of Options, Futures and Forward Foreign
  Exchange Transactions ..................................................    39
  Special Rules for Certain Foreign Currency Transactions ................    39
Performance Data .........................................................    40
General Information ......................................................    42
  Description of Shares ..................................................    42
  Independent Auditors ...................................................    43
  Custodian ..............................................................    43
  Transfer Agent .........................................................    43
  Legal Counsel ..........................................................    43
  Reports to Shareholders ................................................    43
  Shareholder Inquiries ..................................................    43
  Additional Information .................................................    43
Financial Statements .....................................................    44

                        INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund is to seek long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. Under normal circumstances Fund management tries to do this by investing at least 65% of the Fund's assets in the equity securities of countries having smaller capital markets. The Fund may, however, for defensive purposes, or to provide for redemptions or in anticipation of investment in countries having smaller capital markets, hold cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities, including money market securities. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. There can be no assurance that the investment objective of the Fund will be realized. The investment objective of the Fund described in the first sentence of this paragraph is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.


The Fund considers "smaller capital markets" to be all markets other than the four largest (by equity market capitalization). This currently precludes the Fund from investing in companies in Japan, the United Kingdom, the United States and Germany (except for short-term cash positions). As of December 31, 1998, these countries' equity market capitalizations totalled approximately 72.66% of the world's equity market capitalization. The Fund considers an issuer to be located in a country having a smaller capital market if at least 50% of the issuer's assets, gross revenues or profits in any one of the last two years represents assets or activities located in such countries. The Fund can also buy fixed income securities of companies and governments in these countries. The Fund normally invests in at least three countries at any given time. Fund management anticipates that under most circumstances the Fund will have substantial investments in emerging markets. The Fund can invest in securities denominated in either U.S. dollars or foreign currencies. Fund management anticipates that under most circumstances the Fund's investments will primarily be denominated in foreign currencies.

      Fund management believes that investment opportunities may result from an evolving long term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having smaller capital markets. Local or international political, economic or financial developments that could benefit the capital markets of such countries can increase the effect of this trend. Certain such countries, particularly so-called "emerging" countries which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature smaller capital markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.


      Fund management chooses securities using a combination of "top down" and "bottom up" investment styles. "Top down" means that the Fund seeks to allocate its investments to markets that Fund management believes have the potential to outperform other markets due to economic factors, such as government fiscal policies and the direction of interest rate and currency movements. "Bottom up" means that the Fund also selects investments based on Fund management's assessment of the earning prospects of individual companies. When choosing debt securities, Fund management considers various factors including the operating history, financial resources and credit quality of issuers, and yield analysis.

      When assessing individual companies, Fund management seeks to identify companies engaged in businesses with attractive earning prospects, sound management and a record of maximizing returns on shareholder equity. Fund management then further considers which of the companies meeting its criteria would be most likely to benefit from the economic circumstances anticipated by Fund management. However, because of the general illiquidity of smaller capital markets, the Fund may limit its investments to a relatively small number of large, actively-traded companies.

      The Fund also may invest in debt securities of issuers in countries having smaller capital markets, including high yield or junk bonds. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Fund management considers to be of comparable quality.

      The Fund also may invest in securities subject to repurchase agreements with banks or securities firms if the underlying securities are those which otherwise qualify for investment by the Fund and if, as a result thereof, not more than 15% of its total assets would be invested in illiquid securities, including repurchase agreements maturing in more than seven days.


Description of Certain Investments

      When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

      There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

      Standby Commitment Agreements. The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

      There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

      The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


      Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.


      Sovereign Debt. Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International

Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

      Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies available to a Fund and there can be no assurance a Fund will be able to collect on defaulted sovereign debt in whole or in part.

      Junk Bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

      Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

      The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

      Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

      Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

      Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

      Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

      The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

      Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

      The Fund may invest in securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

      144A Securities. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund's Board. The Board of Directors has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

      Investment in Other Investment Companies. The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the Investment Company Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.


European Economic and Monetary Union


      For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). EMU established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants as of January 1, 1999. Certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and are listed, traded and make dividend and other payments only in euros.

      No assurance can be given that EMU will take full effect, that all the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversions may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

Derivatives

      The Fund may use instruments referred to as "Derivatives." Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) a currency or an index (a measure of value or rates, such as the Standard & Poor's 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.


Hedging. The Fund may use Derivatives for hedging purposes. Hedging is a strategy in which a Derivative is used to offset the risk that other Fund holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

      The Fund may use Derivative instruments and trading strategies including the following:

      Indexed Securities. The Fund may invest in securities the potential return of which is based on an "index." As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. Indexed securities involve credit risk, and certain indexed securities may involve leverage risk and liquidity risk. The Fund may invest in indexed securities for hedging purposes only. When used for hedging purposes, indexed securities involve correlation risk


Options on Securities and Securities Indices

      Purchasing Put Options. The Fund may purchase put options on securities held in its portfolio or securities or interest rate indices which are correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an upfront payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk.

      Purchasing Call Options. The Fund may also purchase call options on securities it intends to purchase or securities or interest rate indices, which are correlated with the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

      The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

      Writing Call Options. The Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

      Writing Put Options. The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options -- for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread"). Writing a put option may involve substantial leverage risk.

      The Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

      Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Derivatives" below. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

      The Fund may write put options on underlying securities exceeding 50% of its net assets, taken at market value. The Fund will not purchase options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

      Types of Options. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitation on the Use of OTC Derivatives" below.

Futures

      The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

      The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

      The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

      The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions

      The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

      Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

      Currency Futures. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures". Currency futures involve substantial currency risk, and also involve leverage risk.

      Currency Options. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

      Limitations on Currency Hedging. The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

      Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decreases its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

      It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging.

Risk Factors in Derivatives

      Derivatives are volatile and involve significant risks, including:

      Credit Risk -- the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to the Fund.

      Currency Risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      Leverage Risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

      Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

      The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

      Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

      Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

      Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Other Investment Policies and Practices


      Repurchase Agreements; Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements may be entered into only with financial institutions which
(i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement or a puchase and sale contract, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. The price at which the trades are conducted do not reflect accrued interest on the underlying obligation. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days together with all other illiquid investments.


      Lending of Portfolio Securities. The Fund may lend securities with a value not exceeding 10% of its total assets. In return, the Fund receives collateral in an amount equal to at least 100% of the current market value of the loaned securities in cash or securities issued or guaranteed by the U.S. Government. The Fund receives securities as collateral for the loaned securities and the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for the loaned securities, which increases the Fund's yield. The Fund may receive a flat fee for its loans. The loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.


      Suitability. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Because of its emphasis on technology related securities, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in securities of issuers in countries having smaller capital markets, including the risk of loss of principal.


Investment Restrictions

      The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

            1. Invest more than 25% of its assets, taken at market value at the time of purchase, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

            2. Make investments for the purpose of exercising control or management.

            3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

            4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

            5. Issue senior securities to the extent such issuance would violate applicable law.

            6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

            7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

            8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      In addition, the Fund has adopted non-fundamental investment restrictions that may be changed by the Board of Directors without a vote of the Fund's shareholders. Under the non-fundamental investment restrictions, theFund may not:

            a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

            b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

            c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which can not otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

            d. Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowings exceed 5% of its total assets.

      The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities.Therefore, theFund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 10% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by theCommission staff of its position.

      Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with theManager, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

      Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments are limited, however, in order to allow the Fund to qualify as a "regulated investment company" under the Code. See "Dividends and Taxes -- Taxes." To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Portfolio Turnover

      The Manager will effect portfolio transactions without regard to the time the securities have been held, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, financial or economic conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions and the Fund's portfolio turnover rate may vary greatly from year to year or during periods within a year. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. Technology related securities historically have been very volatile and therefore usually have a higher rate of portfolio turnover. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends. High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

                             MANAGEMENT OF THE FUND

Directors and Officers


      The Directors of the Fund consist of seven individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.



      TERRY K. GLENN (59) -- President and Director(1)(2) -- Executive Vice President of the Manager and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1983; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Administrators, L.P. since 1988.


      DONALD CECIL (72) -- Director(2)(3) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

      EDWARD H. MEYER (72) -- Director(2)(3) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Harman International Industries, Inc. and Ethan Allen Interiors, Inc.

      CHARLES C. REILLY (68) -- Director(2)(3) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.

      RICHARD R. WEST (61) -- Director(2)(3) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company), Vornado Operating Company, Inc. and Alexander's, Inc. (real estate company).

      ARTHUR ZEIKEL (67) -- Director(1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Manager and FAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.

      EDWARD D. ZINBARG (64) -- Director(2)(3) -- 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

      ROBERT C. DOLL (45) -- Senior Vice President(1)(2) -- Senior Vice President of the Manager and FAM since 1999; Senior Vice President of Princeton Services since 1999; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.


      A. GRACE PINEDA (42) -- Senior Vice President and Portfolio Manager(1)(2) -- First Vice President of the Manager since 1997; Vice President of the Manager from 1989 to 1997 and Senior Portfolio Manager thereof since 1989.

      DONALD C. BURKE (38)--Vice President and Treasurer(1)(2)--800 Scudders Mill Road, Plainsboro, New Jersey 08536. Senior Vice President and Treasurer of the Adviser and MLAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of the Distributor since 1999; First Vice President of the Adviser and MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997.


      SUSAN B. BAKER (42) -- Secretary(1)(2) -- Director of the Manager since 1999; Vice President of the Manager from 1993 to 1999; attorney associated with the Manager since 1987.
----------
(1) Interested person, as defined in the Investment Company Act, of the Program.
(2) The Directors and officers of the Program are Directors and officers of certain other investment companies for which the Adviser or MLAM acts as investment adviser.
(3) Member of the Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.



      As of October 1, 1999, the Directors and officers of the Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director of the Fund, Mr. Glenn, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.


Compensation of Directors

      The Fund pays each non-interested Director a fee of $3,500 per year plus $500 per Board meeting attended. The Fund also compensates each member of the Audit and Nominating Committee (the "Committee"), which consists of the non-interested Directors at a rate of $500 per Committee meeting attended. The Fund pays the Chairman of the Committee an additional fee of $250 per Committee meeting attended. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

      The following table shows the compensation earned by the non-interested Directors for the fiscal year ended June 30, 1999 and the aggregate compensation paid to them from all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM-advised funds"), for the calendar year ended December 31, 1998.

                                                                                                Aggregate
                                                          Pension or          Estimated     Compensation from
                                                      Retirement Benefits       Annual        Fund and Other
                       Position with   Compensation   Accrued as Part of    Benefits upon        MLAM/FAM-
Name                       Fund         From Fund        Fund Expense         Retirement     Advised Funds(1)
----                   -------------   ------------   ---------- ---------  -------------   -----------------
Donald Cecil ..........  Director         $8,500             None                 None          $277,808
Roland M. Machold .....  Director         $4,833             None                 None          $ 39,208(2)
Edward H. Meyer .......  Director         $7,000             None                 None          $214,558
Charles C. Reilly .....  Director         $7,500             None                 None          $362,858
Richard R. West .......  Director         $7,500             None                 None          $346,125
Edward D. Zinbarg .....  Director         $7,500             None                 None          $133,959

----------

(1)   The Directors serve on the boards of MLAM/FAM-advised funds as follows:
      Mr. Cecil (34 registered investment companies consisting of 34 portfolios); Mr. Machold (19 registered investment companies consisting of 19 portfolios); Mr. Meyer (34 registered investment companies consisting of 34 portfolios); Mr. Reilly (59 registered investment companies consisting of 72 portfolios); Mr. West (61 registered investment companies consisting of 85 portfolios); and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).
(2) Mr. Machold was elected a Director of the Fund and director or trustee of certain other MLAM/FAM-advised funds on October 20, 1998. Mr. Machold resigned all such positions on August 20, 1999.

      Directors of the Fund may purchase Class A shares of the Fund at net asset value. See "Purchase of Shares--Initial Sales Charge Alternatives -- Class A and Class D Shares -- Reduced Initial Sales Charges -- Purchase Privilege of Certain Persons."

Management and Advisory Arrangements

      Management Services. The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Directors, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

      Management Fee. The Fund has entered into an investment advisory agreement with the Manager (the "Management Agreement"), pursuant to which the Manager receives for its services to the Fund monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund. The table below sets forth information about the total management fees paid by the Fund to the Manager for the periods indicated.


                                                        Management
                     Fiscal Year Ended June 30,             Fee
                     --------------------------         ----------
            1999 ..................................     $2,512,044
            1998 ..................................     $7,818,489
            1997 ..................................     $8,154,217


The Manager has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Manager with respect to the Fund. For the fiscal years ended June 30, 1999, 1998 and 1997, the Manager paid no fees to MLAM U.K. pursuant to this agreement.

      Payment of Fund Expenses. The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor"); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; SEC fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of non-interested Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. The Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares -- Distribution Plans."

      Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      The following entities may be considered "controlling persons" of MLAM
U.K.: Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

      Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will continue in effect for a period of two years from the date of execution and will remain in effect from year to year if approved annually (a) by the Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.

      Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

      Distribution Expenses. The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

      The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

      The Codes require that all employees of the Manager pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

      Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

      The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

      Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

      The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by the Manager or FAM. Funds advised by the Manager or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "Select Pricing Funds."


      The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.


Initial Sales Charge Alternatives -- Class A and Class D Shares

      Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

      The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

      Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Certain employee-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

Class A and Class D Sales Charge Information


                                               Class A Shares
            --------------------------------------------------------------------------------------
            For the Fiscal Year   Gross Sales   Sales Charges   Sales Charges   CDSCs Received on
                   Ended            Charges      Retained By        Paid To       Redemption of
                 June 30,          Collected     Distributor    Merrill Lynch   Load-Waived Shares
            -------------------   -----------   -------------   -------------   ------------------
                   1999             $ 17,801        $1,117         $ 16,684          $30,000
                   1998             $ 72,619        $5,269         $ 67,350          $     0
                   1997             $139,059        $8,940         $130,119          $     0

                                               Class D Shares
            --------------------------------------------------------------------------------------
            For the Fiscal Year   Gross Sales   Sales Charges   Sales Charges   CDSCs Received on
                   Ended            Charges      Retained By        Paid To       Redemption of
                 June 30,          Collected     Distributor    Merrill Lynch   Load-Waived Shares
            -------------------   -----------   -------------   -------------   ------------------
                   1999             $ 33,205        $ 2,167        $ 31,038          $     0
                   1998             $122,480        $ 8,796        $113,684          $     0
                   1997             $302,358        $22,866        $279,492          $     0


      The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

      Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

      Reinvested Dividends. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

      Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

      Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

      The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

      TMA(SM) Managed Trusts. Class A shares are offered at net asset value to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

      Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

      Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill
Lynch Business Financial Services at (800) 237-7777.

      Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

      Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

      Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

      Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

      Closed-End Fund Investment Option. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

      Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

      Acquisition of Certain Investment Companies. Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Deferred Sales Charge Alternatives -- Class B and Class C Shares

      Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

      Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

      The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

Contingent Deferred Sales Charges -- Class B Shares

      Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

      The following table sets forth the Class B CDSC:

                                                         CDSC as a Percentage
                                                           of Dollar Amount
                  Year Since Purchase Payment Made         Subject to Charge
                  -------------------------------          ----------------
                  0-1 ..................................        4.0%
                  1-2 ..................................        3.0%
                  2-3 ..................................        2.0%
                  3-4 ..................................        1.0%
                  4 and thereafter .....................        None

      To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

      The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived on redemptions of shares by certain eligible 401(a) and 401(k) plans. The CDSC may also be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may be waived for any Class B shares that were acquired and held at the time of the redemption in an Employee Access(SM) Account available through employers providing eligible 401(k) plans. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC may also be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Fee Based Programs" and "-- Systematic Withdrawal Plan."

      Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

      Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

      In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

      In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

      Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

      Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges -- Class C Shares

      Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plans. See "Shareholder Services -- Systematic Withdrawal Plan." The Class C CDSC of the Fund and certain other MLAM-advised mutual funds may be waived with respect to Class C shares purchased by an investor with the net proceeds of a tender offer made by certain MLAM-advised closed end funds, including Merrill Lynch Senior Floating Rate Fund II, Inc. Such waiver is subject to the requirement that the tendered shares shall have been held by the investor for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed end fund.

Class B and Class C Sales Charge Information

                                     Class B Shares*
                  ----------------------------------------------------
                  For the Fiscal Year   CDSCs Received   CDSCs Paid to
                    Ended June 30,      by Distributor   Merrill Lynch
                  -------------------   --------------   -------------
                         1999              $447,441          $447,441
                         1998              $946,237          $946,237
                         1997              $714,967          $714,967
----------
* Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

                                     Class C Shares
                  ----------------------------------------------------
                  For the Fiscal Year   CDSCs Received   CDSCs Paid to
                    Ended June 30,      by Distributor   Merrill Lynch
                  -------------------   --------------   -------------
                         1999               $ 7,544          $ 7,544
                         1998               $37,127          $37,127
                         1997               $20,007          $20,007

      Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

Distribution Plans

      Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

      The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pay the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

      The Distribution Plans for Class B and Class C shares each provides that the Fund also pay the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

      The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

      Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.


      As of December 31, 1998, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded the fully allocated accrual revenues by approximately $1,759,000 (1.88% of Class B net assets at that date). As of June 30, 1999, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $8,498,209 (9.22% of Class B net assets at that date). As of December 31, 1998, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated accrual revenues by approximately $427,000 (2.33% of Class C net assets at that date). As of June 30, 1999, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $1,174,339 (6.61% of Class C net assets at that date).

      For the fiscal year ended June 30, 1999, the Fund paid the Distributor $1,023,333 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $102.3 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended June 30, 1999, the Fund paid the Distributor $200,590 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $20.1 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended June 30, 1999, the Fund paid the Distributor $49,691 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $20.0 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.


Limitations on the Payment of Deferred Sales Charges

      The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

      The following table sets forth comparative information as of June 30, 1999 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.

                                                                      Data Calculated as of June 30, 1999
                                       ---------------------------------------------------------------------------------------------
                                                                                (in thousands)
                                                                                                                           Annual
                                                                                                                        Distribution
                                                                     Allowable                  Amounts                    Fee at
                                       Eligible      Allowable      Interest on  Maximum      Previously     Aggregate   Current Net
                                        Gross        Aggregate         Unpaid     Amount       Paid to        Unpaid        Asset
                                       Sales(1)   Sales Charges(2)   Balance(3)  Payable    Distributor(4)    Balance     Level(5)
                                       --------   ----------------  -----------  -------    --------------   ---------  ------------
Class B Shares for the period
  July 1, 1994 (commencement of
  operations) to June 30, 1999
Under NASD Rule as Adopted .........   $332,855       $20,636          $5,188    $25,824        $11,337       $14,487       $691
Under Distributor's Voluntary Waiver   $332,855       $20,636          $1,832    $22,468        $11,137       $11,331       $691

Class C Shares, for the period
  October 21, 1994 (commencement of
  operations) to June 30, 1999
Under NASD Rule as Adopted .........    $83,942       $ 5,129          $1,468     $6,597        $ 1,368       $ 5,229       $133

----------
(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Includes amounts attributable to exchanges from Summit Cash Reserves Fund ("Summit") which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund"). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4) Consists of CDSC payments, distribution fee payments and accruals. See "What are the Fund's fees and expenses?" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA(SM)) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                              REDEMPTION OF SHARES

      Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

      The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

      The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

      The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

Redemption

      A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signatures on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent's register;
(ii) all checks must be mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.


      At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will not usually exceed 10 days.

Repurchase

      The Fund also will repurchase Fund shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

      The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

Reinstatement Privilege -- Class A and Class D Shares

      Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                                PRICING OF SHARES

Determination of Net Asset Value

      Reference is made to "How Shares are Priced" in the Prospectus.

      The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor are accrued daily.

      The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

      Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are stated at fair value as determined in good faith by or under the direction of the Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors.

      Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value.

Computation of Offering Price Per Share

      An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on June 30, 1999 is set forth below.


                                             Class A       Class B       Class C       Class D
                                           -----------   -----------   -----------   -----------
Net Assets .............................   $83,114,734   $92,104,098   $17,768,346   $19,647,758
                                           -----------   -----------   -----------   -----------
Number of Shares Outstanding ...........     6,997,528     7,957,431     1,540,963     1,663,022
                                           -----------   -----------   -----------   -----------
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding) .........................   $     11.88   $     11.57   $     11.53   $     11.81
Sales Charge (for Class A and Class D
  shares: 5.25% of offering price; 5.54%
  of net asset value per share)* .......          0.66            **            **          0.65
                                           -----------   -----------   -----------   -----------
Offering Price .........................   $     12.54   $     11.57   $     11.53   $     12.46
                                           -----------   -----------   -----------   -----------


----------
** Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares --Deferred Sales Charges Alternatives -- Class B and Class C Shares" herein.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


      Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.


      Subject to obtaining the best net results, brokers who provide supplemental investment research services to the Manager may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Manager the Fund will benefit from supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Manager exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.


      The Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

      Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Fund's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in United States dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain United States dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

      Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:


                                         Aggregate Brokerage    Commissions Paid
            Fiscal Year Ended June 30,     Commissions Paid     to Merrill Lynch
            -------------------------    -------------------    ----------------
      1999 ...........................       $1,800,225            $290,563

      1998 ...........................       $5,604,055            $341,717

      1997 ...........................       $5,196,036            $413,827

      For the fiscal year ended June 30, 1999, the brokerage commissions paid to Merrill Lynch represented 16.14% of the aggregate brokerage commissions paid and involved 19.60% of the Fund's dollar amount of transactions involving payment of brokerage commissions.


      The Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See "Investment Objective and Policies -- Investment Restrictions."

      Section 11(a) of the Exchange Act generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

      The Board of Directors of the Fund has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund to the Manager. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

      Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Manager or an affiliate acts as manager transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

      The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

Investment Account

      Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

      Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

      Shareholders may transfer their Fund shares from Merrill Lynch to another securities dealer that has entered into a selected dealer agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

      Shareholders considering transferring a tax-deferred retirement account, such as an individual retirement account, from Merrill Lynch to another securities dealer should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

Exchange Privilege

      U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

      Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

      Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit, ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

      Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

      Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any

Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

      Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

      Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

      Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

      Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND (1-(800)-637-3863).

Retirement and Education Savings Plans

      Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch may charge an initial establishment fee and an annual fee for each account. Information with respect to these plans is available on request from Merrill Lynch.

      Capital gains and ordinary income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Different tax rules apply to RothIRA plans and education savings plans. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

      A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. Alternatively, an investor that maintains a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 ($1 for retirement accounts) or more through the CMA(R) or CBA(R) Automated Investment Program.

Automatic Dividend Reinvestment Plan

      Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

      Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder's bank account.

Systematic Withdrawal Plan

      A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

      At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

      With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Consultant.

      Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

      Alternatively, a shareholder whose shares are held within a CMA(R) or CBA(R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

                               DIVIDENDS AND TAXES

Dividends

      The Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

      See "Shareholder Services -- Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. A shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class D shares will be lower than the per share dividends on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Pricing of Shares -- Determination of Net Asset Value."

Taxes

      The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

      Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends as well as any amount of capital gain dividends in the different categories of capital gain referred to above.

      Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

      Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

      Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

      Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and if more than 50% in the value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.


      No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

      If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

      A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.


      The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield bonds"), as previously described. Some of these high yield bonds may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes, in such case. If the issuer of such high yield securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.


      The Fund may invest up to 10% of it total assets in securities of closed-end investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under recent legislation the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions

      The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non- equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to
Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

      A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

      Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

Special Rules for Certain Foreign Currency Transactions

      In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures, or forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

      Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

      The Treasury Department has authority to issue regulations concerning the recharacterization of principal and interest payments with respect to debt obligations issued in hyperinflationary currencies, which may include the currencies of certain countries in which the Fund intends to invest. No such regulations have been issued to date.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

      Ordinary income and capital gain dividends may also be subject to state and local taxes.

      Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

      Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

      From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

      Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

      The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales loads in the case of Class A and Class D shares, the performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

      Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.


                                                  Class A Shares                          Class B Shares
                                      -------------------------------------   -------------------------------------
                                         Expressed as     Redeemable Value       Expressed as      Redeemable Value
                                         a percentage     of a hypothetical      a percentage     of a hypothetical
                                          based on a      $1,000 investment       based on a      $1,000 investment
                                         hypothetical       at the end of        hypothetical       at the end of
Period                                $1,000 investment      the period       $1,000 investment       the period
------                                -----------------   -----------------   -----------------   -----------------

                                                      Average Annual Total Return
                                              (including maximum applicable sales charges)
One Year Ended June 30, 1999 .........       8.59%             $1,085.90               9.37%            $1,093.70
Five Years Ended June 30, 1999 .......      (1.59)%            $  923.10                 --                    --
Inception (September 1, 1989) to
  June 30, 1999 ......................       5.60%             $1,708.80                 --                    --
Inception (July 1, 1994) to
  June 30, 1999 ......................        --                  --                  (1.48)%           $  928.30

                                                         Annual Total Return
                                              (excluding maximum applicable sales charges)

Year Ended June 30,
   1999 ..............................      14.60%             $1,146.00              13.37%            $1,133.70
   1998 ..............................     (36.00)%            $  640.00             (36.68)%           $  633.20
   1997 ..............................      17.66%             $1,176.60              16.39%            $1,163.90
   1996 ..............................      14.82%             $1,148.20              13.63%            $1,136.30
   1995 ..............................      (1.67)%            $  983.30                 --                   --
   1994 ..............................      28.73%             $1,287.30                 --                   --
   1993 ..............................       5.17%             $1,051.70                 --                   --
   1992 ..............................      17.02%             $1,170.20                 --                   --
   1991 ..............................      (4.45)%            $  955.50                 --                   --
Inception (July 1, 1994) to
  June 30, 1995 ......................         --                     --              (2.22)%           $  977.80
Inception (September 1, 1989) to
  June 30, 1990 ......................      22.29%             $1,222.90                --                    --

                                                         Aggregate Total Return
                                              (including maximum applicable sales charges)

Inception (September 1, 1989) to
  June 30, 1999 ......................      70.88%             $1,708.80                --                    --
Inception (July 1, 1994) to
  June 30, 1999 ......................        --                    --                (7.17)%             $928.30

                                                  Class C Shares                          Class D Shares
                                      -------------------------------------   -------------------------------------
                                         Expressed as     Redeemable Value       Expressed as      Redeemable Value
                                         a percentage     of a hypothetical      a percentage     of a hypothetical
                                          based on a      $1,000 investment       based on a      $1,000 investment
                                         hypothetical       at the end of        hypothetical       at the end of
Period                                $1,000 investment      the period       $1,000 investment       the period
------                                -----------------   -----------------   -----------------   -----------------

                                                         Annual Total Return
                                              (including maximum applicable sales charges)
One Year Ended June 30, 1999 .........      12.42%             $1,124.20               8.26%            $1,082.60
Inception (October 21, 1994) to
  June 30, 1999 ......................      (4.45)%            $  807.80              (4.79)%           $  794.40

                                                      Average Annual Total Return
                                              (excluding maximum applicable sales charges)

Year Ended June 30,
   1999 ..............................      13.42%             $1,134.20              14.26%            $1,142.60
   1998 ..............................     (36.69)%            $  633.10             (36.13)%           $  638.70
   1997 ..............................      16.37%             $1,163.70              17.30%            $1,173.00
   1996 ..............................      13.68%             $1,136.80              14.55%            $1,145.50
Inception (October 21, 1994) to
  June 30, 1995 ......................     (14.97)%            $  850.30             (14.49)%           $  855.10

                                                         Aggregate Total Return
                                              (including maximum applicable sales charges)

Inception (October 21, 1994) to
  June 30, 1999 ......................     (19.22)%            $  807.80             (20.56)%           $  794.40

      In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares," the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

      On occasion, the Fund may compare its performance to various indices including the Standard & Poor's 500 Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

      Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                               GENERAL INFORMATION

Description of Shares

      The Fund was incorporated under Maryland law on April 14, 1989. At the date of this Statement of Additional Information, it has an authorized capital of 400,000,000 shares of Common Stock, par value of $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

      Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 10% of the outstanding shares of the Fund. Voting rights for Directors are not cumulative. Shares issued are fully paid and nonassessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case. Shareholders may, in accordance with Maryland law, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors at the request of 25% of the outstanding shares of the Fund. A Director may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors.

      The Manager provided the initial capital for the Fund by purchasing 10,000 shares for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The proceeds realized by the Manager upon the redemption of any of the shares initially purchased by it will be reduced by the proportionate amount of the unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased.

Independent Auditors

      Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540 has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Custodian

      Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts, 02119, acts as the custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized, among other things, to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside of the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

Transfer Agent

      Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares -- Through the Transfer Agent" in the Prospectus.

Legal Counsel

      Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

Reports to Shareholders

      The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

Shareholder Inquiries

      Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

      The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

      Under a separate agreement, ML & Co. has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.


      To the knowledge of the Fund, no person or entity owned beneficially 5% or more of a class of the Fund's shares as of October 1, 1999

                              FINANCIAL STATEMENTS


      The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                                     PART C

ITEM 23. Exhibits

       Exhibit
        Number    Description
       -------    -----------
         1(a) --  Articles of Incorporation of the Registrant, dated April 13,
                  1989.(a)
          (b) --  Articles of Amendment to the Articles of Incorporation of the
                  Registrant, dated May 17, 1989.(a)
          (c) --  Articles of Amendment to the Articles of Incorporation of the
                  Registrant, dated June 16, 1989.(a)
          (d) --  Form of Articles Supplementary to the Articles of Incoporation
                  of the Registrant.(a)
          (e) --  Articles of Amendment to the Articles of Incorporation of the
                  Registrant, dated October 17, 1994.(c)
          (f) --  Articles Supplementary to the Articles of Incorporation of the
                  Registrant, dated October 17, 1994.(c)
         2    --  By-Laws of the Registrant. (c)
         3    --  Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of
                  Incorporation, as amended and supplemented, and By-Laws of the
                  Registrant.(d)
         4(a) --  Management Agreement between the Registrant and Merrill Lynch
                  Asset Management, Inc. dated June 19, 1989.(c)
          (b) --  Supplement to Management Agreement between the Registrant and
                  Merrill Lynch Asset Management, L.P. dated January 3, 1994.(a)
          (c) --  Form of Sub-Advisory Agreement between Merrill Lynch Asset
                  Management, L.P. and Merrill Lynch Asset Management U.K.
                  Limited.(e)
         5(a) --  Class A Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, a division of Princeton
                  Funds Distributor, Inc. (the "Distributor").(b)
          (b) --  Class B Shares Distribution Agreement between the Registrant and the Distributor.(a)
          (c) --  Letter Agreement between the Registrant and the Distributor with respect to the Merrill Lynch Mutual Fund Advisor
                  Program.(f)
          (d) --  Class C Shares Distribution Agreement between the Registrant and the Distributor.(b)
          (e) --  Class D Shares Distribution Agreement between the Registrant and the Distributor.(b)
         6    --  None.
         7    --  Custody Agreement between the Registrant and Brown Brothers
                  Harriman & Co.(g)
         8(a) --  Transfer Agency, Dividend Disbursing Agency and Shareholder
                  Servicing Agency Agreement between the Registrant and Merrill
                  Lynch Financial Data services, Inc. (now known as Financial
                  Data Services, Inc.).(c)
          (b) --  Form of License Agreement relating to the use of name between the Registrant and Merrill Lynch & Co., Inc.(c)
         9(a) --  Opinion of Brown & Wood LLP, counsel to the Registrant.(i)
          (b) --  Consent of Brown & Wood LLP, counsel to the Registrant.
        10    --  Consent of Deloitte & Touche LLP, independent auditors for the
                  Registrant.
        11    --  None.
        12    --  Certificate of Merrill Lynch Asset Management, Inc.(c)
        13(a) --  Class B Distribution Plan and Class B Distribution Plan
                  Sub-Agreement of the Registrant.(a)
          (b) --  Form of Class C Distribution Plan and Class C Distribution
                  Plan Sub-Agreement of the Registrant.(b)
          (c) --  Form of Class D Distribution Plan and Class D Distribution
                  Plan Sub-Agreement of the Registrant.(b)
        14    --  None
        15    --  Merrill Lynch Select Pricing(SM) System Plan pursuant to Rule
                  18f-3.(h)

----------
(a) Filed on May 13, 1994, as an Exhibit to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-28248) (the "Registration Statement").

(b) Filed on October 17, 1994, as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement.

(c) Filed on October 25, 1995, as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.

(d)   Reference is made to Article V, Article VI, Article VII, Article VIII and
      Article X of the Registrant's Articles of Incorporation, as amended and supplemented, filed as Exhibits 1(a), 1(b), 1(c), 1(d), 1(e) and 1(f) to the Registration Statement; and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII and
      Article XIV of the Registrant's By-Laws, filed as Exhibit 2 to the Registration Statement.
(e) Filed on September 29, 1997, as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.
(f) Filed on October 28, 1993, as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement.
(g) Filed on October 28, 1996, as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.
(h) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 15, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Securities Trust (File No. 2-99473).
(i) Filed on July 21, 1989, as an Exhibit to Pre-Effective Amendment No. 2 to the Registration Statement and refiled as an Exhibit to Post-Effective Amendment No. 14 to the Registration Statement pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") requirements.


Item 24. Persons Controlled by or Under Common Control with the Registrant

      Not applicable.

Item 25. Indemnification

      Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

      Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeaseance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

      The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

      In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

      Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser


      Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager"), acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.


      Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi- State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund,

Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New Jersey Insured FundIV, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

      The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111- 2665. The address of the Investment Adviser, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and ML & Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.


      Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since July 1, 1997 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll, Giordano and Monagle are officers of one or more of such companies.


                                                    Other Substantial Business,
                           Position(s) with the         Profession, Vocation
Name                             Manager                    or Employment
-----                      --------------------     ---------------------------
ML & Co..................  Limited Partner          Financial Services Holding
                                                    Company; Limited Partner of
                                                    FAM

Princeton Services.......  General Partner          General Partner of FAM

Jeffrey M. Peek..........  President                President of FAM; President
                                                    and Director of Princeton
                                                    Services; Executive Vice
                                                    President of ML & Co.;
                                                    Managing Director and
                                                    Co-Head of the Investment
                                                    Banking Division of Merrill
                                                    Lynch in 1997

                                                    Other Substantial Business,
                           Position(s) with the         Profession, Vocation
Name                             Manager                    or Employment
-----                      --------------------     ---------------------------
Terry K. Glenn...........  Executive Vice           Executive Vice President of
                           President                FAM; Executive Vice
                                                    President and Director of
                                                    Princeton Services;
                                                    President and Director of
                                                    PFD; Director of FDS;
                                                    President of Princeton
                                                    Administrators

Gregory A. Bundy.........  Chief Operating Officer  Chief Operating Officer and
                           and Managing Director    Managing Director of FAM;
                                                    Chief Operating Officer and
                                                    Managing Director of
                                                    Princeton Services; Co-CEO
                                                    of Merrill Lynch Australia
                                                    from 1997 to 1999


Donald C. Burke..........  Senior Vice President,   Senior Vice President and
                           Treasurer and            Treasurer of FAM; Senior
                           Director of Taxation     Vice President and Treasurer
                                                    of Princeton Services; Vice
                                                    President of PFD; First Vice
                                                    President of the Manager
                                                    from 1997 to 1999; Vice
                                                    President of the Manager
                                                    from 1990 to 1997


Michael G. Clark.........  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President
                                                    of Princeton Services;
                                                    Treasurer and Director of
                                                    PFD; First Vice President of
                                                    the Manager from 1997 to
                                                    1999; Vice President of the
                                                    Manager from 1996 to 1997

Robert C. Doll...........  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President
                                                    of Princeton Services; Chief
                                                    Investment Officer of
                                                    Oppenheimer Funds, Inc. in
                                                    1999 and Executive Vice
                                                    President thereof from 1991
                                                    to 1999

Linda L. Federici........  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President
                                                    of Princeton Services

Vincent R. Giordano......  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President
                                                    of Princeton Services

Michael J. Hennewinkel...  Senior Vice President,   Senior Vice President,
                           Secretary and General    Secretary and General
                           Counsel                  Counsel of FAM; Senior Vice
                                                    President of Princeton
                                                    Services

Philip L. Kirstein.......  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President,
                                                    Secretary, General Counsel
                                                    and Director of Princeton
                                                    Services

Debra W. Landsman-Yaros..  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President
                                                    of Princeton Services;
                                                    Vice President of PFD

Stephen M. M. Miller.....  Senior Vice President    Executive Vice President of
                                                    Princeton Administrators;
                                                    Senior Vice President
                                                    of Princeton Services

Joseph T. Monagle, Jr. ..  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President
                                                    of Princeton Services

Brian A. Murdock.........  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President
                                                    of Princeton Services

Gregory D. Upah..........  Senior Vice President    Senior Vice President of
                                                    FAM; Senior Vice President
                                                    of Princeton Services

      Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch

Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Municipal Fund Accumulation Program, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.


      Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1997, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn, Burke and Albert are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26.

                         Position With           Other Substantial Business,
Name                        MLAM U.K.        Profession, Vocation or Employment
-----                 ---------------------  ----------------------------------

Terry K. Glenn....... Director and Chairman  Executive Vice President of the
                                             Manager and FAM; Executive Vice
                                             President and Director of Princeton
                                             Services; President and Director of
                                             PFD; President of Princeton
                                             Administrators

Alan J. Albert....... Senior Managing        Vice President of the Manager
                      Director


Nicholas C.D. Hall... Director               Director of Merrill Lynch Europe
                                             PLC.; General Counsel of Merrill
                                             Lynch International Private Banking
                                             Group


Donald C. Burke...... Treasurer              Senior Vice President and Treasurer
                                             of the Manager and FAM; Director of
                                             Taxation of MLAM; Senior Vice
                                             President and Treasurer of
                                             Princeton Services; Vice President
                                             of PFD; First Vice President of the
                                             Manager from 1997 to 1999; Vice
                                             President of the Manager from 1990
                                             to 1997


Carol Ann Langham.... Company Secretary      None

Debra Anne Searle.... Assistant Company      None
                      Secretary

Item 27. Principal Underwriters

      (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

      (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                               Position(s) and Office(s)     Position(s) and Office(s) with
Name                                   with PFD                        Registrant
-----                          -------------------------     ------------------------------
Terry K. Glenn..............   President and Director        President and Director
Michael G. Clark............   Treasurer and Director        None
Thomas J. Verage............   Director                      None
Robert W. Crook.............   Senior Vice President         None
Michael J. Brady............   Vice President                None
William M. Breen............   Vice President                None
Donald C. Burke.............   Vice President                Vice President and Treasurer
James T. Fatseas............   Vice President                None
Debra W. Landsman-Yaros.....   Vice President                None
Michelle T. Lau.............   Vice President                None
Salvatore Venezia...........   Vice President                None
William Wasel...............   Vice President                None
Robert Harris...............   Secretary                     None

      (c) Not applicable.

Item 28. Location of Accounts and Records

      All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29. Management Services

      Other than as set forth under the caption "Management of the Fund -- Merrill Lynch Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

      Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 29th day of October, 1999.



                                      MERRILL LYNCH DEVELOPING CAPITAL
                                             MARKETS FUND, INC.
                                                (Registrant)


                                      By       /s/ Donald C. Burke
                                        ------------------------------------
                                          (Donald C. Burke, Vice President
                                                   and Treasurer)


      Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            Signature                         Title                   Date
            ---------                         -----                   ----

         TERRY K. GLENN*             President and Director
---------------------------------      (Principal Executive
        (Terry K. Glenn)               Officer)

        DONALD C. BURKE*             Vice President and
---------------------------------      Treasurer (Principal
       (Donald C. Burke)               Financial and
                                       Accounting Officer)

          DONALD CECIL*              Director
---------------------------------
         (Donald Cecil)

        EDWARD H. MEYER*             Director
---------------------------------
       (Edward H. Meyer)

       CHARLES C. REILLY*            Director
---------------------------------
      (Charles C. Reilly)

        RICHARD R. WEST*             Director
---------------------------------
       (Richard R. West)

         ARTHUR ZEIKEL*              Director
---------------------------------
        (Arthur Zeikel)

       EDWARD D. ZINBARG*            Director
---------------------------------
      (Edward D. Zinbarg)


*By:   /s/DONALD C. BURKE                                       October 29, 1999
    -----------------------------
         (Donald C. Burke,
         Attorney-in-Fact)

                                  EXHIBIT INDEX


Exhibit
Numbers     Description
-------     -----------


  9(a) --   Opinion of Brown & Wood LLP, counsel to the Registrant.


  9(b) --   Consent of Brown & Wood LLP, counsel to the Registrant.

 10    --   Consent of Deloitte & Touche LLP, independent auditors for the
            Registrant.



                                                                  EXHIBIT 9(a)

                                BROWN & WOOD LLP
                             ONE WORLD TRADE CENTER
                            NEW YORK, N.Y. 10048-0557

                             TELEPHONE: 212-839-5300
                             FACSIMILE: 212-839-5599

  10 EAST 53RD STREET
   NEW YORK, NY 10022
TELEPHONE: 212-308-9300
FACSIMILE: 212-593-3500                           815 CONNECTICUT AVENUE, N.W.
                                                     WASHINGTON, D.C. 20006
 555 CALIFORNIA STREET                              TELEPHONE: 202-223-0220
SAN FRANCISCO, CA 94104                             FACSIMILE: 202-223-0485
TELEPHONE: 415-398-3909
FACSIMILE: 415-397-4621                                 BLACKWELL HOUSE
                                                         GUILDHALL YARD
10900 WILSHIRE BOULEVARD                                 LONDON BC2V5AB
 LOS ANGELES, CA 94104                                TELEPHONE: 606-1888
TELEPHONE: 213-308-4343                               FACSIMILE: 796-1807
FACSIMILE: 213-208-5740


                                                                July 21, 1989

Merrill Lynch Developing Capital Markets Fund, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey 08536


Dear Sirs:

      We have acted as counsel for Merrill Lynch Developing Capital Markets Fund, Inc., a corporation organized under the laws of the State of Maryland (the "Fund"), in connection with the organization of the Fund, its registration as an open-end investment company under the Investment Company Act of 1940 and the registration of an indefinite number of its shares of common stock, par value $.10 per share (the "Shares"), under the Securities Act of 1933 to be effected pursuant to a registration statement on Form N-1a (File Nos. 33-28248 and 811-5723), as amended (the "Registration Statement").

      As counsel for the Fund, we are familiar with the proceedings taken by it in connection with the authorization, issuance and sales of the Shares. In addition, we have examined and are familiar with the Articles of Incorporation of the Fund, as amended, the By-Laws of the Fund and such other documents as we have deemed relevant to the matters referred to in this opinion.

      Based upon the foregoing, we are of the opinion that the Shares, upon issuance and sale in the manner referred to in the Registration Statement for consideration not less than the par value thereof, will be legally issued, fully paid and non-assessable shares of common stock of the Fund.

      We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectus and statement of additional information constituting parts thereof.


                                                Very truly yours,


                                                /s/ BROWN & WOOD LLP
                                                ------------------------
                                                    BROWN & WOOD LLP



                                                                    EXHIBIT 9(b)

                                BROWN & WOOD LLP
                             ONE WORLD TRADE CENTER
                          NEW YORK, NEW YORK 10048-0557

                             TELEPHONE: 212-839-5300
                             FACSIMILE: 212-839-5599

                                                                October 29, 1999

Merrill Lynch Developing Capital Markets Fund, Inc.
800 Scudders Mill Road
Plainsboro, New Jersey

Ladies and Gentlemen:

We consent to the filing of our opinion dated July 21, 1989, originally filed on July 21, 1989, as an Exhibit to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File Nos. 33-28248 and 811-5723), and to the use of our name in the prospectus and statement of additional information constituting parts of Post-Effective Amendment No. 14 to such Registration Statement.

                                                  Very truly yours,

                                                  /s/ Brown & Wood LLP
                                                  --------------------
                                                      Brown & Wood LLP



INDEPENDENT AUDITORS' CONSENT

Merrill Lynch Developing Capital Markets Fund, Inc.:

We consent to the incorporation by reference in this Post-Effective Amendment No. 14 to Registration Statement No. 33-28248 of our report dated August 16, 1999 appearing in the annual report to shareholders of Merrill Lynch Developing Capital Markets Fund, Inc. for the year ended June 30, 1999, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.


/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
Princeton, New Jersey
October 27, 1999

                                                                 Exhibit 17(b)


                                  DEVELOPING
                               CAPITAL MARKETS
                                  FUND, INC.



                                  FUND LOGO



                                Annual Report

                                June 30, 1999



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch
Developing
Capital Markets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



Merrill Lynch Developing Capital Markets Fund, Inc.

Map Depicting the Fund's Asset Allocation As a Percentage* of Net
Assets as of June 30, 1999

VENEZUELA                                   0.6%
BRAZIL                                     12.3%
HUNGARY                                     2.5%
CZECH REPUBLIC                              0.5%
POLAND                                      2.6%
RUSSIA                                      0.9%
GREECE                                      1.7%
TURKEY                                      1.7%
INDIA                                       6.6%
THAILAND                                    4.2%
CHINA                                       1.0%
HONG KONG                                   1.6%
SOUTH KOREA                                16.0%
MEXICO                                     11.7%
CHILE                                       0.2%
ARGENTINA                                   1.3%
EGYPT                                       0.1%
SOUTH AFRICA                                8.7%
ISRAEL                                      2.3%
INDONESIA                                   2.3%
MALAYSIA                                    6.8%
TAIWAN                                      7.9%
PHILIPPINES                                 1.8%

------------
*Total may not equal 100%.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


DEAR SHAREHOLDER


Fiscal Year in Review
During the 12-month period ended June 30, 1999, total returns for Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +14.60%, +13.37%, +13.42% and +14.26%, respectively.
(Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6--8 of this report to shareholders.) The unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index rose 28.71% during the same period. Detrimental to performance was the Fund's overweighted position in Hungary, which declined 16.12%. Stock selection in Poland, India and Mexico also negatively impacted the Fund's performance relative to the MSCI EMF Index. Also hurting performance was the Fund's large cash position during the later months of 1998. Offsetting these negatives were positive performance contributions of an overweighting in some Asian markets, specifically Malaysia, Thailand and Taiwan.

Investment Overview and Activities
During the three-month period ended June 30, 1999, Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +27.88%, +27.42%, +27.40% and +27.68%, respectively. The unmanaged MSCI EMF Index rose 24.40% during the same period. The Fund's outperformance during the June quarter is attributable to its overweighted positions in many of the Asian markets, including Indonesia, Malaysia Free, South Korea and Thailand Free, whose markets were up 121.62%, 71.57%, 64.44% and 61.19%, respectively. Also benefiting performance was the relative outperformance of the Fund's stocks in Mexico as compared to their relative market. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI EMF Index and are for the three-month period ended June 30, 1999.)

The recovery in emerging markets continued in the three-month period ended June 30, 1999. Overall, emerging markets enjoyed a broad-based rally driven primarily by the perception that these economies had seen their worst and were on the road to recovery. This perception, which we partly share, was supported by evidence such as rising industrial production in South Korea, a pickup in consumer spending in Thailand and the recovery in the prices of some commodities such as pulp and oil.

Bolstering the case for emerging markets recovery were reflationary efforts in the major economies of the United States, Japan and the European Union. This was indicated by the neutral monetary stance of the US Federal Reserve Board through most of the period, the fiscal stimulus and the possibility of monetization in Japan, and the decline in interest rates in the European Union. In addition, investors regained confidence in these markets as countries, such as Brazil, Malaysia, South Korea and Thailand, were successful in raising capital in the foreign markets.

To add balance to this positive assessment of the developing markets, we note that the evidence of recovery has so far been limited to relatively few countries. In our view, the necessary structural reforms in countries such as Indonesia and Brazil are still works in progress. Developing economies and their emerging markets may appear to be recovering, but progress can easily be slowed by external events.

These events could include a curtailment of capital flows to the developing markets if there is a sharp rising trend in US interest rates or a prolonged decline in the US stock market. Cyclical stocks and the Mexican, Brazilian and South African stock markets in general could be particularly vulnerable to a collapse in commodity prices if the European and Japanese economies fail to reflate. Some Israeli, South Korean and Taiwanese technology shares could be hurt by a decline in prices of US technology stock prices. Nonetheless, assuming the investment environments continue to improve, we believe the case for investing in these countries with a long-term view is very much intact.

South Korea was one of the best-performing markets during the three months ended June 30, 1999, rising 64.44%. South Korea is a prime example of an incomplete restructuring. Although the country has made progress in areas such as recapitalizing and restructuring the banking sector and increasing transparency in corporate financial disclosures, little has been achieved in reforming the giant conglomerates, or chaebols. However, the stock market has rewarded the South Korean government's stated desire to make the necessary improvements to the economy.

Evidence of the seriousness of the South Korean government's intention to reform will be the deregulation of state companies such as Korea Electric Power Corporation (KEPCO). KEPCO is the state monopoly for generation and distribution of electricity. In the past, the company has had to shoulder the burden of subsidizing the industrial sectors for the sake of economic development. We believe that the South Korean government is committed to deregulating the pricing of electricity. South Korea had the largest country weighting in the Fund, comprising 16.0% of net assets.

In Thailand, recovery and restructuring continued during the three- month period ended June 30, 1999. The auctioning of bad loans taken from the finance companies has been proceeding slowly. The three largest banks--including two Fund investments, Bangkok Bank Public Company Limited and Thai Farmers Bank Public Company Limited-- appear to be successfully recapitalizing themselves. One of the largest conglomerates in Thailand, The Siam Cement Public Company Limited, which is also a holding in the Fund, disposed of subsidiaries and joint venture stakes in non-core businesses. The stock price of the foreign shares of Siam Cement quadrupled from its lowest level last year.

Growth prospects for the South African economy improved during the three-month period ended June 30, 1999. The beginning of a commodity cycle upturn has been extremely positive for exports of commodities including platinum, diamonds and coal, which comprise one-third of South Africa's exports. In addition, interest rates have been declining and may decline further, particularly since the currency has been relatively stable. Our investments in South Africa comprised 8.7% of net assets.

Corporate earnings in South Africa were a positive surprise. For example, Impala Platinum Holdings Limited reported first-half fiscal year earnings per share up 127%. This was a strong result, despite the flat prices for its metals. The substantial rise in earnings was driven by the company's cost containment program, which limited the rise in cash costs to 2.5% for the three-month period, and by fees from refining other platinum producers' concentrate. In addition to this, the depreciation of the South African currency during the six- month period ended June 30, 1999 also benefited the company, since its costs are primarily rand-based, while its revenues are US dollar- based prices for platinum, palladium and rhodium.

The two most prominent companies engaged in these restructuring activities are Anglo American PLC and South African Breweries PLC. Both companies have recently moved their domiciles to London in an effort to facilitate raising capital and to potentially lower their costs of capital by diversifying their asset bases. In anticipation of the changes in domicile, both companies streamlined their operations, sold off non-core assets, and were developing strategies intended to drive their future growth prospects, both within and outside of South Africa.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


Restructuring is also an ongoing theme in other countries. In Israel, Koor Industries Limited continued to enhance its shareholder value through the disposition of non-core assets in the food and ammunition industries and consolidation of its positions in the telecommunications industry through increased holdings in ECI and in the agrochemical industry through increased ownership of MA Industries.

In Poland, Elektrim Spolka Akcyjna SA--one of the country's largest industrial conglomerates and a long-term holding of the Fund--is transforming rapidly under new management. The company was a post- Soviet era behemoth that inherited a broad and unrelated array of activities, many of which operated at a loss. Through divestments and acquisitions, it is focusing on what the company's management deems to be businesses that are attractive in Poland and could increase in value. These are telecommunications services, including wireless and wired line telephone and cable television, and power, including engineering services and generation equipment.

Our equity investments in Brazil comprised 12.3% of the Fund's net assets. As noted above, fiscal reforms are still pending and their postponement is causing some concern in the markets. However, there are investments that we believe can make a positive contribution to the Fund's performance because of their defensive qualities as well as attractive valuations. One example is the diversified mining company Companhia Vale do Rio Doce (CVRD). CVRD benefits from the weaker Brazilian real, as its revenue stream is primarily US dollar-based, while the majority of its costs are in local currency. As the world's largest producer of iron ore, the company stands to benefit from improving conditions in the global steel market. We believe that values such as those in CVRD are compelling enough to justify taking a long-term position in Brazil, notwithstanding the near-term market volatility that we expect.

There has been value in emerging market investments for some time. Nevertheless, the stock markets declined. We believe that aside from compelling stock valuations, there are several drivers that could improve the performance of these stock markets. These include the improving outlook for earnings and economic growth, the scope for interest rate declines as perceived risk subsides, and what we believe to be the bottoming out of the global economic cycle and commodity prices.

In Conclusion
We thank you for your ongoing interest in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager



August 12, 1999




OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Grace Pineda, Senior Vice President
and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Total Return Based on a $10,000 Investment--Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International Emerging Markets Free Index. Beginning and ending values are:


                                                 9/01/89**      6/99

ML Developing Capital Markets Fund, Inc.++--
Class A Shares*                                  $ 9,475      $17,090

Morgan Stanley Capital International
EAFE Index++++                                   $10,000      $17,627

Morgan Stanley Capital International
Emerging Markets Free Index++++++                $10,000      $29,269


A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International Emerging Markets Free Index. Beginning and ending values are:


                                                 7/01/94**      6/99

ML Developing Capital Markets Fund, Inc.++--
Class B Shares*                                  $10,000      $ 9,283

Morgan Stanley Capital International
EAFE Index++++                                   $10,000      $14,836

Morgan Stanley Capital International
Emerging Markets Free Index++++++                $10,000      $ 9,594


A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International Emerging Markets Free Index. Beginning and ending values are:


                                                10/21/94**      6/99

ML Developing Capital Markets Fund, Inc.++--
Class C Shares*                                  $10,000      $ 8,078

ML Developing Capital Markets Fund, Inc.++--
Class D Shares*                                  $ 9,475      $ 7,945

Morgan Stanley Capital International
EAFE Index++++                                   $10,000      $14,344

Morgan Stanley Capital International
Emerging Markets Free Index++++++                $10,000      $ 8,091

-------------------
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++ML Developing Capital Markets Fund, Inc. invests in securities, principally equities, of issuers in countries having smaller capital markets.
  ++++This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the Class A Shares' graph is from 8/31/89, in the Class B Shares' graph is from 6/30/94 and in the Class C & Class D Shares' graph is from 10/31/94.
++++++This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the Class A Shares' graph is from 8/31/89, in the Class B Shares' graph is from 6/30/94 and in the Class C & Class D Shares' graph is from 10/31/94.



Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/99                        +14.60%         +8.59%
Five Years Ended 6/30/99                  - 0.52          -1.59
Inception (9/01/89) through 6/30/99       + 6.18          +5.60

-----------
 *Maximum sales charge is 5.25%. **Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC      With CDSC**

Year Ended 6/30/99                        +13.37%         +9.37%
Inception (7/01/94)
through 6/30/99                           - 1.48          -1.48

----------------
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 6/30/99                        +13.42%        +12.42%
Inception (10/21/94)
through 6/30/99                           - 4.45         - 4.45

-------------
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/99                        +14.26%         +8.26%
Inception (10/21/94)
through 6/30/99                           - 3.69          -4.79

----------------
 *Maximum sales charge is 5.25%. **Assuming maximum sales charge.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


PERFORMANCE DATA (concluded)

Recent
Performance
Results*

                                                                12 Month       3 Month    Since Inception
                                                              Total Return   Total Return   Total Return
ML Developing Capital Markets Fund Class A Shares               +14.60%        +27.88%        +80.35%
ML Developing Capital Markets Fund Class B Shares               +13.37         +27.42         - 7.17
ML Developing Capital Markets Fund Class C Shares               +13.42         +27.40         -19.22
ML Developing Capital Markets Fund Class D Shares               +14.26         +27.68         -16.16

------------
*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception dates are from 9/01/89 for Class
 A Shares, from 7/01/94 for Class B Shares and from 10/21/94 for Class C &
 Class D Shares.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                           (in US dollars)

                                  Shares                                                                  Value     Percent of
AFRICA       Industries            Held               Investments                          Cost         (Note 1a)   Net Assets
South        Banking                 96,766   Nedcor Limited                         $    1,955,708   $    2,190,626    1.0%
Africa

             Beverages              120,159 ++South African Breweries PLC                   876,599        1,043,476    0.5
                                         35 ++South African Breweries PLC (c)                   298              304    0.0
                                                                                     --------------   --------------  ------
                                                                                            876,897        1,043,780    0.5

             Financial            2,329,267   FirstRand Limited                           3,412,002        2,663,563    1.3
             Services

             Gold Mines              51,830   AngloGold Limited (ADR)(a)                  1,128,679        1,114,345    0.5

             Health Insurance       363,939 ++Sanlam Limited                                388,152          431,250    0.2

             Insurance               13,232 ++Liberty International PLC                      91,631           87,607    0.0
                                     28,380   Liberty Life Association of Africa
                                                Limited                                     403,890          363,569    0.2
                                                                                     --------------   --------------  ------
                                                                                            495,521          451,176    0.2

             Metals--Non-Ferrous     53,279 ++Anglo American PLC                          2,549,343        2,490,003    1.2
                                    615,066   Gencor Limited                              1,447,453        1,692,094    0.8
                                     64,652   Impala Platinum Holdings Limited            1,527,864        1,626,479    0.8
                                                                                     --------------   --------------  ------
                                                                                          5,524,660        5,808,576    2.8

             Miscellaneous           44,395   De Beers (ADR)(a)                           1,020,956        1,059,931    0.5
             Materials &            571,894   Nampak Limited                                862,910        1,582,802    0.7
             Commodities                                                             --------------   --------------  ------
                                                                                          1,883,866        2,642,733    1.2

             Retail               1,377,400   Metro Cash and Carry Limited                1,037,172        1,141,366    0.5
                                    207,852   Pepkor Limited                                667,665          837,057    0.4
                                                                                     --------------   --------------  ------
                                                                                          1,704,837        1,978,423    0.9

             Retail--Stores          17,368   Edgars Consolidated Stores Limited             64,258          134,995    0.1

                                              Total Investments in Africa                17,434,580       18,459,467    8.7


EUROPE


Czech        Telephone Networks      67,928 ++SPT Telecom AS                                904,584        1,101,884    0.5
Republic
                                              Total Investments in the Czech Republic       904,584        1,101,884    0.5


Greece       Banking                  8,707   Alpha Credit Bank                             541,568          561,011    0.3

             Beverages               27,253   Hellenic Bottling Co.                         899,249          658,272    0.3

             Building &              25,021   Titan Cement Company                        2,162,016        2,303,082    1.1
             Construction

                                              Total Investments in Greece                 3,602,833        3,522,365    1.7


Hungary      Banking                 21,305   OTP Bank Rt. (GDR)(b)                         950,150          873,505    0.4

             Oil & Related           74,466 ++MOL Magyar Olaj-es Gazipari Rt.
                                                (GDR)(b)                                  2,045,484        1,768,568    0.8

             Telecommunications     498,975   Magyar Tavkozlesi Rt.--Matav                2,904,795        2,700,398    1.3
                                      1,183   Magyar Tavkozlesi Rt. (ADR)(a)                 31,202           32,533    0.0
                                                                                     --------------   --------------  ------
                                                                                          2,935,997        2,732,931    1.3

                                              Total Investments in Hungary                5,931,631        5,375,004    2.5


Poland       Banking                 90,148   Wielkopolski Bank Kredytowy SA                886,674          528,795    0.2

             Business &             100,135 ++ComputerLand SA                             2,109,294        1,902,591    0.9
             Public
             Services

             Multi-Industry         220,231   Elektrim Spolka Akcyjna SA                  2,280,859        3,117,271    1.5

                                              Total Investments in Poland                 5,276,827        5,548,657    2.6


Russia       Energy Sources       2,025,000   Irkutskenergo                                 255,918          202,500    0.1
                                     26,483   LUKoil Holding (ADR)(a)                       871,819        1,048,727    0.5
                                                                                     --------------   --------------  ------
                                                                                          1,127,737        1,251,227    0.6

             Telecommuni-         3,268,800 ++Bashinformsvyaz                             1,455,190          228,816    0.1
             cations                169,200   Nizhnovsvyazinform                            879,840          164,124    0.1
                                                                                     --------------   --------------  ------
                                                                                          2,335,030          392,940    0.2

             Utilities--          2,066,208   Bashkirenergo                               1,187,599          146,701    0.1
             Electric
                                              Total Investments in Russia                 4,650,366        1,790,868    0.9


Turkey       Banking            155,373,140 ++Turkiye Garanti Bankasi AS                  1,273,901        1,160,298    0.5
                                 53,343,402   Yapi ve Kredi Bankasi AS                      549,106          771,425    0.4
                                 42,674,721   Yapi ve Kredi Bankasi AS (Receipts)           286,788          617,140    0.3
                                                                                     --------------   --------------  ------
                                                                                          2,109,795        2,548,863    1.2

             Beverages            3,118,811   Ege Biracilik Ve Malt Sanayii AS              332,529          232,907    0.1

             Retail                 728,650   Migros Turk T.A.S.                            968,064          906,904    0.4


                                              Total Investments in Turkey                 3,410,388        3,688,674    1.7


                                              Total Investments in Europe                23,776,629       21,027,452    9.9


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                           (in US dollars)
LATIN                             Shares                                                                  Value     Percent of
AMERICA      Industries            Held               Investments                          Cost         (Note 1a)   Net Assets
Argentina    Oil & Related          203,276   Perez Companc SA 'B'                   $    1,300,801   $    1,169,001    0.6%

             Real Estate             33,761 ++IRSA Inversiones y Representaciones
                                                SA (GDR)(b)                                 924,979        1,042,371    0.5

             Telecommunications       9,112   Telecom Argentina Stet-France
                                                Telecom SA (ADR)(a)(c)                      310,355          243,746    0.1
                                      7,898   Telefonica de Argentina SA (ADR)(a)           292,700          247,800    0.1
                                                                                     --------------   --------------  ------
                                                                                            603,055          491,546    0.2

                                              Total Investments in Argentina              2,828,835        2,702,918    1.3


Brazil       Banking              1,364,032   Banco Itau SA (Preferred)                     709,168          700,490    0.3
                                     80,710   Uniao de Bancos Brasileiros SA
                                                (Unibanco) (GDR)(b)                       1,156,684        1,942,084    0.9
                                                                                     --------------   --------------  ------
                                                                                          1,865,852        2,642,574    1.2

             Beverages                3,083   Companhia Cervejaria Brahma (ADR)(a)           28,710           34,876    0.0
                                  3,054,861   Companhia Cervejaria Brahma
                                                (Preferred)                               1,797,729        1,718,790    0.8
                                                                                     --------------   --------------  ------
                                                                                          1,826,439        1,753,666    0.8

             Metals & Steel         185,245   Companhia Vale do Rio Doce 'A'
                                                (Preferred)                               3,643,010        3,637,994    1.7

             Oil & Related        8,778,334   Petroleo Brasileiro SA--Petrobras
                                                (Preferred)                               2,088,949        1,357,372    0.6

             Retail                   7,500   Companhia Brasileira de Distribuicao
                                                Grupo Pao de Acucar SA (ADR)(a)             118,901          140,156    0.1

             Telecommuni-        66,120,526 ++Tele Celular Sul Participacoes SA             130,355           98,136    0.0
             cations            119,678,442 ++Tele Norte Leste Participacoes SA           1,389,487        1,073,864    0.5
                                    273,272 ++Tele Norte Leste Participacoes SA
                                                (ADR)(a)                                  4,054,109        5,072,612    2.4
                                     42,623 ++Telecomunicacoes Brasileiras SA--
                                                Telebras (ADR)(a)                             2,664            2,664    0.0
                                     41,290   Telecomunicacoes Brasileiras SA--
                                                Telebras (Preferred Block)(ADR)(a)        3,261,179        3,723,842    1.8
                                 23,507,700   Telerj Celular SA 'B'                         652,176          766,786    0.4
                                 73,248,526 ++Telesp Participacoes SA                     1,652,828          950,743    0.4
                                     44,699   Telesp Participacoes SA (ADR)(a)              955,307        1,022,490    0.5
                                                                                     --------------   --------------  ------
                                                                                         12,098,105       12,711,137    6.0

             Utilities          123,698,000 ++Centrais Eletricas Basileiras SA--
             --Electric                         Eletrobras                                3,811,773        2,338,534    1.1
                                 78,293,870   Companhia Energetica de Minas
                                                Gerais SA--CEMIG (Preferred)              2,070,190        1,643,641    0.8
                                                                                     --------------   --------------  ------
                                                                                          5,881,963        3,982,175    1.9

                                              Total Investments in Brazil                27,523,219       26,225,074   12.3


Chile        Utilities--             17,626   Enersis SA (ADR)(a)                           419,041          403,195    0.2
             Electric & Gas

                                              Total Investments in Chile                    419,041          403,195    0.2


Mexico       Beverages &             28,663   Fomento Economico Mexicano, SA de
             Tobacco                            CV (ADR)(a)                               1,006,365        1,142,937    0.6
                                    109,729   Panamerican Beverages, Inc. 'A'
                                                (US Registered Shares)                    3,258,436        2,612,922    1.2
                                                                                     --------------   --------------  ------
                                                                                          4,264,801        3,755,859    1.8

             Broadcasting/Media     122,372 ++Grupo Televisa SA (GDR)(b)                  2,505,638        5,483,795    2.6
                                    118,810 ++TV Azteca, SA de CV (ADR)(a)                  902,019          616,327    0.3
                                                                                     --------------   --------------  ------
                                                                                          3,407,657        6,100,122    2.9

             Building Materials      14,455   Cemex, SA de CV (ADR)(a)                      125,617          142,291    0.1
                                     60,800   Cemex, SA de CV 'B'                           162,661          300,939    0.1
                                    162,355   Cemex, SA de CV 'B' (ADR)(a)                1,603,563        1,605,042    0.8
                                      2,335   Cemex, SA de CV-CPO                            10,837           11,533    0.0
                                                                                     --------------   --------------  ------
                                                                                          1,902,678        2,059,805    1.0

             Diversified             47,142 ++Grupo Sanborns SA 'B1'                         85,323           88,938    0.0
             Companies

             Food                   569,400   Grupo Industrial Bimbo, SA de CV 'A'        1,216,194        1,261,310    0.6

             Healthcare/            791,698   Kimberly-Clark de Mexico, SA de
             Personal Care                      CV 'A'                                    2,694,146        3,255,737    1.5

             Multi-Industry         472,514 ++Grupo Carso, SA de CV 'A1'                  1,418,781        2,188,539    1.0

             Telecommunications      75,858   Telefonos de Mexico SA (ADR)(a)             3,438,332        6,130,275    2.9

                                              Total Investments in Mexico                18,427,912       24,840,585   11.7


Venezuela    Telecommunications      48,672   Compania Anonima Nacional Telefonos
                                                de Venezuela (CANTV)(ADR)(a)                782,493        1,326,312    0.6


                                              Total Investments in Venezuela                782,493        1,326,312    0.6


                                              Total Investments in Latin America         49,981,500       55,498,084   26.1


MIDDLE
EAST

Egypt        Banking                 29,677   Commercial International (c)                  271,089          264,125    0.1

                                              Total Investments in Egypt                    271,089          264,125    0.1


Israel       Banking                429,403   Bank Hapoalim                                 834,632        1,103,761    0.5
                                    565,134   Bank Leumi Le-Israel                        1,065,518        1,070,083    0.5
                                                                                     --------------   --------------  ------
                                                                                          1,900,150        2,173,844    1.0

             Multi-Industry          34,155   Koor Industries Limited (ADR)(a)              830,584          798,373    0.4

             Telecommunications     486,496 ++Bezeq Israeli Telecommunication
                                                Corporation Ltd.                          2,040,197        1,962,880    0.9

                                              Total Investments in Israel                 4,770,931        4,935,097    2.3

                                              Total Investments in the Middle East        5,042,020        5,199,222    2.4


PACIFIC
BASIN/ASIA


China        Electrical &           641,500   Eastern Communication Co., Ltd. 'B'           582,047          654,330    0.3
             Electronics

             Machinery &          3,192,774   Qingling Motor Company 'H'                  1,504,408          769,531    0.4
             Engineering

             Utilities--          2,056,000   Beijing Datang Power Generation Company
             Electric                           Limited 'H'                                 944,745          662,491    0.3

                                              Total Investments in China                  3,031,200        2,086,352    1.0


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                           (in US dollars)
PACIFIC
BASIN/ASIA                        Shares                                                                  Value     Percent of
(continued)  Industries            Held               Investments                          Cost         (Note 1a)   Net Assets
Hong Kong    Building            11,002,219 ++Anhui Conch Cement Co. Ltd. 'H'        $    3,013,733   $    1,871,849    0.9%
             Products

             Insurance--            731,800 ++Pacific Century Insurance Holdings
             Multiline                          Limited                                     598,325          592,337    0.3

             Transportation       9,060,000   Sichuan Expressway Co. 'H'                    905,593          945,867    0.4

                                              Total Investments in Hong Kong              4,517,651        3,410,053    1.6


India        Banking                    800   State Bank of India                             5,934            4,375    0.0
                                     96,780   State Bank of India                           474,675          529,262    0.3
                                                                                     --------------   --------------  ------
                                                                                            480,609          533,637    0.3

             Building Products          100 ++Associated Cement Companies Ltd.                  330              395    0.0
                                      7,110 ++Associated Cement Companies Ltd.               23,476           28,089    0.0
                                      8,000   Associated Cement Companies Ltd.
                                                (Rights)                                      4,467            5,361    0.0
                                                                                     --------------   --------------  ------
                                                                                             28,273           33,845    0.0

             Business & Public       62,838 ++Pentafour Software & Exports Ltd.           1,106,893        1,654,013    0.8
             Services                29,870 ++Satyam Computer Services Limited            1,056,086          874,479    0.4
                                                                                     --------------   --------------  ------
                                                                                          2,162,979        2,528,492    1.2

             Chemicals                  170   Reliance Industries Ltd.                          726              693    0.0
                                    177,785 ++Reliance Industries Ltd.                      650,372          725,343    0.3
                                                                                     --------------   --------------  ------
                                                                                            651,098          726,036    0.3

             Energy Sources          92,414   BSES Ltd. (GDR)(b)                          1,183,826          901,037    0.4
                                        682   Bombay Electrical Supply                        3,819            2,349    0.0
                                                                                     --------------   --------------  ------
                                                                                          1,187,645          903,386    0.4

             Financial Services          39   Housing Development Finance
                                                Corporation Ltd. (HDFC)                       3,324            2,001    0.0
                                  1,004,527   ICICI Ltd.                                  1,709,178        1,704,750    0.8
                                     80,850   ICICI Ltd. (GDR)(b)                           829,133          808,500    0.4
                                                                                     --------------   --------------  ------
                                                                                          2,541,635        2,515,251    1.2

             Food & Household        68,795 ++Hindustan Lever Limited                     2,762,014        3,780,469    1.8
             Products

             Leisure & Tourism       51,397 ++EIH Limited                                   575,881          249,212    0.1

             Metals--Non-Ferrous    133,000   Hindalco Industries Ltd.                    1,347,790        1,930,051    0.9

             Oil Services               400   Hindustan Petroleum Corporation Ltd.            5,058            2,295    0.0

             Telecommunications      71,797   Videsh Sanchar Nigam Ltd. (GDR)(b)            928,676          886,693    0.4

                                              Total Investments in India                 12,671,658       14,089,367    6.6


Indonesia    Building Products    1,098,500   P.T. Semen Gresik (Persero) Tbk               836,725        2,386,314    1.1

             Telecommunications     123,835   P.T. Indosat (Persero) Tbk (ADR)(a)         3,227,397        2,414,783    1.2

                                              Total Investments in Indonesia              4,064,122        4,801,097    2.3


Malaysia+++  Banking                473,000   Malayan Banking Berhad                        993,395        1,419,000    0.7

             Energy Sources         713,000   Petronas Gas Berhad                         2,966,536        1,688,684    0.8

             Telecommunications   1,784,000   Telekom Malaysia Berhad                     4,655,281        6,666,526    3.1

             Tobacco                627,400   Rothmans of Pall Mall (Malaysia)
                                                Berhad                                    4,240,742        4,746,776    2.2

                                              Total Investments in Malaysia              12,855,954       14,520,986    6.8


Phili-       Banking                170,740   Metropolitan Bank & Trust Company           1,353,726        1,707,400    0.8
ppines
             Utilities--            603,160   Manila Electric Company 'B'                 2,077,599        2,174,550    1.0
             Electric & Gas

                                              Total Investments in the Philippines        3,431,325        3,881,950    1.8


South        Automobile              33,769 ++Hyundai Motor Company Ltd.                    566,960          800,828    0.4
Korea
             Banking                 48,580   Housing & Commercial Bank, Korea              815,450        1,531,896    0.7
                                     75,150   Kookmin Bank                                  692,266        1,525,723    0.7
                                                                                     --------------   --------------  ------
                                                                                          1,507,716        3,057,619    1.4

             Chemicals               13,790   Honam Petrochemical Corporation               212,442          321,667    0.1
                                     35,360   L.G. Chemical Limited                         431,923          962,281    0.5
                                                                                     --------------   --------------  ------
                                                                                            644,365        1,283,948    0.6

             Cosmetics               10,760   Pacific Corporation                           204,618          260,285    0.1

             Electronic              47,996   Samsung Display Devices Co., Ltd.           1,704,303        2,612,309    1.2
             Components

             Electronics             70,341   Samsung Electronics                         2,886,843        7,717,760    3.6

             Retail--Stores          24,160 ++Keumkang Development Ind. Company             206,479          320,394    0.2

             Steel                   32,746   Pohang Iron & Steel Company, Ltd.
                                                (ADR)(a)                                    499,377        1,101,084    0.5

             Telecommunications     110,066 ++Korea Telecom Corporation (ADR)(a)          3,035,664        4,402,640    2.1

             Utilities--            158,350   Korea Electric Power Corporation            3,823,755        6,580,246    3.1
             Electric               287,307   Korea Electric Power Corporation
                                                (ADR)(a)                                  3,657,450        5,889,794    2.8
                                                                                     --------------   --------------  ------
                                                                                          7,481,205       12,470,040    5.9

                                              Total Investments in South Korea           18,737,530       34,026,907   16.0


Taiwan       Banking                    545   Bank Sinopac                                      235              380    0.0
                                  3,243,240 ++E. Sun Commercial Bank                      2,271,667        1,807,938    0.8
                                                                                     --------------   --------------  ------
                                                                                          2,271,902        1,808,318    0.8

             Building Products      605,000   Asia Cement Corporation                       523,604          543,357    0.3
                                    628,000   Taiwan Cement Corporation                     569,152          486,219    0.2
                                                                                     --------------   --------------  ------
                                                                                          1,092,756        1,029,576    0.5

             Chemicals            1,363,446   Formosa Plastic Corporation                 2,468,079        2,871,302    1.4

             Electronic             471,636 ++Mosel Vitelic, Inc.                           522,759          331,562    0.2
             Components

             Financial            1,327,000 ++Grand Cathay Securities Corporation           912,702        1,047,956    0.5
             Securities

             Financial              386,000 ++China Development Industrial Bank Inc.        767,464          962,310    0.5
             Services

             Health Insurance       463,000   Cathay Life Insurance Co., Ltd.             1,583,994        1,663,301    0.8

             Semiconductors       1,313,640 ++Taiwan Semiconductor Manufacturing
                                                Company                                   2,274,450        5,024,297    2.3

             Steel                2,089,500   China Steel Corporation                     1,314,133        1,578,935    0.7

             Transportation--       618,335 ++Yang Ming Marine Transport Corp.              683,132          402,138    0.2
             Marine

                                              Total Investments in Taiwan                13,891,371       16,719,695    7.9


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                           (in US dollars)
PACIFIC
BASIN/ASIA                        Shares                                                                  Value     Percent of
(concluded)  Industries            Held               Investments                          Cost         (Note 1a)   Net Assets
Thailand     Banking                554,000 ++Bangkok Bank Public Company Limited
                                                'Foreign'                            $    1,338,620   $    2,074,681    1.0%
                                  1,297,000   Siam Commercial Bank Public Company
                                                Limited (Warrants)(d)                             0          835,923    0.4
                                    979,300 ++Thai Farmers Bank Public Company
                                                Limited 'Foreign'                         3,610,451        3,029,585    1.4
                                                                                     --------------   --------------  ------
                                                                                          4,949,071        5,940,189    2.8

             Broadcasting/Media     363,160   BEC World Public Company Limited
                                                'Foreign'                                 3,123,757        2,266,670    1.1

             Building Materials      23,349 ++The Siam Cement Public Company Limited        571,282          709,657    0.3

                                              Total Investments in Thailand               8,644,110        8,916,516    4.2

                                              Total Investments in the Pacific
                                              Basin/Asia                                 81,844,921      102,452,923   48.2

SHORT-TERM                         Face
SECURITIES                        Amount

             Commercial      US$  9,650,000   General Motors Acceptance Corp.,
             Paper*                             5.63% due 7/01/1999                       9,650,000        9,650,000    4.5

                                              Total Investments in Short-Term
                                              Securities                                  9,650,000        9,650,000    4.5


             Total Investments                                                       $  187,729,650      212,287,148   99.8
                                                                                     ==============
             Unrealized Depreciation on Forward Foreign Exchange Contracts**                                (468,835)  (0.2)

             Other Assets Less Liabilities                                                                   816,623    0.4
                                                                                                      --------------  ------
             Net Assets                                                                               $  212,634,936  100.0%
                                                                                                      ==============  ======


          -----------------
           ++Non-income producing security.
          +++Effective February 16, 1999, the Fund's Board of Directors
             adopted a change in valuation for Malaysian securities. The Fund will utilize a Malaysian exchange rate of 3.80 and record an estimated exit tax on the value of any investments made before
             February 15, 1999, based upon its value as of August 31, 1998, in the amount of 30% through March 31, 1999, 20% from April 1, 1999 through May 31, 1999 and 10% from June 1, 1999 through August 31,
             1999. These changes are due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at
             3.80 until September 1, 1999 and initiated a tax at various rates, as described above, on any funds repatriated from
             Malaysia.
          (a)American Depositary Receipts (ADR). (b)Global Depositary Receipts
          (GDR).
          (c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
          (d)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
            *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
           **Forward foreign exchange contracts sold as of June 30, 1999 were as follows:

                                                                    Unrealized
             Foreign                   Expiration      Depreciation
             Currency Sold                Date           (Note 1b)

             KRW 18,000,000,000        April 2000       $ (468,835)

             Total Unrealized Depreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$15,000,000)              $ (468,835)
                                                        ==========


             See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1999
Assets:             Investments, at value (identified cost--$187,729,650) (Note 1a)                       $  212,287,148
                    Foreign cash (Note 1c)                                                                       965,548
                    Receivables:
                       Securities sold                                                    $   1,921,158
                       Dividends                                                                949,100
                       Capital shares sold                                                      488,836        3,359,094
                                                                                         --------------
                    Prepaid expenses and other assets (Note 1f)                                                   23,757
                                                                                                          --------------
                    Total assets                                                                             216,635,547
                                                                                                          --------------

Liabilities:        Unrealized depreciation on forward foreign exchange
                    contracts (Note 1b)                                                                          468,835
                    Payables:
                       Securities purchased                                                   1,089,061
                       Capital shares redeemed                                                  793,439
                       Investment adviser (Note 2)                                              183,750
                       Distributor (Note 2)                                                      99,394        2,165,644
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,366,132
                                                                                                          --------------
                    Total liabilities                                                                          4,000,611
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  212,634,936
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                         $      699,753
                    Class B Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                795,743
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                154,096
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                166,302
                    Paid-in capital in excess of par                                                         449,083,577
                    Accumulated distributions in excess of investment
                    income--net (Note 1g)                                                                     (2,542,794)
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net (Note 6)                                             (231,616,998)
                    Accumulated distributions in excess of realized capital
                    gains on investments and foreign currency
                    transactions--net (Note 1g)                                                              (27,312,230)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         23,207,487
                                                                                                          --------------
                    Net assets                                                                            $  212,634,936
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $83,114,734 and 6,997,528
Value:                       shares outstanding                                                           $        11.88
                                                                                                          ==============
                    Class B--Based on net assets of $92,104,098 and 7,957,431
                             shares outstanding                                                           $        11.57
                                                                                                          ==============
                    Class C--Based on net assets of $17,768,346 and 1,540,963
                             shares outstanding                                                           $        11.53
                                                                                                          ==============
                    Class D--Based on net assets of $19,647,758 and 1,663,022
                             shares outstanding                                                           $        11.81
                                                                                                          ==============


                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


CONSOLIDATED STATEMENT OF OPERATIONS
                       For the Year Ended June 30, 1999
Investment Income   Dividends (net of $572,802 foreign withholding tax)                                   $    5,514,199
(Notes 1d & 1e):    Interest and discount earned                                                               4,353,785
                                                                                                          --------------
                    Total income                                                                               9,867,984
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                     $   2,512,044
                    Account maintenance and distribution fees--Class B (Note 2)               1,023,333
                    Custodian fees                                                              820,843
                    Transfer agent fees--Class B (Note 2)                                       445,084
                    Transfer agent fees--Class A (Note 2)                                       399,660
                    Accounting services (Note 2)                                                205,571
                    Account maintenance and distribution fees--Class C (Note 2)                 200,590
                    Printing and shareholder reports                                            159,115
                    Professional fees                                                           109,881
                    Transfer agent fees--Class C (Note 2)                                        88,818
                    Transfer agent fees--Class D (Note 2)                                        71,761
                    Registration fees (Note 1f)                                                  70,593
                    Account maintenance fees--Class D (Note 2)                                   49,691
                    Directors' fees and expenses                                                 44,243
                    Dividend fees                                                                22,033
                    Pricing fees                                                                 12,599
                    Other                                                                        63,806
                                                                                         --------------
                    Total expenses                                                                             6,299,665
                                                                                                          --------------
                    Investment income--net                                                                     3,568,319
                                                                                                          --------------


Realized &          Realized loss from:
Unrealized Gains       Investments--net                                                    (122,154,044)
(Loss) on              Foreign currency transactions--net                                    (2,588,902)    (124,742,946)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net      Investments--net                                                     103,728,131
(Notes 1b, 1c,         Foreign currency transactions--net                                    (1,206,088)     102,522,043
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                    (22,220,903)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $  (18,652,584)
                                                                                                          ==============

                    See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                  For the Year
                                                                                                 Ended June 30,
                    Increase (Decrease) in Net Assets:                                        1999            1998
Operations:         Investment income--net                                                $   3,568,319   $      282,261
                    Realized loss on investments and foreign currency trans-
                    actions--net                                                           (124,742,946)    (116,151,091)
                    Change in unrealized appreciation/depreciation on investments and
                    foreign currency transactions--net                                      102,522,043     (227,927,015)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from operations                    (18,652,584)    (343,795,845)
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to       Class A                                                                       --       (3,476,156)
Shareholders           Class B                                                                       --       (1,510,618)
(Note 1g):             Class C                                                                       --         (306,010)
                       Class D                                                                       --         (421,011)
                    In excess of investment income--net:
                       Class A                                                                       --       (2,738,268)
                       Class B                                                                       --       (1,189,956)
                       Class C                                                                       --         (241,052)
                       Class D                                                                       --         (331,643)
                    In excess of realized gain on investments--net:
                       Class A                                                                 (567,181)     (14,124,131)
                       Class B                                                                 (682,842)     (10,342,043)
                       Class C                                                                 (135,257)      (1,974,039)
                       Class D                                                                 (129,720)      (1,891,446)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (1,515,000)     (38,546,373)
                                                                                         --------------   --------------


Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                           (215,573,715)    (184,994,706)
(Note 4):                                                                                --------------   --------------


Net Assets:         Total decreasein net assets                                            (235,741,299)    (567,336,924)
                    Beginning of year                                                       448,376,235    1,015,713,159
                                                                                         --------------   --------------
                    End of year                                                          $  212,634,936   $  448,376,235
                                                                                         ==============   ==============


                    See Notes to Consolidated Financial Statements.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


CONSOLIDATED FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have
                    been derived from information provided in the
                    financial statements.                                                  Class A
                                                                                 For the Year Ended June 30,
                    Increase (Decrease) in Net Asset Value:             1999++     1998++    1997++    1996++      1995
Per Share           Net asset value, beginning of year                $  10.44   $  17.23  $  15.05  $  13.35   $  14.61
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .18        .08       .36       .23        .24
                    Realized and unrealized gain (loss) on
                    investments and foreign currency trans-
                    actions--net                                          1.32      (6.18)     2.21      1.71       (.40)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.50      (6.10)     2.57      1.94       (.16)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.12)     (.28)     (.24)      (.04)
                      In excess of investment income--net                   --       (.09)       --        --         --
                      Realized gain on investments--net                     --         --      (.11)       --       (.60)
                         In excess of realized gain on
                      investments--net                                    (.06)      (.48)       --        --       (.46)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.06)      (.69)     (.39)     (.24)     (1.10)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.88   $  10.44  $  17.23  $  15.05   $  13.35
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  14.60%    (36.00%)   17.66%    14.82%     (1.67%)
Return:**                                                             ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             1.97%      1.63%     1.53%     1.54%      1.62%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               1.94%       .53%     2.32%     1.66%      1.56%
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of year (in thousands)            $ 83,115   $219,422  $471,790  $342,884   $350,081
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  84.92%     98.16%    86.68%    71.01%     63.37%
                                                                      ========   ========  ========  ========   ========


                                                                                           Class B
                                                                                                                 For the
                    The following per share data and ratios have                                                  Period
                    been derived from information provided in the                                                July 1,
                    financial statements.                                                                      1994++++ to
                                                                            For the Year Ended June 30,          June 30,
                    Increase (Decrease) in Net Asset Value:             1999++     1998++    1997++    1996++      1995
Per Share           Net asset value, beginning of period              $  10.28   $  17.04  $  14.90  $  13.24   $  14.54
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                          .08       (.07)      .19       .09        .08
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.27      (6.08)     2.20      1.69       (.32)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.35      (6.15)      2.39      1.78      (.24)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.07)     (.14)     (.12)        --
                      In excess of investment income--net                   --       (.06)       --        --         --
                      Realized gain on investments--net                     --         --      (.11)       --       (.60)
                         In excess of realized gain on
                    investments--net                                      (.06)      (.48)       --        --       (.46)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.06)      (.61)     (.25)     (.12)     (1.06)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.57   $  10.28  $  17.04  $  14.90   $  13.24
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  13.37%    (36.68%)   16.39%    13.63%     (2.22%)+++
Return:**                                                             ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             3.04%      2.67%     2.57%     2.56%      2.79%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .91%      (.53%)    1.22%      .65%      1.01%*
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $ 92,104   $164,929  $398,468  $302,183   $162,774
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  84.92%     98.16%    86.68%    71.01%     63.37%
                                                                      ========   ========  ========  ========   ========

                                                                                          Class C
                                                                                                                For the
                    The following per share data and ratios have                                                 Period
                    been derived from information provided in the                                             October 21,
                    financial statements.                                                                     1994++++ to
                                                                            For the Year Ended June 30,         June 30,
                    Increase (Decrease) in Net Asset Value:             1999++    1998++    1997++     1996++     1995
Per Share           Net asset value, beginning of period              $  10.24   $  16.99  $  14.87  $  13.22   $  16.71
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                          .08       (.07)      .18       .09        .08
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.27      (6.08)     2.20      1.70      (2.50)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.35      (6.15)     2.38      1.79      (2.42)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.07)     (.15)     (.14)      (.01)
                      In excess of investment income--net                   --       (.05)       --        --         --
                      Realized gain on investments--net                     --         --      (.11)       --       (.60)
                         In excess of realized gain on
                      investments--net                                    (.06)      (.48)       --        --       (.46)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.06)      (.60)     (.26)     (.14)     (1.07)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.53   $  10.24  $  16.99  $  14.87   $  13.22
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  13.42%    (36.69%)   16.37%    13.68%    (14.97%)+++
Return:**                                                             ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             3.04%      2.68%     2.58%     2.56%      2.96%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .90%      (.51%)    1.19%     0.67%      1.32%*
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $ 17,768   $ 32,339  $ 71,769  $ 46,983   $ 18,573
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  84.92%     98.16%    86.68%    71.01%     63.37%
                                                                      ========   ========  ========  ========   ========

                -----------------
                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales
loads.

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
                                                                                             Class D
                                                                                                                For the
                    The following per share data and ratios have                                                 Period
                    been derived from information provided in the                                             October 21,
                    financial statements.                                                                     1994++++ to
                                                                            For the Year Ended June 30,         June 30,
                    Increase (Decrease) in Net Asset Value:             1999++     1998++    1997++    1996++     1995
Per Share           Net asset value, beginning of period              $  10.41   $  17.19  $  15.02  $  13.33   $  16.77
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .16        .04       .32       .21        .13
                    Realized and unrealized gain (loss) on
                    investments and foreign currency trans-
                    actions--net                                          1.30      (6.15)     2.20      1.69      (2.48)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.46      (6.11)     2.52      1.90      (2.35)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.11)     (.24)     (.21)      (.03)
                      In excess of investment income--net                   --       (.08)       --        --         --
                      Realized gain on investments--net                     --         --      (.11)       --       (.60)
                         In excess of realized gain on
                      investments--net                                    (.06)      (.48)       --        --       (.46)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.06)      (.67)     (.35)     (.21)     (1.09)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.81   $  10.41  $  17.19  $  15.02   $  13.33
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  14.26%    (36.13%)   17.30%    14.55%    (14.49%)+++
Return:**                                                             ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             2.20%      1.88%     1.78%     1.76%      2.19%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               1.74%       .28%     2.06%     1.48%      2.10%*
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $ 19,648   $ 31,686  $ 73,686  $ 57,821   $ 21,899
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  84.92%     98.16%    86.68%    71.01%     63.37%
                                                                      ========   ========  ========  ========   ========

                -----------
                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales
loads.

                    See Notes to Consolidated Financial Statements.



NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non- diversified, open-end management investment company. The Fund's consolidated financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex- dividend dates. Dividends from foreign securities where the ex- dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income and realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,534,408 have been reclassified between accumulated distributions in excess of net investment income and accumulated distributions in excess of net realized capital gains, $4,213,639 has been reclassified between paid-in capital in excess of par and accumulated distribution in excess of net investment income and $21 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account
                                        Maintenance    Distribution
                                            Fee            Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD          MLPF&S

Class A                                $1,117        $16,684
Class D                                $2,167        $31,038


For the year ended June 30, 1999, MLPF&S received contingent deferred sales charges of $447,441 and $7,544 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $30,000 relating to transactions subject to front-end sales charge waivers in Class A Shares.

In addition, MLPF&S received $290,563 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1999 were $195,418,481 and $376,209,356, respectively.

Net realized losses for the year ended June 30, 1999 and net unrealized gains (losses) as of June 30, 1999 were as follows:

                                                 Unrealized
                                   Realized        Gains
                                    Losses        (Losses)

Long-term investments           $(121,413,203)  $ 24,557,497
Short-term investments               (740,841)            --
Foreign currency transactions      (2,588,902)      (881,175)
Forward foreign exchange
contracts                                  --       (468,835)
                                -------------   ------------
Total                           $(124,742,946)  $ 23,207,487
                                =============   ============


As of June 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $20,166,150, of which $40,272,341 related to appreciated securities and $20,106,191 related to depreciated securities. The aggregate cost of investments at June 30, 1999 for Federal income tax purposes was $192,120,998.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $215,573,715 and $184,994,706 for the years ended June 30, 1999 and June 30,
1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended June 30, 1999                     Shares            Amount

Shares sold                            1,619,556      $  15,898,254
Shares issued to shareholders
in reinvestment of distributions          59,063            489,047
                                   -------------      -------------
Total issued                           1,678,619         16,387,301
Shares redeemed                      (15,707,343)      (133,315,366)
                                   -------------      -------------
Net decrease                         (14,028,724)     $(116,928,065)
                                   =============      =============


Class A Shares for the Year                               Dollar
Ended June 30, 1998                     Shares            Amount

Shares sold                           11,519,583      $ 161,951,614
Shares issued to shareholders
in reinvestment of dividends
and distributions                      1,430,204         17,663,020
                                   -------------      -------------
Total issued                          12,949,787        179,614,634
Shares redeemed                      (19,311,328)      (246,084,606)
                                   -------------      -------------
Net decrease                          (6,361,541)     $ (66,469,972)
                                   =============      =============


Class B Shares for the Year                               Dollar
Ended June 30, 1999                     Shares            Amount

Shares sold                            1,372,844      $  12,591,100
Shares issued to shareholders
in reinvestment of distributions          73,184            594,258
                                   -------------      -------------
Total issued                           1,446,028         13,185,358
Automatic conversion of shares          (190,641)        (1,779,556)
Shares redeemed                       (9,342,483)       (83,600,044)
                                   -------------      -------------
Net decrease                          (8,087,096)     $ (72,194,242)
                                   =============      =============


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                               Dollar
Ended June 30, 1998                     Shares            Amount

Shares sold                            4,893,597      $  71,910,397
Shares issued to shareholders
in reinvestment of dividends
and distributions                        933,535         11,426,467
                                   -------------      -------------
Total issued                           5,827,132         83,336,864
Automatic conversion of shares          (217,370)        (2,811,462)
Shares redeemed                      (12,949,733)      (170,607,474)
                                   -------------      -------------
Net decrease                          (7,339,971)     $ (90,082,072)
                                   =============      =============


Class C Shares for the Year                               Dollar
Ended June 30, 1999                     Shares            Amount

Shares sold                              302,107      $   2,904,136
Shares issued to shareholders
in reinvestment of distributions          14,361            116,179
                                   -------------      -------------
Total issued                             316,468          3,020,315
Shares redeemed                       (1,933,187)       (17,202,260)
                                   -------------      -------------
Net decrease                          (1,616,719)     $ (14,181,945)
                                   =============      =============


Class C Shares for the Year                               Dollar
Ended June 30, 1998                     Shares            Amount

Shares sold                            1,356,907      $  19,858,908
Shares issued to shareholders
in reinvestment of dividends
and distributions                        181,874          2,217,051
                                   -------------      -------------
Total issued                           1,538,781         22,075,959
Shares redeemed                       (2,604,945)       (34,584,547)
                                   -------------      -------------
Net decrease                          (1,066,164)     $ (12,508,588)
                                   =============      =============


Class D Shares for the Year                               Dollar
Ended June 30, 1999                     Shares            Amount

Shares sold                              630,224      $   5,544,815
Automatic conversion of shares           187,608          1,779,556
Shares issued to shareholders
in reinvestment of distributions          13,643            112,554
                                   -------------      -------------
Total issued                             831,475          7,436,925
Shares redeemed                       (2,213,300)       (19,706,389)
                                   -------------      -------------
Net decrease                          (1,381,825)     $ (12,269,464)
                                   =============      =============


Class D Shares for the Year                               Dollar
Ended June 30, 1998                     Shares            Amount

Shares sold                            2,736,989      $  41,244,505
Automatic conversion of shares           215,130          2,811,462
Shares issued to shareholders
in reinvestment of dividends
and distributions                        181,728          2,240,703
                                   -------------      -------------
Total issued                           3,133,847         46,296,670
Shares redeemed                       (4,374,540)       (62,230,744)
                                   -------------      -------------
Net decrease                          (1,240,693)     $ (15,934,074)
                                   =============      =============


5. Commitments:
At June 30, 1999, the Fund entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $598,000 and $755,000, respectively.

6. Capital Loss Carryforward:
At June 30, 1999, the Fund had a net capital loss carryforward of approximately $226,180,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Developing Capital Markets Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 1999, the related consolidated statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five- year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1999 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 1999, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 16, 1999



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1999


IMPORTANT TAX INFORMATION (unaudited)

During the fiscal year ended June 30, 1999, Merrill Lynch Developing Capital Markets Fund, Inc. paid a long-term capital gains distribution of $.058926 per share to shareholders of record on December 14, 1998. All of this long-term capital gains distribution is subject to the 20% tax rate.

Please retain this information for your records.




EQUITY PORTFOLIO CHANGES (unaudited)


For the Quarter Ended June 30, 1999


Additions

*Anglo American Corporation of South
   Africa Limited
 Anglo American PLC
 Associated Cement Companies Ltd.
 Bezeq Israeli Telecommunication
   Corporation Ltd.
 Cemex, SA de CV--CPO
*Commercial Bank of Greece
 Companhia Brasileira de Distribuicao
   Grupo Pao de Acucar SA (ADR)
 Companhia Cervejaria Brahma (ADR)
 De Beers (ADR)
 Ege Biracilik Ve Malt Sanayii AS
 Fomento Economico Mexicano, SA de CV
   (ADR)
 Grand Cathay Securities Corporation
 Grupo Industrial Bimbo, SA de CV 'A'
 Grupo Sanborns SA 'B1'
 ICICI Ltd. (GDR)
 Impala Platinum Holdings Limited
 Koor Industries Limited (ADR)
 Korea Telecom Corporation (ADR)
 LUKoil Holding (ADR)
 Liberty International PLC
 Liberty Life Association of Africa Limited
 Magyar Tavkozlesi Rt. (ADR)
 Metro Cash and Carry Limited
*PT Bank Internasional Indonesia 'Foreign'
 Pacific Century Insurance Holdings
   Limited
*Portugal Telecom SA (Registered Shares)
 Reliance Industries Ltd.
*Synergon Info Systems Ltd. (GDR)
 Satyam Computer Services Limited
*Siam Commercial Bank Public Company
   Limited 'Foreign'
 State Bank of India
 Telecom Argentina Stet-France Telecom
   SA (ADR)
 Telecomunicacoes Brasileiras SA--Telebras (ADR)
 Telefonica de Argentina SA (ADR)
 The Siam Cement Public Company
   Limited
 Yapi ve Kredi Bankasi AS (Receipts)


Deletions

*Anglo American Corporation of South
   Africa Limited
 BSES Ltd.
 Banco Santander Chile (ADR)
*Commercial Bank of Greece
 Credicorp Limited
 Debica SA
 Karachi Electric Supply
 Minorco SA (Minerals & Resources
   Corporation Limited)
 National Bank of Greece SA
*PT Bank Internasional Indonesia 'Foreign'
*Portugal Telecom SA (Registered Shares)
*Synergon Info Systems Ltd. (GDR)
 Shinhan Bank
*Siam Commercial Bank Public Company
   Limited 'Foreign'
 Teva Pharmaceutical Industries Ltd. (ADR)
 YPF Sociedad Anonima (ADR)

----------------
*Added and deleted in the same quarter.




PORTFOLIO INFORMATION (unaudited)

Ten Largest Equity Holdings                    Percent of
As of June 30, 1999                            Net Assets

Korea Electric Power Corporation*                  5.9%
Samsung Electronics                                3.6
Telekom Malaysia Berhad                            3.1
Tele Norte Leste Participacoes SA*                 2.9
Telefonos de Mexico SA (ADR)                       2.9
Grupo Televisa SA (GDR)                            2.6
Taiwan Semiconductor Manufacturing Company         2.3
Rothmans of Pall Mall (Malaysia) Berhad            2.2
Korea Telecom Corporation (ADR)                    2.1
Hindustan Lever Limited                            1.8

-----------
*Includes combined holdings.


                                                                 Exhibit 17(c)



                                MERRILL LYNCH
                                  DEVELOPING
                               CAPITAL MARKETS
                                  FUND, INC.



                                  FUND LOGO



                              Semi-Annual Report

                              December 31, 1999





Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Developing
Capital Markets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.


Map Depicting the Fund's Asset Allocation As a Percentage* of Net Assets as of December 31, 1999

Venezuela                                   0.2%
Brazil                                     12.1%
Spain                                       0.1%
Hungary                                     2.6%
Czech Republic                              0.4%
Poland                                      0.9%
Russia                                      1.7%
Greece                                      2.0%
Turkey                                      2.9%
India                                       9.0%
Thailand                                    2.4%
China                                       0.5%
Hong Kong                                   0.7%
South Korea                                16.9%
Mexico                                     13.2%
Peru                                        0.3%
Argentina                                   0.9%
Egypt                                       0.2%
South Africa                               10.2%
Israel                                      2.1%
Malaysia                                    5.4%
Indonesia                                   1.9%
Singapore                                   0.6%
Taiwan                                     10.1%
Philippines                                 0.9%

---------------
*Total may not equal 100%.


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


DEAR SHAREHOLDER

During the six-month period ended December 31, 1999, total returns for Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +21.89, +21.35%, +21.34% and +21.85%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included.) The total return of the unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index rose 18.98% during the same period. The Fund's outperformance is attributable to stock selection in South Korea, India, South Africa and Mexico compared to their relative markets.

Investment Overview
Emerging stock market gains in 1999 more than reversed the declines from the previous two years with a 66.41% rise during 1999, as measured by the MSCI EMF Index. We believe this rally was based on fundamental factors, and we believe it can continue. These factors include: the strength of US demand for goods, an upturn in the commodity cycle, the recovery of several of the countries that were in crisis, the improved perception of risk in emerging markets, and a revaluation of the companies involved in technology and Internet- related businesses.

A factor that was an important impetus early in 1999 was the growth policy bias in the world's major economies. Most notably, the monetary policy of the US Federal Reserve Board was relatively easy and US demand was strong. This reflationary bias was also pervasive in Europe and in Japan. Prices of some commodities recovered and this was beneficial to producers and exporters. This recovery supported portfolio holdings such as Companhia Vale do Rio Doce 'A' (Preferred) in Brazil and Impala Platinum Holdings Limited in South Africa. The strength of US demand for electronics goods benefited semiconductor makers such as Samsung Electronics, the largest holding in our portfolio, and Taiwan Semicon-ductor Manufacturing Company, an integrated circuit foundry.

A clear beneficiary of reflation has been Mexico because of its trading relationship with the United States and its exports of oil. Mexican economic growth projections were raised throughout 1999, supported by a recovery in indicators such as industrial production, exports and retail sales. As these came through, corporate earnings estimates were revised upward as well.

An example of a company whose earnings outlook is improving is Tubos de Acero de Mexico SA (Tamsa), a Mexican seamless pipe producer. For most of 1999, the stock had languished at all-time lows given the poor outlook for both of these sectors. However, the recent surge in oil prices has prompted oil companies to expand their rig drilling projects for 2000. This bodes well for Tamsa as it dominates the deep well pipe market. We also like the fact that each of a few producers affects the market in the seamless pipe industry but does not control it. This prevented the huge price declines witnessed earlier in 1999 for other more commodity-like steels. Tamsa is a subsidiary of the Italian DST group, which controls more than 30% of the global market and therefore enjoys a certain amount of price protection. Tamsa stock has begun to move given the turnaround in sentiment.

During the period, another driving factor was evidence that the economies in Asia were recovering and that critical reforms were being undertaken to prevent a recurrence of the crises. The greatest progress in recovery has been made by South Korea at the same time that its banking sector is undergoing reforms. Furthermore, important companies throughout the region were restructuring by disposing of non-core assets. The Siam Cement Public Company Limited, one of our holdings in Thailand, is an example.

At the same time, the perception of risk by international investors in the emerging markets improved. This was evident in the successful issuances of securities by entities from Brazil, Malaysia, South Korea and Thailand in foreign markets. This allowed interest rates and the cost of capital to decline and stocks to rally.

Finally, a unique factor in 1999 was the positive reassessment and revaluation by investors of the telecommunications and technology companies in emerging markets. The stocks of companies in related businesses--including Internet service providers, software developers and cellular phone operators--rallied strongly in 1999. Nearly every initial public offering in this area was extremely successful. We expect the revaluation of these companies to sustain their rallies, and we believe we have positioned the Fund to participate in several of them, including Videsh Sanchar Nigam Ltd. (VSNL).

VSNL is an Indian company whose core business is to provide international long distance services. The company's monopoly position enables them to dominate access to the Internet and to sell international bandwidth to Internet service providers. The potential for VSNL to develop its Internet businesses is extremely attractive to us, but its basic telephony business is compelling on its own as it upgrades its network and as the Indian telephone traffic volume expands. Furthermore, in our opinion, its valuation implies that it is one of the most inexpensive telecommunications companies in the world.

In Conclusion
On January 19, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of Merrill Lynch Middle East/Africa Fund, Inc. in exchange for newly issued shares of the Fund. These Funds are registered, non-diversified, open-end management investment companies. Both entities have a similar investment objective and are managed by Merrill Lynch Asset Management, L.P.

We believe that the long-term potential of emerging markets is just starting to be realized, and that in recent years, crises have set the stage for stronger performance. We thank you for your continued interest in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager



January 21, 2000


To reduce shareholder expenses, Merrill Lynch Developing Capital Markets Fund, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.



Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 12/31/99                       +67.59%        +58.79%
Five Years Ended 12/31/99                 + 3.01         + 1.90
Ten Years Ended 12/31/99                  + 7.47         + 6.89


 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.



                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 12/31/99                       +65.96%        +61.96%
Five Years Ended 12/31/99                 + 1.93         + 1.93
Inception (7/01/94) to 12/31/99           + 2.19         + 2.19


 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 12/31/99                       +65.95%        +64.95%
Five Years Ended 12/31/99                 + 1.94         + 1.94
Inception (10/21/94) to 12/31/99          - 0.39         - 0.39


 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 12/31/99                       +67.33%        +58.54%
Five Years Ended 12/31/99                 + 2.76         + 1.66
Inception (10/21/94) to 12/31/99          + 0.41         - 0.62

 *Maximum sales charge is 5.25%. **Assuming maximum sales charge.



Recent
Performance
Results*

                                                                                             Ten Years/
                                                       3 Month            12 Month        Since Inception
As of December 31, 1999                              Total Return       Total Return        Total Return
ML Developing Capital Markets Fund Class A Shares+      +31.16%            +67.59%            +105.49%
ML Developing Capital Markets Fund Class B Shares       +30.85             +65.96             + 12.65
ML Developing Capital Markets Fund Class C Shares       +30.87             +65.95             -  1.99
ML Developing Capital Markets Fund Class D Shares       +31.06             +67.33             +  2.16

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten year/since inception periods are ten years for Class A Shares, from 7/01/94 for Class B Shares and from 10/21/94 for
 Class C & Class D Shares.

CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                          (in US dollars)

                                     Shares                                                                        Percent of
AFRICA       Industries               Held                   Investments                                  Value    Net Assets
South        Banking                  97,400    Nedcor Limited                                          $  2,169,724    1.0%
Africa
             Beverages               119,617    South African Breweries PLC                                1,217,565    0.5
                                          35    South African Breweries PLC (c)                                  356    0.0
                                                                                                        ------------  ------
                                                                                                           1,217,921    0.5

             Beverages & Tobacco      99,200    Rembrandt Group Limited                                      945,223    0.4

             Computers               110,200  ++Dimension Data Holdings Limited                              691,662    0.3

             Financial Services    1,576,289    FirstRand Limited                                          2,255,503    1.0

             Gold Mines               50,661    AngloGold Limited (ADR)(a)                                 1,301,354    0.6

             Health Insurance        360,046    Sanlam Limited                                               503,479    0.2

             Insurance                28,151    Liberty Life Association of Africa Limited                   324,995    0.1
                                      33,014    Standard Bank Investment Corporation Limited                 137,156    0.1
                                                                                                        ------------  ------
                                                                                                             462,151    0.2

             Metals--Non-Ferrous      49,723    Anglo American PLC                                         3,201,676    1.4
                                     593,432    Gencor Limited                                             2,581,188    1.1
                                      56,395    Impala Platinum Holdings Limited                           2,283,310    1.0
                                                                                                        ------------  ------
                                                                                                           8,066,174    3.5

             Miscellaneous            52,103    De Beers (ADR)(a)                                          1,507,730    0.7
             Materials &             553,968    Nampak Limited                                             1,666,408    0.7

             Commodities                                                                                   3,174,138    1.4
             Retail                1,159,941    Metro Cash and Carry Limited                               1,320,258    0.6
                                     211,720    Pepkor Limited                                               998,354    0.4
                                                                                                        ------------  ------
                                                                                                           2,318,612    1.0

             Retail--Stores           17,524    Edgars Consolidated Stores Limited                           223,965    0.1

             Steel                       379    Iscor Limited                                                  1,437    0.0

                                                Total Investments in Africa (Cost--$17,803,235)           23,331,343   10.2



Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                              (in US dollars)

                                     Shares                                                                        Percent of
EUROPE       Industries               Held                   Investments                                  Value    Net Assets
Czech        Banking--                21,508  ++Komercni Banka AS                                       $    349,152    0.1%
Republic     International

             Telephone                38,387  ++SPT Telecom AS                                               619,941    0.3
             Networks

                                                Total Investments in the Czech Republic                      969,093    0.4


Greece       Banking                   8,210    Alpha Credit Bank                                            643,106    0.3

             Beverages                17,352  ++Hellenic Bottling Co.                                        398,866    0.2

             Building & Construction   7,108    Titan Cement Company                                         424,206    0.2

             Cellular Telephones      18,328    Panafon Hellenic Telecom Co.                                 246,179    0.1

             Telecommunications      163,869    Hellenic Telecommunication Organization SA
                                                (OTE) (ADR)(a)                                             1,956,186    0.8
                                      31,900  ++STET Hellas Telecommunications SA (ADR)(a)                   964,975    0.4
                                                                                                        ------------  ------
                                                                                                           2,921,161    1.2

                                                Total Investments in Greece                                4,633,518    2.0


Hungary      Banking                  20,658    OTP Bank Rt. (GDR)(b)                                      1,192,999    0.6

             Oil & Related            56,942  ++MOL Magyar Olaj-es Gazipari Rt. (GDR)(b)                   1,167,311    0.5

             Telecommunications        1,183    Magyar Tavkozlesi Rt (ADR)(a)                                 42,588    0.0
                                     483,941    Magyar Tavkozlesi Rt.--Matav                               3,391,573    1.5
                                                                                                        ------------  ------
                                                                                                           3,434,161    1.5

                                                Total Investments in Hungary                               5,794,471    2.6


Poland       Banking                  16,808  ++Bank Polska Kasa Opieki Grupa Pekao SA                       218,545    0.1
                                      53,882    Wielkopolski Bank Kredytowy SA                               365,302    0.2
                                                                                                        ------------  ------
                                                                                                             583,847    0.3

             Financial Services       17,000    Bank Rozwoju Eksportu SA (BRE)                               539,225    0.2

             Multi-Industry           22,778  ++Elektrim Spolka Akcyjna SA                                   226,125    0.1

             Telephone                62,661    Telekomunikacja Polska SA                                    411,165    0.2
             Communications           53,800    Telekomunikacja Polska SA (GDR)(b)                           336,250    0.1
                                                                                                        ------------  ------
                                                                                                             747,415    0.3

                                                Total Investments in Poland                                2,096,612    0.9


Russia       Energy Sources        2,025,000    Irkutskenergo                                                151,875    0.1
                                      35,138    LUKoil Holding (ADR)(a)                                    1,827,176    0.8
                                                                                                        ------------  ------
                                                                                                           1,979,051    0.9

             Oil/Integrated--        109,632    Surgutneftegaz (ADR)(a)                                    1,574,250    0.7
             International

             Telecommuni-          3,268,800    Bashinformsvyaz                                              137,290    0.1
             cations                 150,704    Nizhnovsvyazinform                                           128,098    0.0
                                                                                                        ------------  ------
                                                                                                             265,388    0.1

             Utilities--           2,066,208    Bashkirenergo                                                115,708    0.0
             Electric

                                                Total Investments in Russia                                3,934,397    1.7


Spain        Internet Content          2,400  ++Terra Networks, SA                                           131,111    0.1

                                                Total Investments in Spain                                   131,111    0.1


Turkey       Banking             107,161,218  ++Turkiye Garanti Bankasi AS                                 1,620,959    0.7
                                  95,296,123    Yapi ve Kredi Bankasi AS                                   2,944,494    1.3
                                                                                                        ------------  ------
                                                                                                           4,565,453    2.0

             Beverages             8,186,933    Ege Biracilik Ve Malt Sanayii AS                             626,744    0.3

             Electronics           2,234,000  ++Vestel Elektronik Sanayi ve Ticaret AS                       535,731    0.2

             Retail                1,413,861    Migros Turk TAS                                              912,841    0.4

                                                Total Investments in Turkey                                6,640,769    2.9

                                                Total Investments in Europe (Cost--$22,362,999)           24,199,971   10.6


LATIN
AMERICA

Argentina    Oil & Related           203,276    Perez Companc SA 'B'                                       1,040,773    0.5

             Real Estate              17,083    IRSA Inversiones y Representaciones SA (GDR)(b)              550,927    0.2

             Telecommunications        9,022    Telecom Argentina Stet-France Telecom SA (ADR)(a)(c)         309,004    0.1
                                       7,819    Telefonica de Argentina SA (ADR)(a)                          241,412    0.1
                                                                                                        ------------  ------
                                                                                                             550,416    0.2

                                                Total Investments in Argentina                             2,142,116    0.9


Brazil       Banking              13,270,320    Banco Itau SA (Preferred)                                  1,140,188    0.5
                                      35,027    Uniao de Bancos Brasileiros SA (Unibanco) (GDR)(b)         1,055,188    0.5
                                                                                                        ------------  ------
                                                                                                           2,195,376    1.0

             Beverages             2,521,861    Companhia Cervejaria Brahma (Preferred)                    1,845,264    0.8
                                       5,163    Companhia Cervejaria Brahma (Preferred) (ADR)(a)              72,282    0.0
                                                                                                        ------------  ------
                                                                                                           1,917,546    0.8

             Metals & Steel          141,122    Companhia Vale do Rio Doce 'A' (Preferred)                 3,911,364    1.7

             Oil & Related         9,425,734    Petroleo Brasileiro SA--Petrobras (Preferred)              2,403,458    1.1

             Retail                   37,134    Companhia Brasileira de Distribuicao Grupo Pao
                                                de Acucar (ADR)(a)                                         1,199,892    0.5

             Telecommuni-        172,922,000    Embratel Participacoes SA                                  2,894,814    1.3
             cations              63,490,526    Tele Celular Sul Participacoes SA                            138,314    0.1
                                      18,500    Tele Centro Oeste Celular Participacoes SA (ADR)(a)          120,250    0.1
                                       6,400    Tele Leste Celular Participacoes SA (ADR)(a)                 272,000    0.1
                                       2,900    Tele Nordeste Celular Participacoes SA (ADR)(a)              146,450    0.1
                                     143,622    Tele Norte Leste Participacoes SA (ADR)(a)                 3,662,361    1.6
                                       8,896    Tele Sudeste Celular Participacoes SA (ADR)(a)               345,276    0.1
                                      42,623  ++Telecomunicacoes Brasileiras SA--Telebras (ADR)(a)               666    0.0
                                      18,417    Telecomunicacoes Brasileiras SA--Telebras
                                                (Preferred Block) (ADR)(a)                                 2,366,584    1.0
                                       7,980    Telesp Celular Participacoes SA (ADR)(a)                     338,152    0.1
                                  73,248,526    Telesp Participacoes SA                                    1,015,491    0.4
                                      44,699    Telesp Participacoes SA (ADR)(a)                           1,092,332    0.5
                                                                                                        ------------  ------
                                                                                                          12,392,690    5.4


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                              (in US dollars)

LATIN
AMERICA                              Shares                                                                        Percent of
(concluded)  Industries               Held                   Investments                                  Value    Net Assets
Brazil       Utilities            39,450,000    Centrais Eletricas Basileiras SA--Eletrobras            $    864,007    0.4%
(concluded)  --Electric          124,982,270    Companhia Energetica de Minas Gerais SA
                                                --CEMIG (Preferred)                                        2,805,866    1.2
                                                                                                        ------------  ------
                                                                                                           3,669,873    1.6

                                                Total Investments in Brazil                               27,690,199   12.1


Mexico       Beverages & Tobacco     131,725    Panamerican Beverages, Inc. 'A' (US Registered Shares)     2,708,595    1.2

             Broadcasting/Media      109,881  ++Grupo Televisa SA (GDR)(b)                                 7,499,378    3.3
                                     456,215    TV Azteca, SA de CV (ADR)(a)                               4,105,935    1.8
                                                                                                        ------------  ------
                                                                                                          11,605,313    5.1

             Building Materials       87,775    Cemex, SA de CV                                              491,503    0.2
                                      57,009  ++Cemex, SA de CV (ADR)(a)                                   1,589,126    0.7
                                       3,563    Cemex, SA de CV (ADR) (Warrants)(a)(d)                        14,697    0.0
                                       5,000    Cemex, SA de CV (Warrants)(d)                                  4,226    0.0
                                                                                                        ------------  ------
                                                                                                           2,099,552    0.9

             Diversified Companies    47,142  ++Grupo Sanborns, SA 'B1'                                      102,104    0.0

             Financial Services--    102,500  ++Grupo Financiero Banamex Accival, SA de CV
                                                (Banacci) 'O'                                                412,058    0.2

             Commercial            1,822,400    Grupo Financiero Bancomer, SA de CV 'O'                      762,462    0.3
                                                                                                        ------------  ------
                                                                                                           1,174,520    0.5

             Food                    445,545  ++Grupo Industrial Bimbo, SA de CV 'A'                         988,531    0.4

             Healthcare/             714,360    Kimberly-Clark de Mexico, SA de CV 'A'                     2,784,985    1.2
             Personal Care

             Multi-Industry          215,292  ++Grupo Carso, SA de CV 'A1'                                 1,066,793    0.5

             Steel                    49,089    Tubos de Acero de Mexico SA (ADR)(a)                         665,770    0.3

             Telecommunications       61,873    Telefonos de Mexico SA (ADR)(a)                            6,960,712    3.1

                                                Total Investments in Mexico                               30,156,875   13.2


Peru         Financial Services       58,000    Credicorp Limited                                            696,000    0.3

                                                Total Investments in Peru                                    696,000    0.3


Venezuela    Telecommunications       15,076    Compania Anonima Nacional Telefonos de Venezuela
                                                (CANTV) (ADR)(a)                                             371,246    0.2

                                                Total Investments in Venezuela                               371,246    0.2

                                                Total Investments in Latin America (Cost--42,834,101)     61,056,436   26.7


MIDDLE
EAST


Egypt        Banking                  29,677  ++Commercial International Bank (GDR)(b)(c)                    418,446    0.2

                                                Total Investments in Egypt                                   418,446    0.2

Israel       Banking                 416,306    Bank Hapoalim                                              1,298,072    0.6
                                     552,450    Bank Leumi Le-Israel                                       1,163,473    0.5
                                                                                                        ------------  ------
                                                                                                           2,461,545    1.1

             Software--Computer        7,440  ++Check Point Software Technologies Ltd.                     1,477,770    0.6

             Telecommunications      161,009  ++Bezeq Israeli Telecommunication Corporation Ltd.             803,105    0.4

                                                Total Investments in Israel                                4,742,420    2.1

                                                Total Investments in the Middle East
                                                (Cost--3,833,167)                                          5,160,866    2.3


PACIFIC
BASIN/ASIA

China        Electrical &            578,500    Eastern Communication Co., Ltd. 'B'                          376,025    0.2
             Electronics

             Machinery &           2,775,774    Qingling Motor Company 'H'                                   339,249    0.2
             Engineering

             Utilities--           1,741,000    Beijing Datang Power Generation Company Limited 'H'          288,935    0.1
             Electric

                                                Total Investments in China                                 1,004,209    0.5


Hong Kong    Building Products    10,665,219  ++Anhui Conch Cement Co. Ltd. 'H'                              850,693    0.4

             Telecommunications &     31,000  ++i-CABLE Communications Limited (ADR)(a)                      790,500    0.3
             Equipment

                                                Total Investments in Hong Kong                             1,641,193    0.7


India        Banking                 122,543    State Bank of India                                          633,284    0.3

             Building Products           100    Associated Cement Companies Ltd.                                 571    0.0

             Business & Public        57,500    Pentafour Software & Exports Ltd. (New Shares)             1,766,383    0.8
             Services                 32,441  ++Satyam Computer Services Limited                           1,640,326    0.7
                                                                                                        ------------  ------
                                                                                                           3,406,709    1.5

             Chemicals                   160    Reliance Industries Ltd.                                         860    0.0
                                     177,795  ++Reliance Industries Ltd.                                     955,408    0.4
                                                                                                        ------------  ------
                                                                                                             956,268    0.4

             Computer Software         6,447  ++Infosys Technologies Limited                               2,151,903    0.9

             Energy Sources           24,930  ++BSES Ltd. (GDR)(b)                                           311,625    0.1
                                         682    Bombay Electrical Supply                                       2,995    0.0
                                                                                                        ------------  ------
                                                                                                             314,620    0.1

             Financial Services      837,015    ICICI Ltd.                                                 1,770,646    0.8
                                      46,250  ++ICICI Ltd. (ADR)(a)                                          682,187    0.3
                                                                                                        ------------  ------
                                                                                                           2,452,833    1.1

             Food & Household         49,685  ++Hindustan Lever Limited                                    2,570,505    1.1
             Products

             Leisure & Tourism        37,997  ++EIH Limited                                                  174,739    0.1

             Metals--Non-Ferrous     100,314    Hindalco Industries Ltd.                                   1,856,812    0.8
                                       5,015    Hindalco Industries Ltd. (GDR)(b)                            116,097    0.1
                                                                                                        ------------  ------
                                                                                                           1,972,909    0.9

             Oil & Gas Producers      45,119    Bharat Petroleum Corporation Ltd.                            407,306    0.2

             Oil Services                200  ++Hindustan Petroleum Corporation Ltd.                             842    0.0

             Pharmaceutical--          1,129    Ranbaxy Laboratories Limited (GDR)(b)                         24,386    0.0
             Prescription


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                              (in US dollars)
PACIFIC
BASIN/ASIA                           Shares                                                                        Percent of
(continued)  Industries               Held                   Investments                                  Value    Net Assets
India        Software--               48,000    Wipro Limited                                           $  2,870,508    1.2%
(concluded)  Application
             Development

             Telecommunications       70,740    Videsh Sanchar Nigam Ltd. (GDR)(b)                         1,718,982    0.8

             Tobacco                  53,000    ITC Limited                                                  810,416    0.4

                                                Total Investments in India                                20,466,781    9.0


Indonesia    Banking              38,428,000  ++PT Bank Internasional Indonesia                              826,409    0.3

             Foods/Food              714,000  ++PT Indofood Sukses Makmur Tbk                                895,699    0.4
             Processing

             Forest Products/      2,181,000  ++PT Indah Kiat Pulp & Paper Corporation Tbk                   859,892    0.4
             Paper & Packaging

             Telecommunications       25,526    PT Indosat (Persero) Tbk (ADR)(a)                            552,000    0.2
                                   2,240,000    PT Telekomunikasi Indonesia                                1,276,559    0.6
                                                                                                        ------------  ------
                                                                                                           1,828,559    0.8

                                                Total Investments in Indonesia                             4,410,559    1.9


Malaysia     Banking                 432,000    Malayan Banking Berhad                                     1,534,737    0.7

             Energy Sources          302,000    Petronas Gas Berhad                                          707,316    0.3

             Leisure                 594,000    Resorts World Berhad                                       1,703,842    0.7

             Telecommunications    1,608,000    Telekom Malaysia Berhad                                    6,220,421    2.7

             Tobacco                 141,100    British American Tobacco Berhad                            1,076,816    0.5

             Utilities--Electric     450,000    Tenaga Nasional Berhad                                     1,160,526    0.5

                                                Total Investments in Malaysia                             12,403,658    5.4


Philippines  Banking                 103,084    Metropolitan Bank & Trust Company                            743,641    0.3

             Utilities--             427,490    Manila Electric Company 'B'                                1,222,919    0.6
             Electric & Gas

                                                Total Investments in the Philippines                       1,966,560    0.9

Singapore    Electronic Components    19,917  ++Chartered Semiconductor Manufacturing
                                                Limited (ADR)(a)                                           1,434,024    0.6

                                                Total Investments in Singapore                             1,434,024    0.6


South        Automobile               45,153  ++Hyundai Motor Company Ltd.                                   716,083    0.3
Korea
             Banking                  46,350  ++Housing & Commercial Bank, Korea                           1,470,132    0.6
                                      79,028    Kookmin Bank                                               1,239,382    0.5
                                                                                                        ------------  ------
                                                                                                           2,709,514    1.1

             Chemicals                15,530    Honam Petrochemical Corporation                              217,557    0.1
                                      34,820    L.G. Chemical Limited                                      1,101,355    0.5
                                                                                                        ------------  ------
                                                                                                           1,318,912    0.6

             Computer Software        17,670    Haansoft Inc.                                                818,892    0.4

             Distribution            458,540  ++Kolon International Corporation                            2,262,400    1.0

             Electronic Components     4,506    Samsung Display Devices Co., Ltd.                            187,386    0.1

             Electronics              57,931    Samsung Electronics                                       13,576,781    5.9

             Finance                  35,960    Daewoo Securities                                            407,124    0.2
                                       7,480    Dongwon Securities                                           161,463    0.1
                                      24,510    Hyundai Securities                                           479,403    0.2
                                      11,974    LG Investment & Securities Company Limited                   203,611    0.1
                                      18,785    Samsung Securities Company Ltd.                              569,334    0.2
                                                                                                        ------------  ------
                                                                                                           1,820,935    0.8

             Food                      9,250    Cheil Jedang Corporation                                   1,067,621    0.5
                                       6,110    Cheil Jedang Corporation (Preferred)                         274,546    0.1
                                                                                                        ------------  ------
                                                                                                           1,342,167    0.6

             Oil & Gas Producers      24,520    SK Corporation                                               743,161    0.3

             Steel                    32,746    Pohang Iron & Steel Company Ltd. (ADR)(a)                  1,146,110    0.5

             Telecommunications       78,901    Korea Telecom Corporation (ADR)(a)                         5,897,850    2.6
                                       6,500  ++Korea Thrunet Co., Ltd. (Class A)                            440,375    0.2
                                      41,331    SK Telecom Co. Ltd. (ADR)(a)(c)                            1,586,070    0.7
                                                                                                        ------------  ------
                                                                                                           7,924,295    3.5

             Utilities--             131,340    Korea Electric Power Corporation                           4,073,276    1.8
             Electric

                                                Total Investments in South Korea                          38,639,912   16.9

Taiwan       Banking                     567    Bank Sinopac                                                     334    0.0
                                   3,749,266  ++E. Sun Commercial Bank                                     1,475,572    0.7
                                                                                                        ------------  ------
                                                                                                           1,475,906    0.7

             Building Products       250,600    Asia Cement Corporation                                      220,413    0.1
                                     256,800    Taiwan Cement Corporation                                    265,147    0.1
                                                                                                        ------------  ------
                                                                                                             485,560    0.2

             Chemicals             1,138,887    Formosa Plastic Corporation                                2,268,338    1.0

             Computer Equipment      150,150    Compal Electronics Inc.                                      504,806    0.2

             Computers               119,000    Quanta Computer Inc.                                         932,887    0.4

             Electrical              157,000  ++Chroma Ate Inc.                                              460,293    0.2
             Instruments

             Electronic              434,636  ++Mosel Vitelic, Inc.                                          692,537    0.3
             Components

             Electronic/             858,000  ++Vanguard International Semiconductor Corporation           1,121,032    0.5
             Semiconductors

             Electronics             662,000  ++United Microelectronics Corporation, Ltd.                  2,362,779    1.0

             Financial Securities    698,300    Grand Cathay Securities Corporation                          456,187    0.2

             Financial Services      514,400  ++China Development Industrial Bank Inc.                       819,630    0.4

             Health Insurance        503,450    Cathay Life Insurance Co., Ltd.                            1,211,296    0.5

             Semiconductors        1,825,640  ++Taiwan Semiconductor Manufacturing Company                 9,715,802    4.3

             Wire & Cable            782,000  ++Pacific Electrical Wire & Cable Co. Ltd.                     553,231    0.2

                                                Total Investments in Taiwan                               23,060,284   10.1


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                              (in US dollars)
PACIFIC
BASIN/ASIA                           Shares                                                                        Percent of
(concluded)  Industries               Held                   Investments                                  Value    Net Assets
Thailand     Banking                 527,700  ++Bangkok Bank Public Company Limited 'Foreign'           $  1,335,416    0.6%
                                   1,297,000    Siam Commercial Bank Public Company Limited
                                                (Warrants)(d)                                                604,622    0.3
                                     805,200  ++Thai Farmers Bank Public Company Limited 'Foreign'         1,351,295    0.6
                                                                                                        ------------  ------
                                                                                                           3,291,333    1.5

             Broadcasting/Media      150,860    BEC World Public Company Limited 'Foreign'                 1,068,960    0.5

             Building Materials       27,549  ++The Siam Cement Public Company Limited                       918,789    0.4

             Computers                10,300  ++Shin Corporations Public Company Limited                      86,702    0.0

                                                Total Investments in Thailand                              5,365,784    2.4

                                                Total Investments in the Pacific Basin/Asia
                                                (Cost--$77,514,120)                                      110,392,964   48.4


             Total Investments (Cost--$164,347,622)                                                      224,141,580   98.2

             Other Assets Less Liabilities                                                                 4,217,318    1.8
                                                                                                        ------------  ------
             Net Assets                                                                                 $228,358,898  100.0%
                                                                                                        ============  ======


           ++Non-income producing security.
          (a)American Depositary Receipts (ADR).
          (b)Global Depositary Receipts (GDR).
          (c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
          +++On October 21, 1998, the Fund's Board of Directors decided to discount the current Malaysian exchange rate of 3.80 by 12%. This is due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at 3.80 until September 1, 1999. The discount will be amortized on a daily basis from 12% to zero
          (a)American Depositary Receipts (ADR). (b)Global Depositary Receipts
          (GDR).
          (c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
          (d)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.


             See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1999
Assets:             Investments, at value (identified cost--$164,347,622)                                 $  224,141,580
                    Foreign cash                                                                               5,927,091
                    Receivables:
                      Securities sold                                                    $    2,915,760
                      Capital shares sold                                                       899,447
                      Dividends                                                                 336,657
                      Foreign forward exchange contracts                                        197,368        4,349,232
                                                                                         --------------
                    Prepaid expenses and other assets                                                             23,757
                                                                                                          --------------
                    Total assets                                                                             234,441,660
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                    3,134,505
                      Capital shares redeemed                                                 1,329,904
                      Custodian bank                                                            664,572
                      Investment adviser                                                        203,730
                      Distributor                                                                97,552        5,430,263
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       652,499
                                                                                                          --------------
                    Total liabilities                                                                          6,082,762
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  228,358,898
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:         authorized                                                                            $      617,539
                    Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   690,248
                    Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   138,623
                    Class D Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   157,257
                    Paid-in capital in excess of par                                                         424,452,339
                    Accumulated investment loss--net                                                          (1,119,779)
                    Accumulated distributions in excess of investment income--net                             (2,542,794)
                    Accumulated realized capital losses on investments and foreign currency
                    transactions--net                                                                       (226,354,912)
                    Accumulated distributions in excess of realized capital gains on
                    investments and foreign currency transactions--net                                       (27,312,230)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         59,632,607
                                                                                                          --------------
                    Net assets                                                                            $  228,358,898
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $89,439,723 and 6,175,394 shares
Value:                       outstanding                                                                  $        14.48
                                                                                                          ==============
                    Class B--Based on net assets of $96,905,813 and 6,902,483 shares
                             outstanding                                                                  $        14.04
                                                                                                          ==============
                    Class C--Based on net assets of $19,387,043 and 1,386,230 shares
                             outstanding                                                                  $        13.99
                                                                                                          ==============
                    Class D--Based on net assets of $22,626,319 and 1,572,569 shares
                             outstanding                                                                  $        14.39
                                                                                                          ==============

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999

CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Six Months Ended December 31, 1999
Investment Income:  Dividends (net of $160,928 foreign withholding tax)                                   $    1,229,295
                    Interest and discount earned                                                                 114,500
                                                                                                          --------------
                    Total income                                                                               1,343,795
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $    1,007,888
                    Account maintenance and distribution fees--Class B                          433,417
                    Custodian fees                                                              248,308
                    Transfer agent fees--Class B                                                159,963
                    Transfer agent fees--Class A                                                123,886
                    Accounting services                                                         105,887
                    Account maintenance and distribution fees--Class C                           85,415
                    Printing and shareholder reports                                             62,041
                    Professional fees                                                            51,539
                    Registration fees                                                            35,027
                    Transfer agent fees--Class C                                                 32,087
                    Transfer agent fees--Class D                                                 30,306
                    Account maintenance fees--Class D                                            24,039
                    Directors' fees and expenses                                                 22,302
                    Dividend fees                                                                13,406
                    Pricing fees                                                                  6,320
                    Other                                                                        21,743
                                                                                         --------------
                    Total expenses                                                                             2,463,574
                                                                                                          --------------
                    Investment loss--net                                                                      (1,119,779)
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized            Investments--net                                                        5,188,911
Gain on               Foreign currency transactions--net                                         73,175        5,262,086
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions          Investments--net                                                       35,236,462
--Net:                Foreign currency transactions--net                                      1,188,658       36,425,120
                                                                                         --------------   --------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             41,687,206
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   40,567,427
                                                                                                          ==============

                    See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                          December 31,       June 30,
                    Increase (Decrease) in Net Assets:                                        1999             1999
Operations:         Investment income (loss)--net                                        $  (1,119,779)   $    3,568,319
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                         5,262,086     (124,742,946)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   36,425,120      102,522,043
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations          40,567,427      (18,652,584)
                                                                                         --------------   --------------

Distributions to In excess of realized gain on investments--net:
Shareholders:         Class A                                                                        --         (567,181)
                      Class B                                                                        --         (682,842)
                      Class C                                                                        --         (135,257)
                      Class D                                                                        --         (129,720)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from distributions to
                    shareholders                                                                     --       (1,515,000)
                                                                                         --------------   --------------

Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                            (24,843,465)    (215,573,715)
                                                                                         --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                  15,723,962     (235,741,299)
                    Beginning of period                                                     212,634,936      448,376,235
                                                                                         --------------   --------------
                    End of period                                                        $  228,358,898   $  212,634,936
                                                                                         ==============   ==============

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


CONSOLIDATED FINANCIAL HIGHLIGHTS
                                                                                           Class A++
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       Dec. 31,         For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                                  1999       1999      1998      1997       1996
Per Share           Net asset value, beginning of period              $  11.88   $  10.44  $  17.23  $  15.05   $  13.35
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.03)       .18       .08       .36        .23
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     2.63       1.32     (6.18)     2.21       1.71
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.60       1.50     (6.10)     2.57       1.94
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --      (.12)     (.28)      (.24)
                      In excess of investment income--net                   --         --      (.09)       --         --
                      Realized gain on investments--net                     --         --        --      (.11)        --
                      In excess of realized gain on
                      investments--net                                      --       (.06)     (.48)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.06)     (.69)     (.39)      (.24)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.48   $  11.88  $  10.44  $  17.23   $  15.05
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  21.89%+++  14.60%   (36.00%)   17.66%     14.82%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.87%*     1.97%     1.63%     1.53%      1.54%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.54%)*    1.94%      .53%     2.32%      1.66%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 89,440   $ 83,115  $219,422  $471,790   $342,884
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  29.08%     84.92%    98.16%    86.68%     71.01%
                                                                      ========   ========  ========  ========   ========

                                                                                           Class B++
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       Dec. 31,       For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                                  1999       1999      1998     1997        1996
Per Share           Net asset value, beginning of period              $  11.57   $  10.28  $  17.04  $  14.90   $  13.24
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.09)       .08      (.07)      .19        .09
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     2.56       1.27     (6.08)     2.20       1.69
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.47       1.35     (6.15)     2.39       1.78
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --      (.07)     (.14)      (.12)
                      In excess of investment income--net                   --         --      (.06)       --         --
                      Realized gain on investments--net                     --         --        --      (.11)        --
                      In excess of realized gain on
                      investments--net                                      --       (.06)     (.48)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.06)     (.61)     (.25)      (.12)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.04   $  11.57  $  10.28  $  17.04   $  14.90
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  21.35%+++  13.37%   (36.68%)   16.39%     13.63%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.92%*     3.04%     2.67%     2.57%      2.56%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                       (1.59%)*     .91%     (.53%)    1.22%       .65%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 96,906   $ 92,104  $164,929  $398,468   $302,183
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  29.08%     84.92%    98.16%    86.68%     71.01%
                                                                      ========   ========  ========  ========   ========


                                                                                          Class C++
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       Dec. 31,         For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                                  1999       1999     1998       1997       1996
Per Share           Net asset value, beginning of period              $  11.53   $  10.24  $  16.99  $  14.87   $  13.22
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.09)       .08      (.07)      .18        .09
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     2.55       1.27     (6.08)     2.20       1.70
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.46       1.35     (6.15)     2.38       1.79
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --      (.07)     (.15)      (.14)
                      In excess of investment income--net                   --         --      (.05)       --         --
                      Realized gain on investments--net                     --         --        --      (.11)        --
                      In excess of realized gain on
                      investments--net                                      --       (.06)     (.48)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.06)     (.60)     (.26)      (.14)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.99   $  11.53  $  10.24  $  16.99   $  14.87
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  21.34%+++  13.42%   (36.69%)   16.37%     13.68%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.93%*     3.04%     2.68%     2.58%      2.56%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                       (1.60%)*     .90%     (.51%)    1.19%       .67%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 19,387   $ 17,768  $ 32,339  $ 71,769   $ 46,983
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  29.08%     84.92%    98.16%    86.68%     71.01%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
                                                                                          Class D++

                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       Dec. 31,        For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                                  1999      1999      1998      1997        1996
Per Share           Net asset value, beginning of period              $  11.81   $  10.41  $  17.19  $  15.02   $  13.33
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.05)       .16       .04       .32        .21
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     2.63       1.30     (6.15)     2.20       1.69
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.58       1.46     (6.11)     2.52       1.90
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --      (.11)     (.24)      (.21)
                      In excess of investment income--net                   --         --      (.08)       --         --
                      Realized gain on investments--net                     --         --        --      (.11)        --
                      In excess of realized gain on
                      investments--net                                      --       (.06)     (.48)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.06)     (.67)     (.35)      (.21)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.39   $  11.81  $  10.41  $  17.19   $  15.02
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  21.85%+++  14.26%   (36.13%)   17.30%     14.55%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.12%*     2.20%     1.88%     1.78%      1.76%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.79%)*    1.74%      .28%     2.06%      1.48%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 22,626   $ 19,648  $ 31,686  $ 73,686   $ 57,821
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  29.08%     84.92%    98.16%    86.68%     71.01%
                                                                      ========   ========  ========  ========   ========



                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Consolidated Financial Statements.


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non- diversified, open-end management investment company. The Fund's consolidated financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex- dividend dates. Dividends from foreign securities where the ex- dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income and realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(h) Custodian bank--The Fund recorded an amount payable to the Custodian bank reflecting an overdraft which resulted from management estimates of available cash.

(i) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                       Maintenance Fee     Fee

Class B                                      .25%           .75%
Class C                                      .25%           .75%
Class D                                      .25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:



                                MLFD     MLPF&S

Class A                         $246     $ 3,847
Class D                         $887     $13,124


For the six months ended December 31, 1999, MLPF&S received contingent deferred sales charges of $93,974 and $1,392 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $104,769 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1999 were $56,851,501 and $76,040,564, respectively.

Net realized gains (losses) for the six months ended December 31, 1999 and net unrealized gains (losses) as of December 31, 1999 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments              $5,189,038    $59,793,959
Short-term investments                   (127)            --
Foreign currency transactions        (124,193)      (161,352)
Forward foreign exchange
contracts                             197,368             --
                                   ----------    -----------
Total                              $5,262,086    $59,632,607
                                   ==========    ===========


As of December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $59,793,959, of which $73,476,701 related to appreciated securities and $13,682,742 related to depreciated securities. The aggregate cost of investments at December 31, 1999 for Federal income tax purposes was $164,347,622.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $24,843,465 and $215,573,715 for the six months ended December 31, 1999 and for the year ended June 30, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           278,749  $   3,438,690
Shares redeemed                    (1,100,883)   (13,149,977)
                                 ------------  -------------
Net decrease                         (822,134) $  (9,711,287)
                                 ============  =============


Class A Shares for the Year                         Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                         1,619,556  $  15,898,255
Shares issued to shareholders
in reinvestment of distributions       59,063        489,047
                                 ------------  -------------
Total issued                        1,678,619     16,387,302
Shares redeemed                   (15,707,343)  (133,315,366)
                                 ------------  -------------
Net decrease                      (14,028,724) $(116,928,064)
                                 ============  =============


Class B Shares for the Six Months                   Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           398,980  $   4,657,048
Automatic conversion of shares       (92,954)     (1,063,210)
Shares redeemed                    (1,360,974)   (15,872,773)
                                 ------------  -------------
Net decrease                       (1,054,948) $ (12,278,935)
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended June 30, 1999                   Shares        Amount
Shares sold                         1,372,844  $  12,591,100
Shares issued to shareholders
in reinvestment of distributions       73,184        594,258
                                 ------------  -------------
Total issued                        1,446,028     13,185,358
Automatic conversion of shares       (190,641)    (1,779,556)
Shares redeemed                    (9,342,483)   (83,600,044)
                                 ------------  -------------
Net decrease                       (8,087,096) $ (72,194,242)
                                 ============  =============



Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1999


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)


Class C Shares for the Six Months                   Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            85,438  $     987,908
Shares redeemed                      (240,171)    (2,779,757)
                                 ------------  -------------
Net decrease                         (154,733) $  (1,791,849)
                                 ------------  -------------


Class C Shares for the Year                         Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                           302,107  $   2,904,136
Shares issued to shareholders
in reinvestment of distributions       14,361        116,179
                                 ------------  -------------
Total issued                          316,468      3,020,315
Shares redeemed                    (1,933,187)   (17,202,260)
                                 ------------  -------------
Net decrease                       (1,616,719) $ (14,181,945)
                                 ============  =============


Class D Shares for the Six Months                   Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           147,987  $   1,804,837
Automatic conversion of shares         90,895      1,063,210
                                 ------------  -------------
Total issued                          238,882      2,868,047
Shares redeemed                      (329,335)    (3,929,441)
                                 ------------  -------------
Net decrease                          (90,453) $  (1,061,394)
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                           630,224  $   5,544,815
Automatic conversion of shares        187,608      1,779,556
Shares issued to shareholders
in reinvestment of distributions       13,643        112,554
                                 ------------  -------------
Total issued                          831,475      7,436,925
Shares redeemed                    (2,213,300)   (19,706,389)
                                 ------------  -------------
Net decrease                       (1,381,825) $ (12,269,464)
                                 ============  =============


5. Commitments:
At December 31, 1999, the Fund entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $92,000 and $588,000, respectively.


6. Capital Loss Carryforward:
At June 30, 1999, the Fund had a net capital loss carryforward of approximately $226,180,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


7. Reorganization Plan:
On January 19, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditons, whereby the Fund would acquire substantially all of the assets and liabilities of Merrill Lynch Middle East/Africa Fund, Inc. in exchange for newly issued shares of the Fund. These Funds are registered, non-diversified, open-end management investment companies. Both entities have a similar investment objective and are managed by MLAM.



PORTFOLIO INFORMATION

Ten Largest Equity Holdings                            Percent of
As of December 31, 1999                                Net Assets

Samsung Electronics                                        5.9%
Taiwan Semiconductor Manufacturing Company                 4.3
Grupo Televisa SA (GDR)                                    3.3
Telefonos de Mexico SA (ADR)                               3.1
Telekom Malaysia Berhad                                    2.7
Korea Telecom Corporation (ADR)                            2.6
TV Azteca, SA de CV (ADR)                                  1.8
Korea Electric Power Corporation                           1.8
Companhia Vale do Rio Doce 'A' (Preferred)                 1.7
Tele Norte Leste Participacoes SA (ADR)                    1.6


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Grace Pineda, Senior Vice President and
Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch
Developing Capital Markets Fund, Inc. have recently retired. The
Fund's Board of Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.



                                                                 Exhibit 17(d)



                                MERRILL LYNCH
                                 MIDDLE EAST/
                              AFRICA FUND, INC.




                                  FUND LOGO




                                Annual Report

                              November 30, 1999




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Middle East/Africa
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.


Asset Allocation As a Percentage* of
Net Assets as of November 30, 1999

A map illustrating the following percentages:

Ghana              3.7%
Morocco            3.8%
South Africa      50.4%
Botswana           3.5%
Turkey            11.0%
Israel            14.6%
Egypt             10.3%
Zimbabwe           0.9%


------------
*Total may not equal 100%.


Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999


DEAR SHAREHOLDER

During the three-month period ended November 30, 1999, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +8.80%, +8.40%, +8.39% and +8.74%, respectively. The unmanaged Morgan Stanley Capital International (MSCI) Indexes for the largest equity markets in the region--Israel, South Africa and Turkey--registered returns of +21.26%, +11.08% and +50.43%, respectively. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Emerging Markets Free Index and are denominated in US dollars.) Detrimental to the Fund's performance was its investments in most of the smaller markets-- Botswana, Egypt, Ghana, Morocco and Zimbabwe. The Fund's quarterly performance was also hurt by its stock selection in South Africa.


Fiscal Year in Review

For the 12-month period ended November 30, 1999, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +23.96%, +22.56%, +22.54% and +23.68%, respectively. The unmanaged MSCI Indexes for the largest equity markets in the region--Israel, South Africa and Turkey-- registered returns of +37.59%, +26.32% and +101.46%, respectively, for the same 12-month period. Detrimental to the Fund's performance was its investments in the region's smaller markets--Botswana, Egypt, Ghana, Morocco and Zimbabwe. The Fund's overall performance benefited from stock selection in South Africa and its overweighted position in Turkey.


Investment Overview

The strong gains exhibited by the Middle East and African markets during the quarter ended November 30, 1999 more than offset any declines in the previous quarter and resulted in 1999 returns that were some of the strongest seen in years. We believe that the rallies were largely based on favorable fundamental factors and only moderately driven by inflows of foreign funds. One factor was the improved perception of risk in emerging markets that allowed interest rates to decline and stocks to rally. This contributed to Turkey's market performance of +104.53% during 1999. In addition, global economic growth is recovering and the clear beneficiaries are exporters of commodity goods such as South Africa, which rose 38.32% so far this year. There were also factors specific to each country, such as stronger domestic economic and corporate earnings performance in Israel (+34.33%) and South Africa. Speculative drivers also contributed, including Turkey's possible receipt of funds from the International Monetary Fund and the Egyptian market's (+61.12%) inclusion in emerging market benchmark indexes.

To seek to participate in the potential upturn in the global economic cycle and the potential rising prices of commodities, we placed investments in a number of South African resource companies such as Impala Platinum Holdings Limited, Gencor Limited and Anglo American PLC. Our investments also included companies that may participate in a potential increase in personal consumption. These included retailers such as Metro Cash and Carry Limited and Pepkor Limited, as well as the packaging company, Nampak Limited, which is our largest Fund holding.

In addition, during the November quarter we added an important position in Rembrandt Group Limited, a South African investment holding company. A compelling feature of this company is that its stock is being priced at a larger-than-usual discount to the value of its component businesses. We believe that the realization of that value may occur through restructuring. This will entail primarily the sale, or unbundling, of its non-core businesses. The company has a substantial cash position and cash flows that may be used to buy back its own shares. We believe this could also enhance the value of our holdings in Rembrandt. The caveat is its interests in tobacco via a stake in British American Tobacco. While the perceived risk of tobacco litigation has been a constraint to the stock's performance, in our view, investors are anticipating a more adverse outcome than is likely to occur.


In Conclusion

We believe that the long-term potential of the Middle Eastern and African markets is just starting to be realized, and that recent years' weakness in their economies has set the stage for stronger performance. We thank you for your investment in Merrill Lynch Middle East/Africa Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager


January 11, 2000


To reduce shareholder expenses, Merrill Lynch Middle East/Africa Fund, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.



PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Any class of shares redeemed during the first 12 months after purchase will be charged a redemption fee of 2.0%.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999


PERFORMANCE DATA (continued)


Total Return
Based on a
$10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the Morgan Stanley Capital International Index--Israel, Morgan Stanley Capital International Index-- Turkey, Morgan Stanley Capital International Index--South Africa Index. Beginning and ending values are:

                                           12/30/94*      11/99
ML Middle East/Africa Fund, Inc.++--
Class A Shares*                             $ 9,475      $11,371

ML Middle East/Africa Fund, Inc.++--
Class B Shares*                             $10,000      $11,383

Morgan Stanley Capital International
Index--Israel++++                           $10,000      $19,251

Morgan Stanley Capital International
Index--Turkey++++                           $10,000      $28,178

Morgan Stanley Capital International
Index--Africa++++                           $10,000      $ 9,045


A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International Index--Israel, Morgan Stanley Capital International Index-- Turkey, Morgan Stanley Capital International Index--South Africa Index. Beginning and ending values are:

                                           12/30/94*      11/99
ML Middle East/Africa Fund, Inc.++--
Class C Shares*                             $10,000      $11,417

ML Middle East/Africa Fund, Inc.++--
Class D Shares*                             $ 9,475      $11,216

Morgan Stanley Capital International
Index--Israel++++                           $10,000      $19,251

Morgan Stanley Capital International
Index--Turkey++++                           $10,000      $28,178

Morgan Stanley Capital International
Index--Africa++++                           $10,000      $ 9,045

-------------
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Middle East/Africa Fund, Inc. invests primarily in equity and debt securities of corporate and governmental issuers in countries located in the Middle East and Africa.
++++This unmanaged Index measures the total returns of countries within the Middle East/Africa region.

    Past performance is not predictive of future performance.


Average Annual
Total Return
                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                        +19.11%        +10.60%
Inception (12/30/94)
through 9/30/99                           + 2.72         + 1.56

-----------------
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/99                        +17.88%        +11.52%
Inception (12/30/94)
through 9/30/99                           + 1.63         + 1.63

------------------------------
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years. Maximum redemption fee is 2% and is reduced to 0% after 1 year. **Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/99                        +17.85%        +14.50%
Inception (12/30/94)
through 9/30/99                           + 1.69         + 1.69

------------------------------
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year. Maximum redemption fee is 2% and is reduced to 0% after 1 year. **Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                        +18.78%        +10.29%
Inception (12/30/94)
through 9/30/99                           + 2.44         + 1.29

------------------------------
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.



Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999


PERFORMANCE DATA (concluded)


Recent
Performance
Results*



                                                               3 Month        12 Month    Since Inception
As of November 30, 1999                                      Total Return   Total Return    Total Return
ML Middle East/Africa Fund, Inc. Class A Shares                 +8.80%         +23.96%         +20.00%
ML Middle East/Africa Fund, Inc. Class B Shares                 +8.40          +22.56          +13.83
ML Middle East/Africa Fund, Inc. Class C Shares                 +8.39          +22.54          +14.17
ML Middle East/Africa Fund, Inc. Class D Shares                 +8.74          +23.68          +18.38




--------------------
*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 12/30/94.




PORTFOLIO INFORMATION


As of November 30, 1999
                                               Percent of
Ten Largest Holdings (Equity Investments)      Net Assets

Nampak Limited                                     7.3%
Impala Platinum Holdings Limited                   6.2
Yapi ve Kredi Bankasi AS                           6.1
Nedcor Limited*                                    6.0
Commercial International Bank (GDR)                5.1
Gencor Limited*                                    5.1
Rembrandt Group Limited                            5.1
Anglo American PLC                                 4.2
Metro Cash and Carry Limited                       4.1
AngloGold Limited (ADR)                            4.0


                                               Percent of
Ten Largest Industries                         Net Assets

Banking                                           24.9%
Beverages & Tobacco                                9.1
Retail                                             7.7
Forest Products                                    7.3
Holding Company                                    6.2
Metals--Non-Ferrous                                5.1
Mining                                             4.7
Merchandising                                      4.2
Gold Mines                                         4.0
Multi-Industry                                     3.5

-----------------
*Includes combined holdings.


SCHEDULE OF INVESTMENTS                                                                               (in US dollars)

                                                                                                                  Percent of
AFRICA            Industries      Shares Held               Investments                               Value      Net Assets

Botswana          Multi-Industry      106,802       Sechaba Breweries Limited                       $  117,054         3.5%

                                                    Total Investments in Botswana                      117,054         3.5

Ghana             Beverages &         432,827       Guinness Ghana Limited                             123,368         3.7
                  Tobacco

                                                    Total Investments in Ghana                         123,368         3.7

Morocco           Banking                 969       Banque Marocaine du Commerce Exterieur              64,173         1.9

                  Building Materials      591       Cimenterie de l'Oriental (CIOR)                     62,729         1.9

                                                    Total Investments in Morocco                       126,902         3.8

South Africa      Banking              10,730       Nedcor Limited                                     196,830         5.9
                                          248     ++Nedcor Limited (GDR) (b)(c)                          4,546         0.1
                                        3,825       Standard Bank Investment Corporation Limited        13,388         0.4
                                                                                                    ----------       ------
                                                                                                       214,764         6.4

                  Beverages               713       South African Breweries PLC                          6,701         0.2
                                        1,465       South African Breweries PLC (GBP)                   13,432         0.4
                                                                                                    ----------       ------
                                                                                                        20,133         0.6

                  Beverages &          21,700       Rembrandt Group Limited                            169,844         5.1
                  Tobacco

                  Computers             8,979     ++Dimension Data Holdings Limited                     46,560         1.4

                  Forest Products      88,794       Nampak Limited                                     244,612         7.3

                  Gold Mines            5,199       AngloGold Limited (ADR) (a)                        133,549         4.0

                  Holding Company       5,717       Impala Platinum Holdings Limited                   208,447         6.2

                  Insurance            60,668       FirstRand Limited                                   73,635         2.2
                                        2,138       Liberty Life Association of Africa Limited          21,307         0.6
                                        7,620       Sanlam Limited                                       8,928         0.3
                                                                                                    ----------       ------
                                                                                                       103,870         3.1

                  Merchandising        37,256       Pick'n Pay Stores Limited                           55,543         1.7

                  Metals--             21,896       Gencor Limited                                      83,738         2.5
                  Non-Ferrous          22,571       Gencor Limited (ADR) (a)                            86,264         2.6
                                                                                                    ----------       ------
                                                                                                       170,002         5.1

                  Mining                2,416       Anglo American PLC                                 141,804         4.2
                                        3,296       Gold Fields Limited                                 14,822         0.4
                                        1,370       Gold Fields of South Africa Limited                  3,219         0.1
                                                                                                    ----------       ------
                                                                                                       159,845         4.7

                  Retail                  820       Edgars Consolidated Stores Limited                   9,169         0.3
                                      144,947       Metro Cash and Carry Limited                       136,703         4.1
                                        3,291       Pepkor Limited                                      13,386         0.4
                                                                                                    ----------       ------
                                                                                                       159,258         4.8

                                                    Total Investments in South Africa                1,686,427        50.4

Zimbabwe          Beverages &          35,125       Delta Corporation Limited                           11,048         0.3
                  Tobacco

                  Entertainment &     148,229       Zimbabwe Sun Limited                                10,296         0.3
                  Leisure

                  Real Estate          35,293       Hippo Valley Estates Ltd.                            9,899         0.3

                                                    Total Investments in Zimbabwe                       31,243         0.9

                                                    Total Investments in Africa                      2,084,994        62.3





Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                     (in US dollars)

MIDDLE                                 Shares                                                                    Percent of
EAST              Industries            Held                 Investments                              Value      Net Assets

Egypt             Banking              14,262       Commercial International Bank (GDR) (b)         $  171,857         5.1%

                  Beverages             4,522     ++Al-Ahram Beverages Company S.A.E.
                                                    (GDR) (b)(c)                                        71,448         2.1

                  Finance               6,510       EFG-Hermes Holding, S.A.E. (GDR) (b)(c)             76,493         2.3

                  Housing               2,540       Madinet Nasr for Housing & Development Company      26,163         0.8

                                                    Total Investments in Egypt                         345,961        10.3

Israel            Banking              22,282       Bank Hapoalim                                       58,835         1.8
                                       29,239       Bank Leumi Le-Israel                                53,891         1.6
                                                                                                    ----------       ------
                                                                                                       112,726         3.4

                  Food Chain           31,654       Supersol Ltd.                                       95,116         2.9

                  Media &               4,300       RT--Set Limited                                     41,561         1.2
                  Communications

                  Merchandising         6,041       Blue Square Chain Investments and
                                                    Properties Ltd.                                     83,043         2.5

                  Software--Computer      520     ++Check Point Software Technologies Ltd.              73,645         2.2

                  Telecommunications    3,226       ECI Telecom Limited                                 80,650         2.4

                                                    Total Investments in Israel                        486,741        14.6

Turkey            Banking           6,276,631     ++Turkiye Garanti Bankasi AS                          67,880         2.0
                                   11,111,248       Yapi ve Kredi Bankasi AS                           203,852         6.1
                                                                                                    ----------       ------
                                                                                                       271,732         8.1

                  Retail              232,584       Migros Turk T.A.S.                                  95,448         2.9

                                                    Total Investments in Turkey                        367,180        11.0

                                                    Total Investments in the Middle East             1,199,882        35.9


                  Total Investments (Cost--$2,779,345)                                               3,284,876        98.2

                  Other Assets Less Liabilities                                                         59,872         1.8
                                                                                                    ----------       ------
                  Net Assets                                                                        $3,344,748       100.0%
                                                                                                    ==========       ======

               -----------------
               (a)American Depositary Receipts (ADR). (b)Global Depositary
               Receipts (GDR).
               (c)The security may be offered and sold to "qualified
                  institutional buyers" under Rule 144A of the Securities Act of 1933.
                ++Non-income producing security.

                  See Notes to Financial Statements.




STATEMENT OF ASSETS AND LIABILITIES

                    As of November 30, 1999

Assets:             Investments, at value (identified cost--$2,779,345)                                     $  3,284,876
                    Cash                                                                                             917
                    Foreign cash                                                                                  72,676
                    Dividends receivable                                                                             558
                    Deferred organization expenses                                                                 4,991
                    Prepaid registration fees and other assets                                                   140,825
                                                                                                            ------------
                    Total assets                                                                               3,504,843
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $     65,557
                      Capital shares redeemed                                                     3,988
                      Distributor                                                                 2,235           71,780
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        88,315
                                                                                                            ------------
                    Total liabilities                                                                            160,095
                                                                                                            ------------

Net Assets:         Net assets                                                                              $  3,344,748
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                           $      5,357
                    Class B Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                 22,201
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                  2,158
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                  3,772
                    Paid-in capital in excess of par                                                           3,786,925
                    Undistributed investment income--net                                                         376,674
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net                                                        (1,356,274)
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                   503,935
                                                                                                            ------------
                    Net assets                                                                              $  3,344,748
                                                                                                            ============

Net Asset           Class A--Based on net assets of $542,947 and 53,567
Value:                       shares outstanding                                                             $      10.14
                                                                                                            ============
                    Class B--Based on net assets of $2,206,954 and 222,014
                             shares outstanding                                                             $       9.94
                                                                                                            ============
                    Class C--Based on net assets of $214,681 and 21,578
                             shares outstanding                                                             $       9.95
                                                                                                            ============
                    Class D--Based on net assets of $380,166 and 37,722
                             shares outstanding                                                             $      10.08
                                                                                                            ============


                    See Notes to Financial Statements.




Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999


STATEMENT OF OPERATIONS

                    For the Year Ended November 30, 1999

Investment          Dividends (net of $5,618 foreign withholding tax)                                       $    134,291
Income:             Interest and discount earned                                                                  12,896
                                                                                                            ------------
                    Total income                                                                                 147,187
                                                                                                            ------------

Expenses:           Professional fees                                                      $     79,460
                    Accounting services                                                          77,575
                    Amortization of organization expenses                                        59,891
                    Registration fees                                                            56,515
                    Directors' fees and expenses                                                 45,087
                    Printing and shareholders reports                                            44,292
                    Investment advisory fees                                                     36,873
                    Custodian fees                                                               30,398
                    Account maintenance and distribution fees--Class B                           25,207
                    Transfer agent fees--Class B                                                  7,302
                    Account maintenance and distribution fees--Class C                            2,516
                    Pricing fees                                                                  2,202
                    Transfer agent fees--Class A                                                  1,273
                    Account maintenance fees--Class D                                               979
                    Transfer agent fees--Class D                                                    941
                    Transfer agent fees--Class C                                                    821
                    Other                                                                         3,814
                                                                                           ------------
                    Total expenses before reimbursement                                         475,146
                    Reimbursement of expenses                                                  (428,007)
                                                                                           ------------
                    Total expenses after reimbursement                                                            47,139
                                                                                                            ------------
                    Investment income--net                                                                       100,048
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                          196,773
(Loss) on             Foreign currency transactions--net                                        (20,704)         176,069
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                          494,263
                      Foreign currency transactions--net                                         (1,785)         492,478
                                                                                           ------------      -----------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                                668,547
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $    768,595
                                                                                                            ============

                    See Notes to Financial Statements.




STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Year Ended
                                                                                                     November 30,
                    Increase (Decrease) in Net Assets:                                          1999             1998

Operations:         Investment income--net                                                 $    100,048     $    221,252
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                                  176,069       (1,233,675)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                          492,478         (621,631)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations             768,595       (1,634,054)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                                        --          (34,496)
                      Class B                                                                        --         (147,378)
                      Class C                                                                        --          (18,526)
                      Class D                                                                        --          (35,943)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                                  --         (236,343)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital
Transactions:       share transactions                                                       (1,949,725)      (2,371,225)
                                                                                           ------------     ------------

Net Assets:         Total decreasein net assets                                              (1,181,130)      (4,241,622)
                    Beginning of year                                                         4,525,878        8,767,500
                                                                                           ------------     ------------
                    End of year*                                                           $  3,344,748     $  4,525,878
                                                                                           ============     ============
                   -----------
                   *Undistributed investment income--net                                   $    376,674     $         --
                                                                                           ============     ============


                    See Notes to Financial Statements.





Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999


FINANCIAL HIGHLIGHTS

                                                                                             Class A
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                          For the                     Dec. 30,
from information provided in the financial statements.                            Year Ended                 1994++++ to
                                                                                 November 30,                   Nov. 30,
Increase (Decrease) in Net Asset Value:                                 1999++     1998++    1997++    1996++     1995

Per Share           Net asset value, beginning of period               $  8.18    $ 10.96   $  9.40   $ 10.66    $ 10.00
Operating                                                              -------    -------   -------   -------    -------
Performance:          Investment income--net                               .32        .40       .48       .42        .57
                      Realized and unrealized gain (loss)
                      on investments and foreign currency
                      transactions--net                                   1.64      (2.80)     1.52      (.80)       .09
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                      1.96      (2.40)     2.00      (.38)       .66
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --       (.38)     (.44)     (.85)        --
                      Realized gain on investments--net                     --         --        --      (.03)        --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                       --       (.38)     (.44)     (.88)        --
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $ 10.14    $  8.18   $ 10.96    $ 9.40    $ 10.66
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                  23.96%    (22.59%)   22.43%    (4.17%)     6.60%+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement                        .46%       .47%      .47%      .47%       .00%*
Net Assets:                                                            =======    =======   =======   =======    =======
                    Expenses                                            12.21%      6.51%     6.36%     4.84%      4.63%*
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               3.55%      3.93%     4.35%     4.24%      8.43%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $   543    $   563   $   989   $   399    $   648
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                  83.78%     17.03%    78.12%    46.36%     40.97%
                                                                       =======    =======   =======   =======    =======



                                                                                             Class B
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                          For the                      Dec. 30,
from information provided in the financial statements.                            Year Ended                  1994++++ to
                                                                                 November 30,                   Nov. 30,
Increase (Decrease) in Net Asset Value:                                 1999++     1998++    1997++    1996++     1995

Per Share           Net asset value, beginning of period               $  8.11    $ 10.87   $  9.31    $10.56    $ 10.00
Operating                                                              -------    -------   -------   -------    -------
Performance:          Investment income--net                               .22        .29       .37       .32        .79
                      Realized and unrealized gain (loss)
                      on investments and foreign currency
                      transactions--net                                   1.61      (2.78)     1.51      (.80)      (.23)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                      1.83      (2.49)     1.88      (.48)       .56
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --       (.27)     (.32)     (.74)        --
                      Realized gain on investments--net                     --         --        --      (.03)        --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                       --       (.27)     (.32)     (.77)        --
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                       $9.94    $  8.11   $ 10.87   $  9.31    $ 10.56
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                  22.56%    (23.40%)   21.02%    (5.14%)     5.60%+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement                       1.51%      1.51%     1.51%     1.50%      1.01%*
Net Assets:                                                            =======    =======   =======   =======    =======
                    Expenses                                            13.09%      7.51%     7.46%     5.90%      5.68%*
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               2.48%      2.91%     3.40%     3.15%      8.33%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $ 2,207    $ 3,096   $ 5,947   $ 5,699    $ 7,701
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                  83.78%     17.03%    78.12%    46.36%     40.97%
                                                                       =======    =======   =======   =======    =======



                                                                                             Class C
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                          For the                      Dec. 30,
from information provided in the financial statements.                            Year Ended                 1994++++ to
                                                                                 November 30,                   Nov. 30,
Increase (Decrease) in Net Asset Value:                                 1999++     1998++    1997++    1996++     1995

Per Share           Net asset value, beginning of period               $  8.12    $ 10.89   $  9.31    $10.56    $ 10.00
Operating                                                              -------    -------   -------   -------    -------
Performance:          Investment income--net                               .22        .30       .36       .31        .83
                      Realized and unrealized gain (loss)
                      on investments and foreign currency
                      transactions--net                                   1.61      (2.79)     1.55      (.79)      (.27)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                      1.83      (2.49)     1.91      (.48)       .56
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --       (.28)     (.33)     (.74)        --
                      Realized gain on investments--net                     --         --        --      (.03)        --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                       --       (.28)     (.33)     (.77)        --
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $  9.95    $  8.12   $ 10.89   $  9.31    $ 10.56
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                  22.54%    (23.38%)   21.42%    (5.16%)     5.60%+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement                       1.55%      1.53%     1.52%     1.50%      1.01%*
Net Assets:                                                            =======    =======   =======   =======    =======
                    Expenses                                            13.13%      7.45%     7.47%     5.91%      5.67%*
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               2.47%      2.90%     3.33%     3.14%      8.45%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $   215    $   317   $   723   $   692    $ 1,012
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                  83.78%     17.03%    78.12%    46.36%     40.97%
                                                                       =======    =======   =======   =======    =======

                 ----------------
                   *Annualized.
                  **Total investment returns exclude the effects of sales
                    charges; results would be lower if sales charges were
                    included.
                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999



FINANCIAL HIGHLIGHTS (concluded)

                                                                                             Class D
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                          For the                      Dec. 30,
from information provided in the financial statements.                            Year Ended                  1994++++ to
                                                                                 November 30,                   Nov. 30,
Increase (Decrease) in Net Asset Value:                                 1999++     1998++    1997++    1996++     1995

Per Share           Net asset value, beginning of period               $  8.15    $ 10.93   $  9.38    $10.63    $ 10.00
Operating                                                              -------    -------   -------   -------    -------
Performance:          Investment income--net                               .29        .37       .46       .40        .77
                      Realized and unrealized gain (loss) on
                      investments and foreign currency
                      transactions--net                                   1.64      (2.79)     1.50      (.80)      (.14)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                      1.93      (2.42)     1.96      (.40)       .63
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --       (.36)     (.41)     (.82)        --
                      Realized gain on investments--net                     --         --        --      (.03)        --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                       --       (.36)     (.41)     (.85)        --
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $ 10.08    $  8.15   $ 10.93   $  9.38    $ 10.63
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                  23.68%    (22.84%)   21.95%    (4.31%)     6.30%+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement                        .71%       .72%      .72%      .72%       .25%*
Net Assets:                                                            =======    =======   =======   =======    =======
                    Expenses                                            12.33%      6.70%     6.67%     5.08%      4.89%*
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               3.23%      3.69%     4.18%     4.01%      9.07%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $   380    $   550   $ 1,109   $   969    $ 1,569
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                  83.78%     17.03%    78.12%    46.36%     40.97%
                                                                       =======    =======   =======   =======    =======

                 -------------
                   *Annualized.
                  **Total investment returns exclude the effects of sales
                    charges; results would be lower if sales charges were
                    included.
                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Middle East/Africa Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non- diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.


Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex- dividend dates. Dividends from foreign securities where the ex- dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight- line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $297,331 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $20,705 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These relassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch and Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund. For the year ended November 30, 1999, MLAM earned fees of $36,873, all of which was voluntarily waived. MLAM also reimbursed the Fund for additional expenses of $391,134.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account       Distribution
                          Maintenance Fee        Fee

Class B                         .25%            .75%
Class C                         .25%            .75%
Class D                         .25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                MLFD      MLPF&S

Class D                          --         $7

For the year ended November 30, 1999, MLPF&S received contingent deferred sales charges of $10,506 and $12 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $5,670 and $749 relating to transactions subject to front-end sales charges waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $3,088 in commissions on the execution of portfolio security transactions for the year ended November 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1999, were $2,764,731 and $3,097,300, respectively.

Net realized gains (losses) for the year ended November 30, 1999 and net unrealized gains (losses) as of November 30, 1999 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments              $  196,764       $505,531
Short-term investments                      9             --
Foreign currency transactions         (20,704)        (1,596)
                                   ----------       --------
Total                              $  176,069       $503,935
                                   ==========       ========

As of November 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $504,204, of which $743,280 related to appreciated securities and $239,076 related to depreciated securities. The aggregate cost of investments at November 30, 1999 for Federal income tax purposes was $2,780,672.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $1,949,725 and $2,371,225 for the years ended November 30, 1999 and November 30, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                             1,954    $    15,952
Shares redeemed                       (17,234)      (147,205)
                                   ----------    -----------
Net decrease                          (15,280)   $  (131,253)
                                   ==========    ===========


Class A Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                            20,494    $   232,983
Shares issued to shareholders in
reinvestment of dividends               1,545         15,853
                                   ----------    -----------
Total issued                           22,039        248,836
Shares redeemed                       (43,454)      (442,125)
                                   ----------    -----------
Net decrease                          (21,415)   $  (193,289)
                                   ==========    ===========


Class B Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                            21,211    $   174,157
Shares redeemed                      (181,073)    (1,589,557)
                                   ----------    -----------
Net decrease                         (159,862)   $(1,415,400)
                                   ==========    ===========


Class B Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                            39,585    $   433,589
Shares issued to shareholders in
reinvestment of dividends               5,885         60,441
                                   ----------    -----------
Total issued                           45,470        494,030
Shares redeemed                      (210,753)    (2,095,553)
                                   ----------    -----------
Net decrease                         (165,283)   $(1,601,523)
                                   ==========    ===========


Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                               871    $     7,498
Shares redeemed                       (18,343)      (161,370)
                                   ----------    -----------
Net decrease                          (17,472)   $  (153,872)
                                   ==========    ===========


Class C Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                             4,777    $    50,253
Shares issued to shareholders in
reinvestment of dividends               1,244         12,801
                                   ----------    -----------
Total issued                            6,021         63,054
Shares redeemed                       (33,289)      (325,267)
                                   ----------    -----------
Net decrease                          (27,268)   $  (262,213)
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares redeemed                       (29,716)   $  (249,200)
                                   ----------    -----------
Net decrease                          (29,716)   $  (249,200)
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                             4,163     $   47,771
Shares issued to shareholders in
reinvestment of dividends               1,638         16,807
                                   ----------    -----------
Total issued                            5,801         64,578
Shares redeemed                       (39,831)      (378,778)
                                   ----------    -----------
Net decrease                          (34,030)   $  (314,200)
                                   ==========    ===========

The total redemption fees for Merrill Lynch Middle East/Africa Fund, Inc. amounted to $469 for the year ended November 30, 1999.

5. Capital Loss Carryforward:
At November 30, 1999, the Fund had a net capital loss carryforward of approximately $1,058,000, of which $366,000 expires in 2004 and $692,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On December 17, 1999, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.340681 per Class A Share, $.219896 per Class B Share, $.199163 per Class C Share and $.314559 per Class D Share, payable on December 23, 1999 to shareholders of record as of December 17, 1999.


 AUDIT REPORT:
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Middle East/Africa Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Middle East/Africa Fund, Inc. as of November 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period December 30, 1994 (commencement of operations) to November 30, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Middle East/Africa Fund, Inc. as of November 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
January 14, 2000




OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Grace Pineda, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch Middle East/Africa, Inc. have recently retired. The Fund's Board of
Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863